UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Nuveen Investments

Municipal Bond Funds

Semiannual Report dated October 31, 2007

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the six-month period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

Over the six months covered here – and, indeed, over the past few years – we’ve witnessed periods of uncertainty and volatility in the municipal market. This has caused some investors to wonder if this is a good time to own municipal bonds. With the recent volatility in the market, others may be wondering if this is a good time to adjust their current portfolios.

To help you answer these questions, we encourage you to consult a trusted financial advisor. He or she should be able to help you structure a diversified, well-balanced portfolio that can become an important component in achieving your long-term financial goals. In fact, proper portfolio diversification actually may help to reduce your overall investment risk. Your advisor can help you understand how a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

December 14, 2007

“In fact, proper

portfolio diversification actually may help

to reduce

your overall

investment risk.”

Semiannual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Investments

National Municipal Bond Funds

In the following discussion, portfolio managers John Miller, Johnathan N. Wilhelm, Tom Futrell, Bill Fitzgerald, and Paul Brennan examine key investment strategies and the performance of the Funds over the six-month reporting period. John Miller, who has 14 years of investment experience, and Johnathan Wilhelm, with 17 years of industry experience, have managed the Nuveen High Yield Municipal Bond Fund since 2000 and 2007, respectively. Tom Futrell has 23 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since 2003. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2003 and has 19 years of investment experience. Paul Brennan, with 18 years of industry experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since 2006.

As of December 21, 2007, Jonathan Wilhelm and Paul Brennan assumed management of the Nuveen All-American Municipal Bond Fund and the Nuveen Intermediate Duration Municipal Bond Fund respectively.

How did the Funds perform during the six- month period ended October 31, 2007?

The table on page three provides Class A share total returns for these five Funds for the six-month, one-year, five-year, and ten-year periods ending October 31, 2007. Each Fund’s total returns are compared with the returns of the corresponding Lipper peer fund category and relevant Lehman Brothers index.

Nuveen High Yield Municipal Bond Fund

During the six-month reporting period, the Nuveen High Yield Municipal Bond Fund total return reported a loss of 3.42 percent (Class A shares at net asset value), compared with a 2.04 percent loss for the Lipper High Yield Municipal Debt Funds Category Average. The unmanaged Lehman Brothers High Yield Municipal Bond Index reported 1.11 percent loss during the same time frame.

These past six months presented a difficult environment for high yield municipal investors. Concerns about risk led to a credit crunch, with both individual and institutional borrowers finding it more difficult to obtain needed investment capital. Longer-dated bonds, which tend to be highly interest-rate-sensitive, sold off and their performance generally trailed their shorter-dated counterparts. This market environment also pressured high yield municipal securities, which significantly underperformed higher-grade issues and became increasingly illiquid as the demand for lower-rated bonds dried up. This impacted Fund performance, as the vast majority of the Fund’s portfolio holdings were lower-rated – as of October 31, 2007, approximately 83 percent of the Fund’s assets were invested in bonds with credit ratings of BBB or below. Many of the Fund’s positions also were longer-dated, which also hurt performance.

The Fund’s allocation to bonds backed by the 1998 master tobacco settlement agreement also dragged on performance during these past six months. Ample issuance in this sector pushed down the prices of these bonds, with the Fund’s California and New Jersey tobacco bond holdings being particular underperformers.

On the positive side, some of our individual credit positions made noticeable positive contributions to performance during the six-month period. As one example, the Fund’s holdings in debt issued for Charlotte-Mecklenburg Hospital in North Carolina gained ground after these bonds were pre-refunded and saw substantial price appreciation.1 We also held a number of relatively small holdings that were also pre-refunded during the period and their cumulative effect was very helpful for performance. Another notable positive came from the strong gains we had in our St. Louis Convention Center bonds, which rose due to improved financial results.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

[1]

Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Semiannual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 10/31/07

	6-Month	1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	-3.42%	-1.03%	7.56%	N/A
A Shares at Offer	-7.48%	-5.19%	6.65%	N/A
Lipper High Yield Municipal Debt Funds Category Average[1]	-2.04%	0.20%	5.43%	4.44%
Lehman Brothers High Yield Municipal Bond Index[2]	-1.11%	2.26%	9.68%	6.26%

Nuveen All-American Municipal Bond Fund
A Shares at NAV	0.67%	2.06%	4.63%	4.59%
A Shares at Offer	-3.57%	-2.20%	3.74%	4.14%
Lipper General Municipal Debt Funds Category Average[1]	0.14%	1.47%	3.83%	4.29%
Lehman Brothers Municipal Bond Index[2]	1.30%	2.91%	4.46%	5.29%

Nuveen Insured Municipal Bond Fund
A Shares at NAV	0.81%	2.36%	4.00%	4.56%
A Shares at Offer	-3.39%	-1.96%	3.11%	4.12%
Lipper Insured Municipal Debt Funds Category Average[1]	0.47%	1.63%	3.51%	4.28%
Lehman Brothers Insured Municipal Bond Index[2]	1.33%	2.95%	4.64%	5.49%

Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	1.00%	2.29%	3.68%	4.28%
A Shares at Offer	-2.06%	-0.78%	3.05%	3.97%
Lipper Intermediate Municipal Debt Funds Category Average[1]	1.23%	2.36%	3.16%	4.22%
Lehman Brothers 7-Year Municipal Bond Index[2]	2.30%	3.63%	3.92%	4.96%

	6-Month	1-Year	5-Year	10-Year
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	1.80%	3.15%	3.19%	3.81%
A Shares at Offer	-0.72%	0.60%	2.66%	3.55%
Lipper Short-Intermediate Municipal Debt Funds Category Average[1]	1.56%	2.75%	2.65%	3.62%
Lehman Brothers 5-Year Municipal Bond Index[2]	2.46%	3.79%	3.32%	4.54%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Category contained 99, 94, 75 and 43 funds for the six-month, one-year, five-year and ten-year periods ended October 31, 2007. The Lipper General Municipal Debt Funds Category had 238, 237, 212 and 141 funds; the Lipper Insured Municipal Debt Funds Category had 52, 52, 49 and 44 funds; the Lipper Intermediate Municipal Debt Funds Category had 160, 160, 115 and 75 funds and the Lipper Short-Intermediate Municipal Debt Funds Category had 44, 44, 30 and 24 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

Semiannual Report    Page 3

Nuveen All-American Municipal Bond Fund

During this six-month period, the Nuveen All-American Municipal Bond Fund produced a total return of 0.67 percent (Class A shares at net asset value), exceeding the Lipper General Municipal Debt Funds Category Average, but fell short of the performance of the unmanaged Lehman Brothers Municipal Bond Index.

The portfolio’s allocation to inverse floating rate securities had a positive influence on the Fund’s total return. Because the income from inverse floaters increases as short-term interest rates decline, the Fund’s performance was significantly helped when the Federal Reserve cut its federal funds target rate in September and then again on the final day of October.

Ironically, the troubles in the credit markets over the past months also tended to have a positive impact on the Fund’s performance. As investors became more risk-averse, the lower quality part of the municipal market turned increasingly volatile and/or less liquid. This situation provided some attractive opportunities to sell some pre-refunded issues that were relatively liquid because of their very high quality. With the sale proceeds, we bought longer-dated investment-grade-quality bonds trading at what we believed were exceptional values following the market’s summertime drop.

On the negative side, the Fund’s tobacco settlement holdings detracted from overall performance. This sector generally underperformed for two main reasons: most tobacco settlement bonds tended to be lower-rated in an increasingly risk-averse environment, and a significant amount of new supply in this area served to push down prices.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund recorded a total return of 0.81 percent (Class A shares at net asset value) during the six-month reporting period, surpassing the Lipper Insured Municipal Debt Funds Category Average but lagging the unmanaged Lehman Brothers Insured Municipal Bond Index.

The primary positive influence on the Fund’s performance was its relative underweighting in the longest-duration bonds, which generally did not perform as well as intermediate- or shorter-term bonds.

In contrast, the Fund’s allocation to inverse floaters generally hurt overall performance over this period. While the income paid by these types of securities tends to rise as short-term interest rates decrease, most of these securities held in the Fund also carried very long durations. This meant their prices were more sensitive to changes in interest rates than shorter-duration bonds, even though these holdings did help us to accomplish our overall duration objectives for the Fund. The major municipal bond insurers experienced some financial deterioration during the last six months primarily because they had issued significant amount of mortgage-related securities, some of which were directly related to the subprime mortgage that caused the overall credit crisis in the summer and fall. The value of the insurance feature of many of the insured bonds in the Fund’s portfolio suffered because of the market’s concerns about the continued financial strength of these insurers. Although at least one major rating agency has re-affirmed the high ratings of these major insurers, it may take significantly more time to determine if those concerns will translate into real financial deterioration.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund produced a total return of 1.00 percent (Class A shares at net asset value) during the six-month period, trailing both the Lipper Intermediate Municipal Debt Funds Category Average and the unmanaged Lehman Brothers 7-Year Municipal Bond Index.

The Fund’s credit-quality allocations hampered performance over this period. In general, we were

Semiannual Report    Page 4

relatively underweighted in higher-quality bonds and relatively overweighted in lower-investment-grade holdings relative to the Lehman Index. This positioning proved to be a significant negative as the period progressed and investors became increasingly cautious. Also detracting from performance was our underweighting in both pre-refunded and state and local general obligation debt. Both categories benefited from strong demand from risk-averse investors. The Fund was further hampered by its allocation to lower-rated tobacco settlement bonds, which were hurt because of their generally lower quality and a significant increase in supply that helped push down prices.

On the positive side, the Fund benefited from an overweighting in health care bonds, which as a group performed relatively well.

However, we did lose some ground in this sector with a position in Detroit Medical Center revenue bonds. This longtime holding had done very well in past periods but lagged during these six months, despite remaining fundamentally solid. Another overall positive for performance was the Fund’s underweighting in industrial development revenue (IDR) bonds, as these corporate-backed holdings tend to be lower-rated – again, a negative in the recent market environment. Our yield curve positioning was generally helpful, with an overweighting in four- to eight-year bonds adding to the Fund’s relative results.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund reported a total return of 1.80 percent (Class A shares at net asset value) over the six-month period, outperforming the Lipper Short-Intermediate Municipal Debt Funds Category Average, but lagging the unmanaged Lehman Brothers 5-Year Municipal Bond Index.

As usual, a significant portion of the Fund’s total return came from its earnings, which remained relatively steady throughout the period. The Fund’s duration positioning also contributed positively to performance, as the relatively short-duration securities predominantly held by the Fund did well when short-term rates fell in response to two Fed interest rate cuts.

In contrast, our relatively consistent allocation to lower-rated securities – particularly health care and industrial development revenue bonds with credit ratings of BBB and below – proved to be a drag on performance during the increasingly risk-averse municipal market of this period.

What strategies were used to manage the Funds? How did these strategies influence performance during the past six months?

Overall, each Fund continued to employ the same fundamental investment strategy and tactics it has pursued over the past several years. All Nuveen municipal bond portfolios are managed with the same value-oriented approach and with close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s performance, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Given the market challenges during the reporting period, we focused on issuers with strong financial positions and stable credit outlooks whose bonds appeared to be providing particularly good values. As yields on lower-rated municipal debt rose, we were actively adding new BBB and lower-rated positions when we believed they offered a good risk-reward balance. To fund these purchases, we generally sold bonds from issuers that we thought had relatively greater potential to weaken in the future. We also sold some higher-quality debt issued in states with relatively high tax rates and constrained municipal supply. These factors contributed to tighter credit spreads and higher sale prices.

New purchases were made across a variety of sectors but we continued to focus primarily on health care, charter schools, tax-assessment districts, and electric utilities. Because of the essential nature of these services, we believed that bonds in these areas would

Semiannual Report    Page 5

be less vulnerable to a potential economic slowdown. We also took advantage of what we saw as a temporary supply/demand imbalance in the tobacco sector to purchase a number of what we believe to be fundamentally sound positions offering attractive yields.

Nuveen All-American Municipal Bond Fund

During the six-months, trading activity was relatively light as we were reasonably comfortable with the Fund’s overall positioning and structure. As mentioned previously, we took advantage of attractive buying opportunities by selling shorter-duration pre-refunded debt and replacing it with longer-dated, investment-grade-quality bonds. We also found value in selected lower-rated health care bonds. Given their ample supply during the period, we were able to add what we believed were some very attractive positions that we believed could benefit shareholders in the future. Finally, we took steps to lengthen the portfolio’s duration, which was slightly shorter than our target range. Accordingly, many of the new bonds we added were longer-dated. Adding an inverse floater position further enabled us to accomplish our duration-management objectives.

Nuveen Insured Municipal Bond Fund

We continued to manage the Fund in the same, consistent manner as in the past. As the period progressed and the municipal market became increasingly volatile, we took advantage of declining municipal bond prices by buying what we believed were attractively valued insured bonds. We remained interested in bonds with unusual structural features – such as very high coupons or atypical redemption provisions – that the market appeared to be undervaluing. Most of our new purchases were of longer bonds – especially those with maturities of 25 years or longer – to maintain the Fund’s duration at desired levels. Throughout the period, the vast majority of the Fund’s assets was invested in insured municipal bonds. We did, however, purchase selected AA-rated uninsured hospital bonds. Significant supply in that sector and confidence in our credit-research team enabled us to add a small number of issues whose yields were attractive enough to compensate shareholders for the bonds’ incremental risk. At period end, about 96% of the portfolio was invested in insured municipal debt – well above the required 80% minimum.

Nuveen Intermediate Duration Municipal Bond Fund

As mentioned previously, our relative underweight in higher-quality bonds hurt the Fund’s comparative performance over the six-month period. Despite this underperformance, we remained relatively overweighted in lower-rated bonds as we saw compelling values in this part of the market despite the recent downturn. As long as we keep the portfolio broadly diversified and are successful in avoiding financially troubled issuers, we believe that this long-term view should benefit our shareholders over time. Indeed, late in the period, credit spreads did begin to narrow, as yields on lower-rated bonds moved somewhat closer to those on higher-grade bonds.

As the period progressed, we purchased new tobacco settlement issues that we felt were at very attractive values. We also focused on managing the Fund’s allocation to health care bonds, and we took advantage of attractive opportunities we found in four- to eight-year bonds. We believed this part of the curve offered shareholders the best long-term total return prospects.

Nuveen Limited Term Municipal Bond Fund

Finding few attractive values in the lower-rated part of the municipal market during the period, we tended to focus new purchases on high-quality bonds, including pre-refunded bonds. Late in the period, however, we did take advantage of attractive yields on lower-rated tobacco settlement debt. We believed that these bonds – whose prices fell in response to credit-quality concerns and significant new issuance in the sector – offered particularly good long-term values.

Semiannual Report    Page 6

Dividend Information

During the reporting period, the All American Fund’s Class C shares, the High Yield Fund’s Class B shares, and the Intermediate Duration Fund’s Class B and Class C shares all saw one increase to their monthly dividend in August 2007. The dividends for all share classes of the Insured and Limited Term Funds remained consistent during the past six months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of October 31, 2007, the Nuveen High Yield Municipal Bond Fund, the Nuveen All-American Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes. The Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund had positive UNII balances for financial statement purposes and positive UNII, based upon our best estimate, for tax purposes.

Semiannual Report    Page 7

Fund Spotlight as of 10/31/07 Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.46	$21.44	$21.45	$21.47
Latest Monthly Dividend[1]	$0.0895	$0.0755	$0.0790	$0.0930
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0023	$0.0023	$0.0023	$0.0023
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/07

A Shares	NAV	Offer
1-Year	-1.03%	-5.19%
5-Year	7.56%	6.65%
Since Inception	6.74%	6.19%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.74%	-5.52%
5-Year	6.77%	6.62%
Since Inception	5.98%	5.98%

C Shares	NAV
1-Year	-1.54%
5-Year	6.97%
Since Inception	6.16%

R Shares	NAV
1-Year	-0.84%
5-Year	7.77%
Since Inception	6.95%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	5.00%	4.79%
30-Day Yield[3]	4.93%	—
SEC 30-Day Yield[3,4]	—	4.72%
Taxable-Equivalent Yield[4,5]	6.85%	6.56%

B Shares	NAV
Dividend Yield[3]	4.23%
30-Day Yield[3],4	4.17%
Taxable-Equivalent Yield[4,5]	5.79%

C Shares	NAV
Dividend Yield[3]	4.42%
30-Day Yield[3]	4.37%
Taxable-Equivalent Yield[5]	6.07%

R Shares	NAV
Dividend Yield[3]	5.20%
SEC 30-Day Yield[3]	5.13%
Taxable-Equivalent Yield[5]	7.13%

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	0.03%	-4.16%
5-Year	7.28%	6.37%
Since Inception	6.83%	6.27%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.69%	-4.50%
5-Year	6.49%	6.34%
Since Inception	6.06%	6.06%

C Shares	NAV
1-Year	-0.53%
5-Year	6.71%
Since Inception	6.25%

R Shares	NAV
1-Year	0.22%
5-Year	7.50%
Since Inception	7.03%

Portfolio Statistics
Net Assets ($000)	$5,099,526
Average Effective Maturity on Securities (Years)	22.19
Average Duration	10.31

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.87%	4/30/07
Class B	1.63%	1.62%	4/30/07
Class C	1.43%	1.42%	4/30/07
Class R	0.67%	0.67%	4/30/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semiannual Report  l  Page 8

Fund Spotlight as of 10/31/07 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	23.5%
Health Care	20.9%
Education and Civic Organizations	7.5%
Transportation	6.3%
Consumer Staples	5.8%
Consumer Discretionary	5.7%
Long-Term Care	5.6%
Industrials	5.4%
Utilities	5.2%
Other	14.1%

States1

California	15.4%
Florida	8.9%
Colorado	6.8%
Texas	6.8%
Illinois	6.0%
Ohio	4.4%
Michigan	4.0%
Louisiana	3.4%
Wisconsin	2.9%
Alabama	2.8%
Virginia	2.6%
Pennsylvania	2.6%
New York	2.5%
New Jersey	2.4%
Missouri	2.2%
Nevada	2.1%
Arizona	2.0%
Maryland	2.0%
Minnesota	1.8%
Other	18.4%
1	As a percentage of total investments as of October 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (5/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/07)	$965.80	$962.00	$963.00	$966.30	$1,020.16	$1,016.38	$1,017.39	$1,021.17
Expenses Incurred During Period	$4.95	$8.65	$7.67	$3.96	$5.09	$8.89	$7.88	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.55% and ..80% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report  l  Page 9

Fund Spotlight as of 10/31/07 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.76	$10.79	$10.77	$10.81
Latest Monthly Dividend[1]	$0.0385	$0.0315	$0.0335	$0.0400
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/07

A Shares	NAV	Offer
1-Year	2.06%	-2.20%
5-Year	4.63%	3.74%
10-Year	4.59%	4.14%

B Shares	w/o CDSC	w/CDSC
1-Year	1.28%	-2.64%
5-Year	3.86%	3.69%
10-Year	3.96%	3.96%

C Shares	NAV
1-Year	1.56%
5-Year	4.07%
10-Year	4.02%

R Shares	NAV
1-Year	2.32%
5-Year	4.85%
10-Year	4.80%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.29%	4.11%
30-Day Yield[2]	3.42%	—
SEC 30-Day Yield[2,3]	—	3.28%
Taxable-Equivalent Yield[3,4]	4.75%	4.56%

B Shares	NAV
Dividend Yield[2]	3.50%
30-Day Yield[2]	2.67%
Taxable-Equivalent Yield[4]	3.71%

C Shares	NAV
Dividend Yield[2]	3.73%
30-Day Yield[2]	2.87%
Taxable-Equivalent Yield[4]	3.99%

R Shares	NAV
Dividend Yield[2]	4.44%
SEC 30-Day Yield[2]	3.62%
Taxable-Equivalent Yield[4]	5.03%

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	2.34%	-1.95%
5-Year	3.97%	3.08%
10-Year	4.64%	4.19%

B Shares	w/o CDSC	w/CDSC
1-Year	1.64%	-2.29%
5-Year	3.20%	3.03%
10-Year	4.03%	4.03%

C Shares	NAV
1-Year	1.73%
5-Year	3.40%
10-Year	4.07%

R Shares	NAV
1-Year	2.50%
5-Year	4.16%
10-Year	4.85%

Portfolio Statistics
Net Assets ($000)	$389,378
Average Effective Maturity on Securities (Years)	15.66
Average Duration	6.37

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	4/30/07
Class B	1.67%	1.65%	4/30/07
Class C	1.46%	1.45%	4/30/07
Class R	0.71%	0.70%	4/30/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semiannual Report  l  Page 10

Fund Spotlight as of 10/31/07 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Industries[1]
U.S. Guaranteed	16.6%
Tax Obligation/Limited	15.5%
Tax Obligation/General	12.9%
Utilities	11.4%
Health Care	10.1%
Transportation	9.2%
Housing/Single Family	6.6%
Education and Civic Organizations	6.3%
Consumer Staples	5.1%
Other	6.3%

States1

California	9.7%
New York	9.6%
Illinois	8.7%
Texas	6.8%
Wisconsin	5.9%
New Jersey	5.0%
Tennessee	4.1%
Louisiana	3.7%
Michigan	3.3%
South Carolina	3.2%
Florida	3.2%
New Hampshire	3.1%
Massachusetts	2.8%
Washington	2.6%
Alabama	2.4%
Indiana	2.3%
Pennsylvania	2.2%
Puerto Rico	2.1%
Other	19.3%
1	As a percentage of total investments as of October 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (5/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/07)	$1,006.70	$1,003.70	$1,004.70	$1,008.50	$1,021.77	$1,016.99	$1,018.00	$1,021.73
Expenses Incurred During Period	$4.45	$8.23	$7.23	$3.49	$4.48	$8.29	$7.27	$3.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and ..69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report  l  Page 11

Fund Spotlight as of 10/31/07 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.68	$10.70	$10.62	$10.66
Latest Monthly Dividend[1]	$0.0375	$0.0305	$0.0320	$0.0390
Latest Ordinary Income Distribution[2]	$0.0012	$0.0012	$0.0012	$0.0012
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/07

A Shares	NAV	Offer
1-Year	2.36%	-1.96%
5-Year	4.00%	3.11%
10-Year	4.56%	4.12%
B Shares	w/o CDSC	w/CDSC
1-Year	1.57%	-2.36%
5-Year	3.24%	3.07%
10-Year	3.94%	3.94%
C Shares	NAV
1-Year	1.84%
5-Year	3.46%
10-Year	4.00%
R Shares	NAV
1-Year	2.54%
5-Year	4.22%
10-Year	4.77%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.21%	4.04%
30-Day Yield[3]	3.44%	—
SEC 30-Day Yield[3,4]	—	3.29%
Taxable-Equivalent Yield[4,5]	4.78%	4.57%
B Shares	NAV
Dividend Yield[3]	3.42%
30-Day Yield[3]	2.69%
Taxable-Equivalent Yield[5]	3.74%
C Shares	NAV
Dividend Yield[3]	3.62%
30-Day Yield[3]	2.88%
Taxable-Equivalent Yield[5]	4.00%

R Shares	NAV
Dividend Yield[3]	4.39%
SEC 30-Day Yield[3]	3.63%
Taxable-Equivalent Yield[5]	5.04%

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	2.45%	-1.89%
5-Year	3.47%	2.59%
10-Year	4.58%	4.13%

B Shares	w/o CDSC	w/CDSC
1-Year	1.65%	-2.28%
5-Year	2.71%	2.54%
10-Year	3.96%	3.96%

C Shares	NAV
1-Year	1.93%
5-Year	2.92%
10-Year	4.02%

R Shares	NAV
1-Year	2.62%
5-Year	3.68%
10-Year	4.78%

Portfolio Statistics
Net Assets ($000)	$814,010
Average Effective Maturity on Securities (Years)	15.75
Average Duration	5.74

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.96%	0.96%	4/30/07
Class B	1.71%	1.71%	4/30/07
Class C	1.51%	1.51%	4/30/07
Class R	0.76%	0.76%	4/30/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period, and, if applicable, do not include expense waivers and reimbursements or custodian fee credits.

1	Paid November 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2007.

2	Paid December 5, 2006. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semiannual Report  l  Page 12

Fund Spotlight as of 10/31/07 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries[1]
U.S. Guaranteed	23.2%
Transportation	19.0%
Tax Obligation/Limited	15.9%
Tax Obligation/General	13.4%
Health Care	7.5%
Utilities	6.2%
Housing/Multifamily	5.5%
Other	9.3%

States1

California	16.4%
Texas	8.4%
Washington	7.1%
Michigan	7.1%
Indiana	5.3%
Illinois	4.5%
Alabama	4.4%
Colorado	4.2%
Tennessee	3.7%
New York	3.2%
Georgia	3.1%
Florida	3.0%
Ohio	3.0%
New Jersey	2.8%
Pennsylvania	2.5%
Louisiana	2.2%
Other	19.1%
1	As a percentage of total investments as of October 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (5/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/07)	$1,008.10	$1,005.10	$1,006.00	$1,009.90	$1,020.01	$1,016.28	$1,017.29	$1,021.02
Expenses Incurred During Period	$5.21	$8.95	$7.94	$4.20	$5.24	$9.00	$7.98	$4.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.77%, 1.57% and ..83% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report  l  Page 13

Fund Spotlight as of 10/31/07 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$8.89	$8.92	$8.91	$8.90
Latest Monthly Dividend[1]	$0.0280	$0.0225	$0.0240	$0.0295
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0271	$0.0271	$0.0271	$0.0271
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/07
A Shares	NAV	Offer
1-Year	2.29%	-0.78%
5-Year	3.68%	3.05%
10-Year	4.28%	3.97%
B Shares	w/o CDSC	w/CDSC
1-Year	1.60%	-2.33%
5-Year	2.91%	2.74%
10-Year	3.66%	3.66%
C Shares	NAV
1-Year	1.69%
5-Year	3.09%
10-Year	3.71%
R Shares	NAV
1-Year	2.50%
5-Year	3.88%
10-Year	4.48%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.78%	3.67%
30-Day Yield[3]	3.53%	—
SEC 30-Day Yield[3,4]	—	3.43%
Taxable-Equivalent Yield[4,5]	4.90%	4.76%
B Shares	NAV
Dividend Yield[3]	3.03%
30-Day Yield[3]	2.78%
Taxable-Equivalent Yield[5]	3.86%
C Shares	NAV
Dividend Yield[3]	3.23%
30-Day Yield[3]	2.98%
Taxable-Equivalent Yield[5]	4.14%
R Shares	NAV
Dividend Yield[3]	3.98%
SEC 30-Day Yield[3]	3.73%
Taxable-Equivalent Yield[5]	5.18%

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	2.62%	-0.47%
5-Year	3.39%	2.77%
10-Year	4.32%	4.01%

B Shares	w/o CDSC	w/CDSC
1-Year	1.92%	-2.02%
5-Year	2.62%	2.45%
10-Year	3.71%	3.71%

C Shares	NAV
1-Year	2.01%
5-Year	2.82%
10-Year	3.75%

R Shares	NAV
1-Year	2.82%
5-Year	3.59%
10-Year	4.53%

Portfolio Statistics
Net Assets ($000)	$2,491,775
Average Effective Maturity on Securities (Years)	9.39
Average Duration	4.98

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.75%	0.75%	4/30/07
Class B	1.50%	1.50%	4/30/07
Class C	1.30%	1.30%	4/30/07
Class R	0.55%	0.55%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include expense waivers and reimbursements or custodian fee credits.

1	Paid November 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semiannual Report  l  Page 14

Fund Spotlight as of 10/31/07 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	23.5%
Health Care	16.4%
Tax Obligation/General	15.4%
U.S. Guaranteed	13.7%
Utilities	9.5%
Consumer Staples	7.2%
Other	14.3%

States1

New York	11.3%
Michigan	7.5%
California	7.4%
Texas	7.0%
Illinois	7.0%
Massachusetts	6.3%
New Jersey	5.4%
Florida	5.1%
Wisconsin	3.6%
Alabama	3.1%
Louisiana	3.0%
Washington	2.9%
Ohio	2.8%
Colorado	2.4%
North Carolina	2.3%
Pennsylvania	2.3%
Puerto Rico	2.2%
Other	18.4%
1	As a percentage of total investments as of October 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (5/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/07)	$1,010.00	$1,006.10	$1,006.00	$1,009.90	$1,021.42	$1,017.69	$1,018.70	$1,022.43
Expenses Incurred During Period	$3.80	$7.53	$6.52	$2.79	$3.82	$7.58	$6.56	$2.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.49%, 1.29% and ..55% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report  l  Page 15

Fund Spotlight as of 10/31/07 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	D Shares
NAV	$10.60	$10.57	$10.54
Latest Monthly Dividend[1]	$0.0315	$0.0285	$0.0335
Latest Ordinary Income Distribution[2]	$0.0011	$0.0011	$0.0011
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/07

A Shares	NAV	Offer
1-Year	3.15%	0.60%
5-Year	3.19%	2.66%
10-Year	3.81%	3.55%

C Shares	NAV
1-Year	2.81%
5-Year	2.84%
10-Year	3.45%

R Shares	NAV
1-Year	3.31%
5-Year	3.40%
10-Year	4.02%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.57%	3.48%
30-Day Yield[3]	3.38%	—
SEC 30-Day Yield[3],4	—	3.30%
Taxable-Equivalent Yield[4],5	4.69%	4.58%

C Shares	NAV
Dividend Yield[3]	3.24%
30-Day Yield[3]	3.03%
Taxable-Equivalent Yield[5]	4.21%

R Shares	NAV
Dividend Yield[3]	3.81%
SEC 30-Day Yield[3]	3.58%
Taxable-Equivalent Yield[5]	4.97%

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	3.14%	0.59%
5-Year	2.77%	2.25%
10-Year	3.82%	3.56%

C Shares	NAV
1-Year	2.80%
5-Year	2.41%
10-Year	3.46%

R Shares	NAV
1-Year	3.39%
5-Year	2.99%
10-Year	4.04%

Portfolio Statistics
Net Assets ($000)	$702,882
Average Effective Maturity on Securities (Years)	4.80
Average Duration	3.60

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.73%	0.72%	4/30/07
Class C	1.08%	1.07%	4/30/07
Class R	0.52%	0.51%	4/30/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2007.

2	Paid December 5, 2006. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semiannual Report  l  Page 16

Fund Spotlight as of 10/31/07 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	18.0%
Tax Obligation/Limited	16.1%
U.S. Guaranteed	15.9%
Utilities	15.8%
Tax Obligation/General	11.7%
Education and Civic Organizations	4.8%
Transportation	3.9%
Other	13.8%

States1

New York	8.6%
California	8.4%
Pennsylvania	8.1%
Texas	7.9%
New Jersey	7.2%
Massachusetts	5.9%
Illinois	5.6%
Florida	4.6%
Ohio	4.2%
South Carolina	3.4%
New Mexico	2.9%
North Carolina	2.4%
Alabama	2.4%
Michigan	2.3%
Tennessee	2.2%
Connecticut	2.1%
Nevada	1.8%
Washington	1.8%
Other	18.2%
1	As a percentage of total investments as of October 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)

	A Shares	C Shares	R Shares	A Shares	C Shares	R Shares
Beginning Account Value (5/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/07)	$1,018.00	$1,016.40	$1,019.30	$1,021.63	$1,019.86	$1,022.63
Expenses Incurred During Period	$3.61	$5.39	$2.60	$3.62	$5.40	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.06% and .51% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report  l  Page 17

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was adjourned to October 22, 2007 for Nuveen High Yield Municipal Bond Fund and Nuveen All-American Municipal Bond Fund.

	Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund
To approve a new investment management agreement:
For	110,102,075	17,524,505	41,931,751	154,764,227	30,646,424
Against	2,679,436	601,676	2,090,326	5,848,882	812,433
Abstain	3,300,281	649,437	1,946,389	7,922,174	1,109,451
Broker Non-Votes	46,895,583	7,241,716	9,670,197	34,038,474	10,674,258
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	159,576,648	25,284,183	53,043,157	195,297,001	42,415,068
Withhold	3,400,727	733,151	2,595,506	7,276,756	827,498
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
Jack B. Evans
For	159,607,486	25,293,005	53,081,127	195,340,103	42,436,288
Withhold	3,369,889	724,329	2,557,536	7,233,654	806,278
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
William C. Hunter
For	159,619,625	25,296,286	53,079,016	195,387,465	42,421,530
Withhold	3,357,750	721,048	2,559,647	7,186,292	821,036
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
David J. Kundert
For	159,575,879	25,284,567	53,051,794	195,347,166	42,436,288
Withhold	3,401,496	732,767	2,586,869	7,226,591	806,278
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
William J. Schneider
For	159,503,225	25,292,090	52,985,218	195,308,512	42,427,374
Withhold	3,474,150	725,244	2,653,445	7,265,245	815,192
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
Timothy R. Schwertfeger
For	159,595,715	25,257,883	53,030,000	195,174,197	42,393,726
Withhold	3,381,660	759,451	2,608,663	7,399,560	848,840
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566
Judith M. Stockdale
For	159,586,962	25,290,389	53,024,284	195,322,530	42,405,782
Withhold	3,390,413	726,945	2,614,379	7,251,227	836,784
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566

	Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund
Approval of the Board Members was reached as follows:
Carole E. Stone
For	159,587,544	25,297,812	52,982,270	195,260,904	42,431,184
Withhold	3,389,831	719,522	2,656,393	7,312,853	811,382
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	159,590,574	25,439,275	53,485,292	195,862,519	42,231,487
Against	1,143,411	288,719	878,943	2,135,323	415,318
Abstain	2,243,390	289,340	1,274,428	4,575,915	595,761
Total	162,977,375	26,017,334	55,638,663	202,573,757	43,242,566

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	National – 0.6%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	10/15 at 100.00	A3	$4,279,880

14,000	GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39 (Mandatory put 10/31/19) (Alternative Minimum Tax)	No Opt. Call	Baa1	14,330,960

8,000	GMAC Municipal Mortgage Trust, Series C-1, 5.700%, 10/31/40 (Mandatory put 4/30/25) (Alternative Minimum Tax)	10/15 at 100.00	Baa2	8,007,280

604	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005A, 9.000%, 6/01/39 (Mandatory put 12/01/09) (Alternative Minimum Tax)	2/08 at 115.00	N/R	625,025

1,572	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Mandatory put 7/01/10) (Alternative Minimum Tax)	2/08 at 101.00	N/R	1,591,051
28,176	Total National			28,834,196
	Alabama – 3.0%

3,260	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Drivers 1954, 7.610%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa	3,314,605

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	15,188,160

52,835	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa1	51,459,177

55	Butler Industrial Development Board, Alabama, Pollution Control Revenue Bonds, Georgia Pacific-James River Corporation Project, Series 1993, 5.900%, 12/01/12	12/07 at 100.00	B1	54,995

5,550	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	B	5,275,053

25	Courtland Industrial Development Board, Alabama, Solid Waste Disposal Revenue Refunding Bonds, Champion International Paper Corporation, Series 1998A, 5.700%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.00	Baa3	25,165

295	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	288,439

1,245	Huntsville Health Care Authority, Alabama, Revenue Bonds, Series 2007A, RITES PA 1468-B, 5.830%, 6/01/32 (IF)	6/17 at 100.00	A2	989,526

935	Huntsville Health Care Authority, Alabama, Revenue Bonds, Series 2007A, RITES PA 1468-C, 5.866%, 6/01/32 (IF)	6/17 at 100.00	A2	743,138

23,335	Huntsville Health Care Authority, Alabama, Revenue Bonds, Series 2007A, RITES PA 1468, 5.900%, 6/01/32 (IF)	6/17 at 100.00	A2	18,546,658

8,335	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2007A, P-Float Rites 1468D, 5.695%, 6/01/32 (IF)	6/17 at 100.00	A2	6,624,658

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,518,474
3,775	4.750%, 3/01/36	3/16 at 100.00	Baa2	3,348,425

900	Prattville Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Co. Projects, Series 2006A, 4.550%, 12/01/26	12/11 at 100.00	BBB	840,033

	Prichard Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2005:
2,610	4.500%, 8/15/12	No Opt. Call	BBB–	2,591,887
24,600	5.000%, 8/15/35	11/15 at 102.00	BBB–	23,791,398

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
2,015	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	974,152
1,320	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	637,652

2,500	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	1/06 at 100.00	N/R	1,206,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama (continued)

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
$2,000	6.000%, 8/01/25	8/15 at 100.00	N/R		$2,029,460
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R		13,107,746
166,270	Total Alabama				152,555,051
	Alaska – 0.1%

1,000	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	A		1,003,680

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31 (Pre-refunded 6/01/10)	6/10 at 100.00	AAA		2,149,720

50	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3		42,549
3,050	Total Alaska				3,195,949
	Arizona – 2.1%

40	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 1999A, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(5)	42,174

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 2002A:
150	5.375%, 2/15/18 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(5)	162,114
1,430	6.250%, 2/15/21 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(5)	1,594,865
30	5.875%, 2/15/27 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(5)	33,015
1,000	6.000%, 2/15/32 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(5)	1,105,420

3,000	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.750%, 11/15/33 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(5)	3,624,510

857	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		918,044

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,296,862
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,086,811
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,570,749
345	4.750%, 12/01/29	12/15 at 100.00	BBB		319,404
1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,709,531
200	5.000%, 12/01/35	12/15 at 100.00	BBB		190,296

10,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB		9,327,000

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	11/07 at 103.00	N/R		19,968,000

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	BB		6,774,902

1,995	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/08 at 100.00	N/R		2,016,885

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
6,195	5.000%, 4/01/25	4/15 at 100.00	Baa1		6,148,476
5,000	5.000%, 4/01/35	4/15 at 100.00	Baa1		4,759,950

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		394,922

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
280	6.375%, 11/01/13	11/11 at 103.00	N/R		287,137
790	7.250%, 11/01/23	11/11 at 103.00	N/R		839,731
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,815,028

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$2,490	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		$2,380,515

1,640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Heritage Elementary School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(5)	1,951,403

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		568,194

4,700	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(5)	5,646,298

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
560	6.000%, 6/01/16	No Opt. Call	N/R		568,400
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R		1,263,399
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R		3,058,320

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB		246,618
475	6.000%, 6/01/36	6/16 at 100.00	BB		457,715

2,500	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	N/R		2,416,975

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–		1,670,204
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–		1,071,039

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R		100,007
300	5.400%, 7/01/15	No Opt. Call	N/R		302,316
700	5.500%, 7/01/16	No Opt. Call	N/R		707,392
3,960	5.750%, 7/01/22	7/16 at 100.00	N/R		3,969,029
5,920	6.000%, 7/01/30	7/16 at 100.00	N/R		5,949,186

1,600	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R		1,536,384

6,200	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	N/R		5,769,844
105,142	Total Arizona				105,619,064
	Arkansas – 0.4%

55	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2		55,233

11,875	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	4/08 at 102.00	B2		11,138,631

2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	BBB		1,934,840

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
3,000	5.000%, 2/01/25	2/15 at 100.00	BBB		3,004,290
3,750	5.000%, 2/01/30	2/15 at 100.00	BBB		3,683,025
20,680	Total Arkansas				19,816,019
	California – 16.3%

1,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	4/08 at 102.00	BBB–		1,262,875

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	ABAG Finance Authority for Non-Profit Corporations, California, Community Facilities District 2006-1 Rincon Hills Special Tax Bonds, Series 2006A:
$500	5.200%, 9/01/26	9/16 at 100.00	N/R		$493,760
1,560	5.250%, 9/01/36	9/16 at 100.00	N/R		1,507,085

11,260	Affordable Housing Agency, California, Multifamily Housing Revenue Bonds, Westridge at Hilltop Apartments, Series 2003A-S, 6.375%, 12/15/33 (Pre-refunded 12/15/08)	12/08 at 103.00	Baa3	(5)	11,929,745

12,250	Alameda Public Finance Authority, California, Revenue Bond Anticipation Notes, Alameda Power and Telecom, Series 2004, 7.000%, 6/01/09	No Opt. Call	N/R		12,243,875

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R		1,842,640
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R		3,118,597

	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B:
1,025	5.250%, 8/01/27	8/17 at 100.00	N/R		997,284
255	5.300%, 8/01/36	No Opt. Call	N/R		241,154

2,960	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2003A, 7.000%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R	(5)	3,515,030

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R		1,464,487
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R		1,893,525

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R		1,745,864
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R		2,322,940
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R		2,507,425

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
1,000	5.350%, 9/01/28	9/15 at 102.00	N/R		970,000
1,490	5.400%, 9/01/35	9/15 at 102.00	N/R		1,432,888

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R		843,705
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R		2,014,552

685	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.000%, 9/01/27	9/08 at 103.00	N/R		641,941

1,500	Benicia, California, Assessment District Limited Obligation Improvement Bonds, Series 2004B, 5.900%, 9/02/30	3/11 at 100.00	N/R		1,513,620

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R		3,145,085

1,000	Calaveras County Community Facilities District 2, California, Special Tax Bonds, Saddle Creek, Series 2006, 5.000%, 9/01/26	3/08 at 103.00	N/R		963,880

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
5,000	0.000%, 6/01/21	12/18 at 100.00	Baa3		3,952,400
4,070	0.000%, 6/01/28	12/18 at 100.00	Baa3		3,195,438
4,990	0.000%, 6/01/36 (Mandatory put 6/01/23)	12/18 at 100.00	Baa3		3,847,490

6,375	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3		6,088,125

2,165	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/30	1/15 at 100.00	BBB–		2,093,057

	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993:
905	5.625%, 5/15/08	11/07 at 100.00	BB		905,000
5,385	5.750%, 5/15/15	11/07 at 100.00	BB		5,368,576

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$45,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 4.980%, 11/15/34 (UB)	11/15 at 100.00	Aaa	$45,633,543

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007, Floaters, Series 1757:
1,670	7.543%, 11/15/42 (IF)	11/16 at 100.00	Aa3	1,669,382
3,335	7.549%, 11/15/42 (IF)	11/16 at 100.00	Aa3	3,333,766
2,670	7.546%, 11/15/43 (IF)	11/15 at 100.00	Aa3	2,661,002
4,170	8.291%, 11/15/46 (IF)	11/16 at 100.00	Aa3	4,415,029

8,330	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007, 5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	8,320,587

3,605	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007E, ROLS 11141, 6.739%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	AA–	3,194,571

1,900	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	1,830,536

320	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	299,357

2,560	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/07 at 101.00	BB–	2,575,232

5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	4,912,550

7,800	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	11/07 at 100.00	BB–	7,817,082

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	36,950,872

2,770	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.000%, 7/15/22	7/17 at 100.00	N/R	2,628,675

3,195	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	8/09 at 100.00	N/R	3,269,316

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	435,200
4,000	5.625%, 6/01/33	6/17 at 102.00	N/R	3,922,720

640	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/09 at 102.00	N/R	660,544

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/08 at 103.00	N/R	481,784

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
460	5.250%, 7/01/24	7/15 at 100.00	BBB+	467,070
2,715	5.250%, 7/01/30	7/15 at 100.00	BBB+	2,725,833

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,090,584

4,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	AA	3,660,040

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,343,278
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,224,197
800	5.000%, 11/01/29	11/16 at 100.00	N/R	740,192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A,:
$14,545	4.600%, 4/01/31 (UB)	4/17 at 100.00	Aaa	$14,609,434
49,650	4.723%, 4/01/33 (UB)	4/17 at 100.00	Aaa	47,838,768

755	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	780,376

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,044,186

1,500	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.625%, 10/01/33	10/13 at 100.00	N/R	1,600,905

	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A:
11,435	4.875%, 10/01/31	10/15 at 100.00	BBB–	10,684,521
3,070	4.875%, 10/01/35	10/15 at 100.00	BBB–	2,836,741

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,063,641

1,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 04-1 – Rancho Madrina, Series 2005, 5.250%, 9/01/34	9/15 at 100.00	N/R	983,670

2,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	2,055,660

	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A:
2,170	5.150%, 9/02/29	9/12 at 100.00	N/R	2,099,410
2,715	5.200%, 9/02/35	9/12 at 100.00	N/R	2,608,735

1,435	Carson Public Financing Authority, California, Reassessment Revenue Bonds, Series 2006B, 5.000%, 9/02/31	3/17 at 100.00	N/R	1,325,022

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured (UB)	10/17 at 100.00	AAA	4,043,507

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2006:
865	5.000%, 9/01/26	9/16 at 100.00	N/R	814,121
500	5.000%, 9/01/30	9/14 at 102.00	N/R	460,665

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
4,000	5.000%, 9/01/26	3/16 at 100.00	N/R	3,742,440
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,837,994
3,435	5.000%, 9/01/36	3/16 at 100.00	N/R	3,080,714

	Chino, California, Special Tax Bonds, Community Facilities District 03-3, Area 1, Series 2004:
1,300	5.700%, 9/01/29	9/12 at 102.00	N/R	1,304,329
1,355	5.750%, 9/01/34	9/12 at 102.00	N/R	1,359,051

875	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	843,763

	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A:
4,500	5.050%, 9/01/34	9/15 at 100.00	N/R	4,120,245
3,115	5.000%, 9/01/34	9/15 at 100.00	N/R	2,830,756

1,025	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2007, 5.000%, 9/01/37	3/08 at 103.00	N/R	924,612

1,500	Corona-Norco Inified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006B, 5.000%, 9/01/36	9/14 at 102.00	N/R	1,355,040

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Corona-Norco Unified School District, California, Special Tax Bonds, Community Facilities District 03-1, Series 2004:
$1,000	5.375%, 9/01/25	9/14 at 100.00	N/R	$1,002,190
1,000	5.375%, 9/01/33	9/14 at 100.00	N/R	988,910

2,000	Corona-Norco Unified School District, Riverside County, California, Community Facilities District 04-1 Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	1,863,100

2,900	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/25	8/15 at 100.00	N/R	2,867,810

210	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/08 at 102.00	N/R	189,706

3,120	Eastern Municipal Water District, California, Community Facilities District 2001-1 Improvement Area A, Special Tax Bonds, Series 2006, 5.125%, 9/01/36	3/08 at 102.00	N/R	2,873,458

1,105	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	1,037,153

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/08 at 102.00	N/R	381,936

1,200	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,108,920

1,750	Elsinore Valley Municipal Water District, California, Special Tax Bonds, Series 2004, 5.700%, 9/01/34	9/12 at 102.00	N/R	1,754,848

1,200	Escondido, California, Special Tax Bonds, Community Facilities District 2006-1 Eureka Ranch, Series 2006, 5.150%, 9/01/36	9/16 at 100.00	N/R	1,125,528

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
2,610	5.000%, 9/01/26	9/14 at 102.00	N/R	2,456,480
4,655	5.000%, 9/01/36	9/14 at 102.00	N/R	4,174,883

3,500	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	3,569,335

7,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 5.375%, 9/01/36	9/15 at 100.00	N/R	7,171,650

1,500	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Series 2002, 6.200%, 9/01/32	9/12 at 100.00	N/R	1,548,060

31,935	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	AAA	32,508,233

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
17,275	5.000%, 6/01/33	6/17 at 100.00	BBB	15,390,643
32,500	5.750%, 6/01/47	6/17 at 100.00	BBB	31,203,223
40,250	5.125%, 6/01/47	6/17 at 100.00	BBB	35,407,100

1,590	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,930,530

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-4, 7.800%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,209,610

2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-5, 7.875%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,426,060

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	534,918

170	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/08 at 100.00	N/R	176,803

	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1, Huntington Center, Series 2004:
500	5.800%, 9/01/23	9/14 at 100.00	N/R	515,790
1,000	5.850%, 9/01/33	9/14 at 100.00	N/R	1,011,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A:
$750	4.750%, 5/15/21	5/16 at 100.00	BBB–	$725,610
400	4.875%, 5/15/26	5/16 at 100.00	BBB–	381,440
500	5.000%, 5/15/31	5/16 at 100.00	BBB–	475,755
3,210	5.125%, 5/15/41	5/16 at 100.00	BBB–	3,042,952

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
1,020	6.000%, 5/15/34	5/14 at 100.00	N/R	1,049,641
790	6.125%, 5/15/38	5/14 at 100.00	N/R	815,912
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,611,475

1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	1,012,740

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,422,336

9,015	Independent Cities Lease Finance Authority, California, Senior Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005A, 5.200%, 8/15/45 – ACA Insured	8/15 at 100.00	A	8,684,240

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	1,035,767

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,550	5.100%, 9/01/30	9/15 at 102.00	N/R	2,381,955
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,545,393
2,175	5.150%, 9/01/35	9/15 at 102.00	N/R	2,016,008

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
645	5.050%, 9/01/26	9/08 at 103.00	N/R	614,440
1,885	5.125%, 9/01/36	9/08 at 103.00	N/R	1,736,047

1,460	Irvine Assessment District 87-08, California, Group 7 Limited Obligation Improvement Bonds, Series 2006, 5.100%, 9/02/24	3/16 at 100.00	N/R	1,442,845

515	Irvine Assessment District 93-14, Orange County, California, Group 4 Limited Obligation Improvement Bonds, Series 2006, 5.000%, 9/02/25	3/16 at 100.00	N/R	501,044

1,110	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 03-19, Group 3, Series 2005, 5.000%, 9/02/29	3/15 at 100.00	N/R	1,059,539

	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 87-08, Group 7, Series 2005:
490	5.000%, 9/02/22	9/15 at 100.00	N/R	482,155
540	5.000%, 9/02/24	9/15 at 100.00	N/R	527,650

1,525	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 93-14, Group 3, Series 2005, 5.000%, 9/02/25	9/15 at 100.00	N/R	1,483,673

	Irvine, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006:
750	5.200%, 9/01/26	3/08 at 103.00	N/R	745,050
1,875	5.250%, 9/01/36	9/16 at 100.00	N/R	1,824,638

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
4,455	5.000%, 9/01/26	9/16 at 100.00	N/R	4,319,880
14,705	5.125%, 9/01/36	9/16 at 100.00	N/R	14,043,863

1,565	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 16 – Eastvale Area, Series 2005A, 5.300%, 9/01/34	9/13 at 100.00	N/R	1,567,598

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,655,125

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,222,800

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
$3,000	5.100%, 9/01/26	9/09 at 103.00	N/R	$2,892,480
8,000	5.150%, 9/01/36	9/09 at 103.00	N/R	7,396,080

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,176,944
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,194,302

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/08 at 103.00	N/R	893,329
4,660	5.250%, 9/01/37	9/08 at 103.00	N/R	4,466,750

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	945,151
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	1,047,959

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	4,444,830

1,160	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-6, Center Townhomes, Series 2006, 5.350%, 9/01/36	9/12 at 102.00	N/R	1,105,120

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,094,760

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	4,126,950

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	589,434

6,785	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	6,583,486

60	Los Angeles Regional Airports Improvement Corporation, California, Facilities Lease Revenue Bonds, American Airlines Inc., Terminal 4 Project, Series 2002C, 7.000%, 12/01/12 (Alternative Minimum Tax)	No Opt. Call	B	63,194

640	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B	695,802

	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C:
40	6.125%, 12/01/07 (Alternative Minimum Tax)	No Opt. Call	B	40,018
13,070	7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B	14,209,573

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	606,338
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	945,360

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A:
610	5.000%, 9/01/26	9/14 at 102.00	N/R	577,542
1,560	5.000%, 9/01/36	9/14 at 102.00	N/R	1,419,491

1,415	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	1,460,761

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	1,246,823
1,245	5.300%, 9/01/36	9/08 at 103.00	N/R	1,177,334

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
$1,895	5.250%, 9/01/26	9/16 at 100.00	N/R	$1,882,531
4,115	5.300%, 9/01/38	9/16 at 100.00	N/R	3,879,787

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	205,834

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	568,814

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	935,048
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,186,511

2,000	Morgan Hill Financing Authority, California, Reassessment Revenue Bonds, Madron Business Park, Series 2005A, 5.250%, 9/02/25	9/10 at 102.00	N/R	1,913,900

865	Multifamily Housing Revenue Bond Pass-Through Certificates, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	891,002

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	359,452
550	5.450%, 9/01/38	9/16 at 100.00	N/R	534,369

	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005:
1,355	5.100%, 9/01/26	9/09 at 103.00	N/R	1,306,437
805	5.300%, 9/01/35	9/09 at 103.00	N/R	773,822
1,815	5.200%, 9/01/35	9/09 at 103.00	N/R	1,719,186

2,720	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	2,531,640

2,000	Oceanside, California, Special Tax Revenue Bonds, Community Facilities District 00-1 – Ocean Ranch Corporate Center, Series 2004, 5.875%, 9/01/34	9/14 at 100.00	N/R	2,025,600

750	Orange County, California, Newport Coast Phase IV Assessment District 01-1 Limited Obligation Improvement Bonds, Series 2006, 5.050%, 9/02/33	9/16 at 100.00	N/R	733,530

	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A:
500	5.500%, 8/15/23	8/12 at 101.00	N/R	510,250
1,625	5.600%, 8/15/28	8/12 at 101.00	N/R	1,658,053
1,000	5.625%, 8/15/34	8/12 at 101.00	N/R	1,018,170

4,000	Orange County, California, Special Tax Bonds, Community Facilities District 04-1 of Ladera Ranch, Series 2005A, 5.200%, 8/15/34	8/12 at 101.00	N/R	3,962,560

1,755	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	1,687,731

580	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/08 at 103.00	N/R	549,138

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,204,989
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,294,078

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	503,222
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,409,205
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	980,952

1,390	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,317,386

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	$2,084,420

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,355,900

2,535	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	2,437,631

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 11, Series 2004:
650	5.375%, 9/01/34	9/11 at 102.00	N/R	624,104
875	5.375%, 9/01/34	9/11 at 102.00	N/R	840,140

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 11, Stonebridge Estates Improvement Area B, Series 2005:
1,760	5.000%, 9/01/30	9/14 at 100.00	N/R	1,621,541
3,355	5.100%, 9/01/35	9/14 at 100.00	N/R	3,086,399

9,125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	8,651,230

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3	944,060
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa3	1,610,053

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,972,539

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,905,620
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,397,325

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	959,300
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,899,760

1,665	Roseville Financing Authority, California, Special Tax Revenue Bonds, Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	1,549,699

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	3,283,945

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R	233,144
645	5.100%, 9/01/20	9/16 at 100.00	N/R	636,299
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,299,232
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	3,074,706

465	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	457,583

9,690	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	9,242,225

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	354,723
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	606,054

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	838,395

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,139,113
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	974,106
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	2,134,261

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,235	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/08 at 102.00	N/R	$6,285,815

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,364,125

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	904,374

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	3,340,040

590	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 2005-1, Special Tax Bonds, Series 2006, 5.000%, 9/01/27	3/08 at 102.00	N/R	563,173

4,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	BBB	3,722,640

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
14,950	5.000%, 6/01/37	6/14 at 100.00	BBB	13,219,239
24,630	5.125%, 6/01/46	6/14 at 100.00	BBB	21,686,222

4,050	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,961,467

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,196,657
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,757,102

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	7,651,725

1,200	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	2/08 at 100.00	N/R	1,199,988

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	4,068,402

	West Sacramento, California, Special Tax Bonds, Community Facilities District 20, Bridgeway Lakes II, Series 2005:
1,000	5.125%, 9/01/25	9/13 at 102.00	N/R	981,590
1,730	5.300%, 9/01/35	9/13 at 102.00	N/R	1,639,625

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	1,001,800
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	3,774,601

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	658,826

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	4,349,990

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,496,746
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,713,263
886,415	Total California			831,123,624
	Colorado – 7.2%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,932,560
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	5,251,095

18,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	18,618,653

2,745	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R	2,910,139

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		$1,828,531

925	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		981,120

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,344,844

4,525	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		4,799,532

2,750	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32	12/12 at 100.00	N/R		2,863,988

3,850	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35	12/12 at 100.00	N/R		3,860,434

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,500	6.000%, 12/01/25	12/15 at 100.00	N/R		2,410,425
4,000	6.125%, 12/01/35	12/15 at 100.00	N/R		3,839,560

6,660	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,945,181

4,375	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R	(5)	5,112,450

1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		1,128,764

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
350	6.125%, 7/01/12	7/09 at 102.00	N/R		355,058
1,460	6.500%, 7/01/24	7/09 at 102.00	N/R		1,502,063

925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass Montessori Elementary Charter School, Series 2000, 7.750%, 7/15/31 (Pre-refunded 7/15/08)	7/08 at 100.00	N/R	(5)	950,937

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Denver Arts and Technology Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		3,524,573

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – Platte River Academy, Series 2002A:
945	7.250%, 3/01/22 (Pre-refunded 3/01/10)	3/10 at 100.00	Ba2	(5)	1,002,220
750	7.250%, 3/01/32 (Pre-refunded 3/01/10)	3/10 at 100.00	AAA		813,233

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
565	6.750%, 3/01/14	No Opt. Call	N/R		583,995
730	7.250%, 3/01/24	3/14 at 100.00	N/R		776,815
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,669,868

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003:
470	7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		536,717
875	7.500%, 12/01/33 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		1,005,804

3,676	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10)	2/10 at 100.00	AAA		4,009,634

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,995	5.500%, 2/15/26	2/16 at 101.00	N/R		2,809,250
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		2,191,989

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		995,017

2,460	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Montessori Peaks Building Foundation, Series 2002A, 8.000%, 5/01/32 (Pre-refunded 3/01/10)	3/10 at 102.00	N/R	(5)	2,706,566

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$4,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA		$4,571,280

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33	10/13 at 100.00	N/R		3,347,326

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Series 2001:
2,575	7.250%, 6/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	Ba1	(5)	2,835,075
1,775	7.375%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 100.00	Ba1	(5)	1,999,893

3,645	Colorado Educational and Cultural Facilities Authority, Independent School Improvement Revenue Bonds, Heritage Christian School of Northern Colorado, Series 2004A, 7.500%, 6/01/34 (4)	6/14 at 100.00	N/R		3,165,318

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:
500	7.000%, 11/01/23	11/13 at 100.00	BBB–		543,870
810	7.125%, 11/01/28	11/13 at 100.00	BBB–		880,583

3,755	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Boulder Country Day School, Series 1999, 6.750%, 9/01/24 (Pre-refunded 9/01/09)	9/09 at 101.00	NR	(5)	3,924,914

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,693,318

4,215	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		4,401,598

23,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, National Jewish Federation Board, Series 2007-E1, 5.600%, 9/15/37	No Opt. Call	N/R		23,012,190

800	Colorado Educational Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+		779,832

10,000	Colorado Health Facilities Authority, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		9,820,100

9,350	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Residuals 1646, 6.918%, 9/01/40 (IF)	9/16 at 100.00	AA		8,442,583

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–		1,945,940

2,560	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 5.000%, 12/01/30 – RAAI Insured	12/16 at 100.00	AA		2,542,566

5,010	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	BBB+		4,932,646

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R		964,920
2,000	5.450%, 12/01/34	12/17 at 100.00	N/R		1,898,320

2,230	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2003, 7.550%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	2,724,369

2,465	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2005, 6.750%, 12/01/34 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	2,911,288

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R		2,836,830
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R		3,722,375

1,800	Country Club Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/34	12/15 at 100.00	N/R		1,585,584

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R		3,668,266

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006:
500	5.050%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		497,045
355	5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		350,332

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$800	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Terminal Project, Series 2006A. Bonds, Series 2006A, 5.150%, 5/01/17 (Alternative Minimum Tax)	5/16 at 100.00	N/R		$797,920

1,835	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,668,272

3,475	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		3,447,826

3,600	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,270,924

2,000	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	No Opt. Call	N/R		1,684,580

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds, Anheuser Busch Project, 4.700%, 9/01/40 (UB)	3/12 at 100.00	A		12,369,008

4,460	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		3,740,914

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		758,612

5,500	Horse Creek Metropolitan District of Parker County, Colorado, Limited Tax Obligations, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	N/R		4,703,820

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,418,258

1,000	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		974,460

2,350	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,492,575

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,602,987

	Madre Metropolitan District 2, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2007A:
2,000	5.375%, 12/01/26	12/16 at 100.00	N/R		1,791,020
2,500	5.500%, 12/01/36	12/16 at 100.00	N/R		2,207,850

5,035	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	6,258,857

3,000	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA		3,020,880

1,155	Maher Ranch Metropolitan District 4, Colorado, Limited Tax General Obligation Bonds, Series 2006, 7.000%, 12/01/36 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	1,384,614

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,417,765

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		3,634,750

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		839,930
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		2,290,904

1,500	Neu Towne Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2004, 7.250%, 12/01/34	12/14 at 100.00	N/R		750,000

3,150	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/37	12/17 at 100.00	N/R		2,888,613

	Northwest Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2005:
3,585	6.125%, 12/01/25	12/15 at 100.00	N/R		3,504,409
16,500	6.250%, 12/01/35	12/15 at 100.00	N/R		16,104,660

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,743,525

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$1,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		$1,646,115

1,100	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		1,026,399

5,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R		5,697,288

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,465	5.250%, 12/15/21	12/16 at 100.00	N/R		5,230,825
6,180	5.400%, 12/15/31	12/16 at 100.00	N/R		5,750,861

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.500%, 12/01/32	12/17 at 100.00	N/R		2,096,800

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,845,031

8,500	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R		7,704,740

	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2005:
750	5.000%, 12/01/25 – ACA Insured	12/15 at 100.00	A		738,135
720	5.000%, 12/01/29 – ACA Insured	12/15 at 100.00	A		692,503
1,775	5.000%, 12/01/34 – ACA Insured	12/15 at 100.00	A		1,682,949

2,000	Serenity Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.500%, 12/01/34	12/14 at 100.00	N/R		1,000,000

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,645,543

4,340	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		3,945,668

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2004:
500	7.000%, 12/01/24 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R	(5)	601,795
2,845	7.125%, 12/01/34 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R	(5)	3,444,214

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R		1,208,055

2,750	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R		2,368,025

	Tallyn’s Reach Metropolitan District 2, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004:
750	6.000%, 12/01/18	12/13 at 100.00	N/R		770,490
310	6.375%, 12/01/23	12/13 at 100.00	N/R		319,570

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004:
500	6.625%, 12/01/23	12/13 at 100.00	N/R		521,770
500	6.750%, 12/01/33	12/13 at 100.00	N/R		518,460

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
540	5.100%, 12/01/26	12/16 at 100.00	N/R		493,490
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R		886,130

12,343	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R		10,348,133

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,086,422

	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A:
1,500	5.000%, 11/15/37	5/16 at 100.00	Baa1		1,446,885
3,000	5.250%, 11/15/39	5/16 at 100.00	Baa1		2,993,010

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
4,740	6.000%, 12/01/25	12/15 at 100.00	N/R		4,300,460
8,330	6.125%, 12/01/35	12/15 at 100.00	N/R		7,481,006

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$2,050	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R		$1,991,022

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
1,750	6.250%, 12/01/25	12/15 at 100.00	N/R		1,734,005
3,450	6.375%, 12/01/35	12/15 at 100.00	N/R		3,423,021
378,689	Total Colorado				367,666,129
	Connecticut – 0.3%

5,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2		6,107,955

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
365	5.500%, 1/01/14 (Alternative Minimum Tax)	1/08 at 100.00	BBB		365,161
10	5.500%, 1/01/15 (Alternative Minimum Tax)	1/08 at 100.00	BBB		10,004
3,010	5.500%, 1/01/20 (Alternative Minimum Tax)	1/08 at 100.00	BBB		3,011,324

4,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	Baa3		3,996,800
12,635	Total Connecticut				13,491,244
	District of Columbia – 0.1%

3,025	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB		3,146,454
	Florida – 9.4%

9,750	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R		8,276,093

1,825	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R		1,707,653

13,335	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Hospital and Clinics, Series 2007A, RITES PA 1469A, 5.888%, 12/01/37 (IF)	6/17 at 100.00	A		10,807,484

11,670	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Hospital and Clinics, Series 2007B, RITES PA 1469B, 5.888%, 12/01/37 (IF)	6/17 at 100.00	A		9,612,812

4,100	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R		4,092,005

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R		2,774,706

2,495	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R		2,194,377

6,000	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R		5,687,580

2,765	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R		2,543,745

1,455	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R		1,270,113

2,000	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R		1,756,300

9,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R		8,079,836

20,255	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R		17,547,697

4,765	Bartram Springs Community Development District, Duval County, Florida, Special Assessment Bonds, Series 2003A, 6.650%, 5/01/34 (Pre-refunded 5/01/13)	5/13 at 102.00	N/R	(5)	5,398,793

1,065	Bartram Springs Community Development District, Duval County, Florida, Special Assessment Bonds, Series 2006, 4.750%, 5/01/34	5/16 at 100.00	N/R		848,422

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,890	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	$1,649,838

695	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	719,019

2,000	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,889,480

4,950	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	4,272,098

2,135	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	2,044,092

725	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	667,783

3,000	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,803,920

8,800	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2007, 5.000%, 4/01/34 (UB)	4/16 at 100.00	A	8,774,040

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,218,060

4,000	Capital Trust Agency, Florida, Revenue Bonds, Seminole Tribe Convention Center, Series 2003A, 8.950%, 10/01/33 (Pre-refunded 10/01/12) (6)	10/12 at 102.00	AAA	4,991,840

1,555	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,445,948

3,315	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,834,093

1,160	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.900%, 5/01/34	5/14 at 101.00	N/R	1,178,595

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	843,377

2,800	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,421,132

1,500	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	1,294,200

6,950	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007B, 5.500%, 5/01/17	No Opt. Call	N/R	6,428,264

2,100	Cutler Cay Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.300%, 5/01/34	5/14 at 101.00	N/R	2,301,243

2,600	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/07 at 101.00	N/R	2,624,960

2,915	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,521,854

3,800	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	3,741,670

3,490	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,985,521

880	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	762,379

2,000	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	1,891,780

13,315	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37	5/16 at 100.00	N/R	11,447,704

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,000	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R		$1,706,340

5,040	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Residual Series 2028, 7.408%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+		5,094,230

2,680	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R		2,264,225

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R		5,452,048

4,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R		3,824,865

4,870	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R		4,520,431

1,075	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–		1,008,253

	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B:
1,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R		1,048,130
4,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R		4,192,520

4,135	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R		3,974,893

600	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R		656,964

1,965	Islands at Doral Southwest Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2003, 6.375%, 5/01/35 (Pre-refunded 5/01/13)	5/13 at 101.00	N/R	(5)	2,221,216

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
4,000	6.000%, 9/01/17	No Opt. Call	N/R		4,119,360
6,000	6.250%, 9/01/27	9/17 at 100.00	N/R		6,199,620

2,385	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R		2,399,262

2,895	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R		2,609,495

1,175	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R		1,002,475

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R		592,751

2,470	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13	No Opt. Call	N/R		2,364,803

5,000	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.200%, 5/01/15	No Opt. Call	N/R		4,679,500

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB		6,106,107
13,120	5.375%, 6/15/37	6/17 at 100.00	BB		12,151,482

2,435	Lee Memorial Health System, Florida, Revenue Bonds, Series 2007A, RITES PA 1470A, 7.297%, 4/01/32 (IF)	4/17 at 100.00	A		2,459,180

8,310	Lee Memorial Health System, Florida, Revenue Bonds, Series 2007A, RITES PA 1470B, 7.511%, 4/01/37 (IF)	4/17 at 100.00	A		8,280,084

620	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R		631,551

362	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R		313,615

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,500	Madeira Community Development District, Florida, Special Assessment Revenue, Series 2007B, 5.250%, 11/01/14	No Opt. Call	N/R	$7,090,125

4,125	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	4,154,535

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	4,109,750

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	843,844

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/07 at 100.00	BB+	1,010,450

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/07 at 100.00	BB+	313,689

2,625	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004A, 6.250%, 5/01/34	5/14 at 101.00	N/R	2,745,330

1,345	Meadowwoods Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2004B, 5.250%, 5/01/11	No Opt. Call	N/R	1,342,028

400	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A, 6.000%, 5/01/24	5/14 at 100.00	N/R	387,996

3,600	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	3,629,340

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,150,038

3,384	MMA Financial CDD Junior Securitization Trust, Florida, Pass-Through Certificates, Class A, Series 2003I, 8.000%, 11/01/13	11/07 at 100.00	N/R	3,396,164

3,860	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	3,242,400

1,295	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,137,204

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	2,158,273

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	6,956,759

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	2,108,382

2,920	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,825,626

3,700	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	3,235,465

6,110	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	5,223,622

975	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36	5/17 at 100.00	N/R	843,073

3,875	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	3,895,809

7,000	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	5,918,640

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
1,000	5.875%, 5/01/22	5/17 at 100.00	N/R	994,220
1,310	6.000%, 5/01/37	5/17 at 100.00	N/R	1,287,769

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	$1,053,780

1,000	Principal One Community Development District, Jacksonville, Florida, Special Assessment Bonds, Series 2005, 5.650%, 5/01/35	5/15 at 101.00	N/R	1,001,000

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,700,999

4,930	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	4,509,077

2,600	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	2,800,018

2,000	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,889,800

9,145	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	9,287,022

3,000	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	2,694,390

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
3,250	5.125%, 11/01/13	No Opt. Call	N/R	3,087,273
7,555	5.450%, 5/01/37	5/16 at 100.00	N/R	6,594,986

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	4,650,616
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	2,265,509
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,587,966

7,000	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	5,949,790

1,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,487,670

10,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	8,531,700

2,140	South Kendall Community Development District, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/14 at 101.00	N/R	2,115,604

7,680	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, P-Flt 1498, 5.793%, 8/15/33 (IF)	No Opt. Call	AA–	6,630,067

6,410	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, Rites 1497, 5.493%, 8/15/29 (IF)	No Opt. Call	AA–	5,832,331

1,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R	1,009,560

6,885	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	5,805,707

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,750	5.000%, 1/01/16	No Opt. Call	N/R	2,686,778
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	2,153,996
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	7,882,390

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004:
455	6.000%, 5/01/24	5/14 at 101.00	N/R	491,031
500	6.125%, 5/01/34	5/14 at 101.00	N/R	543,060

3,850	Terracina Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/14 at 101.00	N/R	3,844,803

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$14,995	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	$13,205,647

6,870	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	6,881,336

2,935	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	2,528,532

2,000	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	1,931,340

1,615	Valencia Acres Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/35	5/15 at 101.00	N/R	1,585,623

3,900	Verandah East Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/16 at 100.00	N/R	3,378,726

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,474,278
1,000	5.350%, 5/01/17	No Opt. Call	N/R	927,790
1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	1,325,415

3,180	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,718,677

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18	No Opt. Call	N/R	4,312,040

5,585	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	4,726,250

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,545	6.000%, 5/01/23	5/13 at 101.00	N/R	1,539,608
9,245	6.125%, 5/01/35	5/13 at 101.00	N/R	9,123,983

6,850	Winter Garden Village at Fowler Groves Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.650%, 5/01/37	5/16 at 100.00	N/R	6,426,054
517,846	Total Florida			479,396,659
	Georgia – 1.7%

	Athens-Clarke County Unified Government Development Authority, Georgia, Catholic Health East Revenue Bonds, Puttable Floating Option Tax-Exempt Receipts, Series 1481-1483B:
3,335	5.807%, 11/15/32 (IF)	11/17 at 100.00	A1	2,628,447
3,520	5.658%, 11/15/32 (IF)	11/17 at 100.00	A1	2,833,600

	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001:
1,520	7.750%, 12/01/14 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	1,699,740
1,400	7.900%, 12/01/24 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	1,641,948

2,000	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	2,001,680

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	1,232,925
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,939,840

1,240	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	1,213,675

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	2,746,172

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/08 at 102.00	BB+	249,988
595	5.400%, 12/01/15	12/08 at 102.00	BB+	593,429
890	5.250%, 12/01/22	12/08 at 102.00	BB+	857,631
95	5.375%, 12/01/28	12/08 at 102.00	BB+	90,675

5,115	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	3/08 at 102.00	B2	4,782,525

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$3,310	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB	$3,259,854

4,470	DeKalb County Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, General Motors Corporation Projects, Series 2002, 6.000%, 3/15/21	12/12 at 101.00	B–	4,427,535

17,020	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (6)	7/08 at 102.00	B1	16,514,336

3,500	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	3,554,320

8,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	7,986,654

900	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34	2/09 at 100.00	N/R	915,390

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	7,054,640
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	17,370,113

1,450	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,596,552

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	951,910

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	1,019,530
94,640	Total Georgia			89,163,109
	Hawaii – 0.4%

18,000	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Island Pacific Academy Project, Series 2007, 6.375%, 3/01/34	No Opt. Call	N/R	17,850,600

4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	4,068,166
22,310	Total Hawaii			21,918,766
	Idaho – 0.5%

6,100	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	5,832,271

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
3,145	5.250%, 9/01/26	9/16 at 100.00	BBB–	3,124,306
2,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,954,340
10,550	5.250%, 9/01/37	9/16 at 100.00	BBB–	10,157,224

3,620	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BBB	3,768,927
25,415	Total Idaho			24,837,068
	Illinois – 6.4%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 0.000%, 1/01/24	1/15 at 102.00	N/R	8,025,369

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	4,186,400

4,088	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	4,064,528

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	4,010,200

950	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	943,616

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$8,250	Caseyville, Illinois, Tax Increment Revenue Bonds, Forest Lakes Project, Series 2004, 7.000%, 12/30/22	12/14 at 100.00	N/R		$8,109,255

4,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R		4,169,040

7,320	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation Project, GNMA/FHA Guaranteed, 5.270%, 6/20/48 (Alternative Minimum Tax) (UB)	12/17 at 102.00	AAA		7,360,626

1,290	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/09 at 100.00	N/R		1,320,018

2,500	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R		2,361,600

	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006:
1,500	5.850%, 5/01/26	5/14 at 102.00	N/R		1,522,965
2,475	6.000%, 5/01/41	5/14 at 102.00	N/R		2,516,976

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R		4,720,250

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BBB–		873,708

1,000	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.125%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	BBB	(5)	1,116,060

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB		4,159,800

39,500	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	Aaa		40,461,430

10,000	Illinois Finance Authority, Guaranteed Solid Waste Revenue Bonds, Waste Management Inc. Project, Series 2005, 5.050%, 8/01/29 (Alternative Minimum Tax)	8/15 at 101.00	BBB		9,504,100

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R		4,477,624

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R		973,250

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R		4,813,737

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,540	5.000%, 8/15/26	8/16 at 100.00	N/R		6,022,751
7,850	5.100%, 8/15/31	8/16 at 100.00	N/R		7,070,338

20,445	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R		20,262,835

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R		494,175
2,750	5.500%, 5/15/26	5/17 at 100.00	N/R		2,637,388
4,000	5.750%, 5/15/38	5/17 at 100.00	N/R		3,893,360
350	5.400%, 5/15/38	5/12 at 100.00	N/R		314,461

9,045	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–		8,862,381

10,750	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R		11,546,468

	Illinois Finance Authority, Revenue Bonds, Sedgebrook Inc. Facility, Series 2007A:
3,750	6.000%, 11/15/27	11/17 at 10.00	N/R		3,739,050
5,000	6.000%, 11/15/42	11/17 at 100.00	N/R		4,927,850

7,950	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A–		7,982,039

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000:
45	6.000%, 5/15/10	No Opt. Call	Baa2		46,465
100	6.350%, 5/15/15	5/10 at 101.00	Baa2		105,049

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$5,235	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32	5/12 at 100.00	Baa2		$5,275,571

	Illinois Health Facilities Authority, Revenue Bonds, Holy Cross Hospital, Series 1994:
2,705	6.700%, 3/01/14	3/08 at 100.00	B2		2,704,702
5,750	6.750%, 3/01/24	3/08 at 100.00	B2		5,657,253

	Illinois Health Facilities Authority, Revenue Bonds, Midwest Physicians Group Ltd., Series 1998:
60	5.375%, 11/15/08	No Opt. Call	BB+		60,251
1,750	5.500%, 11/15/19	11/08 at 102.00	N/R		1,719,760

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R		2,751,554

300	Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers Project, Series 1999A, 7.000%, 11/01/29 (Pre-refunded 11/01/09) (Alternative Minimum Tax)	11/09 at 100.00	Aaa		318,291

18,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R		19,224,540

4,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	A		4,029,760

10,021	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	1/08 at 100.00	N/R		9,832,557

3,429	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R		3,607,171

2,894	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34	3/14 at 103.00	N/R		3,011,178

4,880	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R		4,658,838

5,834	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R		5,705,244

6,000	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R		5,947,680

2,050	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R		2,109,512

3,315	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R		3,322,857

3,750	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R		3,595,275

—	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R		213

2,900	Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	1/08 at 100.00	N/R		2,739,514

3,528	Round Lake Village, Lake County, Illinois, Lakewood Grove Special Service Area 3 Special Tax Bonds, Series 2003, 6.750%, 3/01/33 (Pre-refunded 3/01/13)	3/13 at 102.00	N/R	(5)	4,038,255

2,092	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 1, Series 2003, 6.700%, 3/01/33 (Pre-refunded 3/01/13)	3/13 at 102.00	N/R	(5)	2,389,817

4,491	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R		4,391,884

2,676	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R		2,683,252

1,150	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R		1,155,520

6,335	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R		6,211,468

3,172	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R		3,378,275

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,400	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	$2,274,096

7,450	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,019,688

3,912	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	3,982,338

3,840	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,755,251
325,577	Total Illinois			325,146,727
	Indiana – 1.7%

2,585	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	2,749,871

2,420	East Chicago, Indiana, Exempt Facilities Revenue Bonds, Inland Steel Company Project 14, Series 1996, 6.700%, 11/01/12 (Alternative Minimum Tax)	No Opt. Call	BBB	2,512,517

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,461,780

5,340	Fort Wayne, Indiana, Pollution Control Revenue Bonds, General Motors Corporation Project, Series 2002, 6.200%, 10/15/25	12/12 at 101.00	B–	5,368,355

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
5,570	5.000%, 8/01/24	8/16 at 100.00	Baa2	5,491,909
6,865	5.125%, 8/01/29	8/16 at 100.00	Baa2	6,732,094
16,905	5.250%, 8/01/36	8/16 at 100.00	Baa2	16,644,663

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB–	2,079,380

950	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A, 5.250%, 2/15/36	2/16 at 100.00	A–	955,311

1,130	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (6)	12/07 at 102.00	B2	1,058,957

1,245	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (6)	4/09 at 102.00	B2	1,160,514

195	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (6)	4/10 at 101.00	B2	197,500

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,844,255

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	Baa1	908,583

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	1,515,265

3,810	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	3,782,759

9,000	Saint Joseph County Hospital Authority, Indiana, Memorial Hospital of South Bend Revenue Bonds, UBS Residual Series 07-1010, 5.888%, 8/15/46 (IF)	8/17 at 100.00	AA–	6,975,000

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BBB	3,093,382
2,500	5.375%, 2/15/34	2/15 at 100.00	BBB	2,507,250

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,269,495

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
$230	5.550%, 5/15/19	5/11 at 100.00	N/R	$230,359
250	6.000%, 5/15/26	5/16 at 100.00	N/R	254,333
265	5.700%, 5/15/28	5/11 at 100.00	N/R	261,836
270	6.000%, 5/15/38	5/16 at 100.00	N/R	270,170

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,949,460
6,500	5.750%, 9/01/42	9/17 at 100.00	N/R	6,263,075
5,000	5.800%, 9/01/47	9/17 at 100.00	N/R	4,848,700

5,055	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	5,363,203
90,995	Total Indiana			88,749,976
	Iowa – 0.7%

1,725	Adair County Memorial Hospital, Iowa, Hospital Revenue Bonds, Series 2007A, 5.100%, 12/01/37	12/17 at 100.00	N/R	1,558,520

1,200	Carroll County, Iowa, Hospital Revenue Bonds, Saint Anthony Regional Hospital Project, Series 2006A, 5.000%, 11/01/31	11/16 at 100.00	Baa3	1,121,328

4,900	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	4,931,458

6,385	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2007, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA–	6,115,936

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:
350	5.450%, 11/01/26	11/13 at 101.00	N/R	338,352
1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	935,050

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,055	5.500%, 6/01/42	6/15 at 100.00	BBB	979,124
10,255	5.625%, 6/01/46	6/15 at 100.00	BBB	9,686,258

4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 0.000%, 6/01/34	6/17 at 100.00	BBB	4,178,250

	Palo Alto County, Iowa, Critical Access Hospital Revenue Bonds, Palo Alto County Hospital Project, Series 2006:
420	5.125%, 8/01/29	8/16 at 100.00	N/R	376,110
5,760	5.125%, 8/01/36	8/16 at 100.00	N/R	4,981,536

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	2,186,145

	Washington County Hospital, Iowa, Revenue Bonds, Washington County Hospital Project, Series 2006:
1,525	5.375%, 7/01/26	7/16 at 100.00	N/R	1,478,594
1,275	5.500%, 7/01/32	7/16 at 100.00	N/R	1,226,652
42,600	Total Iowa			40,093,313
	Kansas – 0.9%

8,745	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	8,678,888

2,350	Kansas Independent College Financing Authority, Educational Facilities Revenue Bonds, Newman University, Series 2006, 5.000%, 10/01/28	10/17 at 100.00	N/R	2,237,177

	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A:
1,670	5.750%, 9/01/29	9/17 at 100.00	N/R	1,671,086
450	5.750%, 9/01/37	9/17 at 100.00	N/R	448,052

1,250	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,150,775

	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A:
1,000	5.050%, 9/01/26	9/14 at 100.00	N/R	948,680
1,500	5.150%, 9/01/31	9/14 at 100.00	N/R	1,415,430

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$1,200	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006B, 5.000%, 9/01/22	9/14 at 100.00	N/R	$1,150,164

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,008,240

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	976,310
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	4,364,044

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	2,509,354

3,200	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32	1/11 at 101.00	N/R	3,377,824

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax)	6/11 at 102.00	N/R	2,458,225

14,970	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	B–	14,721,947
49,405	Total Kansas			48,116,196
	Kentucky – 0.3%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	4/08 at 102.00	BB–	504,000
2,000	5.850%, 10/01/17	4/08 at 102.00	BB–	2,012,380
6,390	5.875%, 10/01/22	4/08 at 102.00	BB–	6,413,132

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,580,973
1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,466,936

2,640	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	2,579,676

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,208,615
16,875	Total Kentucky			16,765,712
	Louisiana – 3.6%

12,695	Carter Marina Community Development District, Louisiana, Special Assessment Bonds, Series 2007, 6.250%, 10/01/22	10/12 at 100.00	N/R	12,712,773

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	11/07 at 100.00	N/R	1,960,991

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	11/07 at 100.00	N/R	13,220,264

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	11/07 at 100.00	N/R	1,396,116

10,455	Carter Plantation Land LLC, 9.000%, 7/01/17	11/07 at 100.00	N/R	10,257,923

1,100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	1,084,006

2,560	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2005A, 4.750%, 3/01/19 (Alternative Minimum Tax)	3/15 at 100.00	BBB	2,388,198

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/08 at 102.00	B2	806,091

9,480	Greystone Community Development District, Louisiana, Special Assessment Bonds, Livingston Parish, Series 2005, 5.950%, 9/01/20	3/08 at 100.00	N/R	9,546,739

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$25,750	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	$30,145,268

2,340	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	2,314,588

9,926	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	9,737,406

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	11,322,987

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	2,268,035

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	684,986

27,475	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (6)	No Opt. Call	AAA	32,354,560

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,778,734

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	1,019,592

3,470	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.000%, 8/15/33	8/15 at 100.00	A+	3,473,054

3,280	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, Drivers 1753, 6.246%, 7/01/37 – CIFG Insured (IF)	7/17 at 100.00	AAA	3,071,900

3,210	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	A3	3,235,520

2,955	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	2,882,337

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
880	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R	916,326
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	835,320

5,505	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/08 at 100.00	N/R	5,594,787

8,580	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	8,583,089

145	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	11/07 at 100.00	BBB–	146,749

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	2,233,025
175,611	Total Louisiana			183,971,364
	Maine – 0.1%

6,530	Jay, Maine, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2004A, 4.900%, 11/01/17 (Alternative Minimum Tax)	11/14 at 100.00	BBB	6,434,205

245	Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds, Bowater Inc. – Great Northern Paper, Series 1992, 7.750%, 10/01/22 (Alternative Minimum Tax)	4/08 at 100.00	Ba3	246,796
6,775	Total Maine			6,681,001
	Maryland – 2.1%

140	Baltimore, Maryland, Pollution Control Revenue Bonds, General Motors Corporation, Series 1993, 5.350%, 4/01/08	No Opt. Call	Caa1	139,576

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland (continued)

$500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		$480,000

6,800	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1		7,021,544

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R		932,950

	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Housing Revenue Bonds, Series 2007A, Municipal Trust Certificates 7057:
900	7.380%, 7/01/37 (IF)	1/17 at 100.00	Aa2		794,673
3,430	7.380%, 1/01/49 (IF)	1/17 at 100.00	Aa2		3,028,587

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2		6,915,291

	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, ROLS 11043 & 11043-2:
1,255	7.176%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		1,100,183
2,490	7.337%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		2,204,945

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R		1,910,370
45,800	5.000%, 12/01/31	12/16 at 100.00	N/R		42,018,752

2,400	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R		2,280,432

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/08 at 100.00	N/R		3,514,148

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18	1/17 at 100.00	N/R		751,838
6,260	5.500%, 7/01/38	1/17 at 100.00	N/R		6,022,057

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2001A:
25	6.750%, 4/01/20 (Pre-refunded 4/01/09)	4/09 at 100.00	N/R	(5)	25,892
800	6.750%, 4/01/23 (Pre-refunded 4/01/11)	4/11 at 101.00	N/R	(5)	880,736

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/37	7/16 at 100.00	N/R		982,620

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
2,160	5.250%, 1/01/27	1/17 at 100.00	N/R		2,043,749
5,345	5.300%, 1/01/37	1/17 at 100.00	N/R		4,925,043

1,400	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R		1,431,766

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
2,250	5.300%, 7/01/08	1/08 at 100.00	B3		2,222,145
700	5.375%, 7/01/14	1/08 at 100.00	B3		632,807
18,435	5.300%, 7/01/24	1/08 at 100.00	B3		15,060,105

1,800	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R		1,663,092
118,405	Total Maryland				108,983,301
	Massachusetts – 1.3%

12,575	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3		12,770,667

4,175	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R		4,158,592

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$945	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,023,841

2,960	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,951,179

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/08 at 102.00	BBB	884,407

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	1,053,980

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
5,630	5.250%, 10/01/26	10/12 at 102.00	BBB–	5,345,009
850	5.250%, 10/01/37	10/12 at 102.00	BBB–	786,191

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
270	5.700%, 7/01/15	1/09 at 101.00	BBB	277,223
1,480	5.625%, 7/01/20	1/09 at 101.00	BBB	1,501,268
200	5.750%, 7/01/28	1/09 at 101.00	BBB	202,314

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
180	6.500%, 7/01/12	No Opt. Call	BBB	194,398
430	6.250%, 7/01/22	7/12 at 101.00	BBB	453,396

1,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2007, RITES 1482B, 5.805%, 11/15/32 (IF)	11/17 at 100.00	A	1,052,167

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,839,260

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D:
8,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	7,721,920
6,665	5.375%, 7/01/35	7/15 at 100.00	BBB–	6,468,449

870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB–	906,514

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB–	2,514,192
5,650	6.375%, 7/01/34	7/14 at 100.00	BB–	5,887,131

6,915	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	6,601,958

95	Massachusetts Industrial Finance Agency, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	4/08 at 100.00	Caa1	95,210
65,520	Total Massachusetts			64,689,266
	Michigan – 4.3%

560	Allegan Hospital Finance Authority, Michigan, Revenue Bonds, Allegan General Hospital, Series 1999, 7.000%, 11/15/21	11/09 at 101.00	N/R	585,928

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB–	994,382

2,400	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/07 at 102.00	BB+	2,382,912

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,855,060

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	2,311,064
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,376,580
2,840	5.250%, 11/01/36	11/16 at 100.00	BB+	2,572,330

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,235	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/09 at 100.00	N/R	$1,253,537

890	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/09 at 100.00	N/R	916,745

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB	1,176,768
500	5.750%, 11/01/30	11/15 at 100.00	BB	490,315
2,425	5.750%, 11/01/35	11/15 at 100.00	BB	2,357,658

7,440	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/09 at 101.00	BB–	7,415,448

100	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	99,839

1,110	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	1,022,465

775	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	7/12 at 100.00	N/R	685,588

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	2,021,720

4,850	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	4,270,522

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	1,022,500
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,549,170

900	Grand Traverse Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.000%, 11/01/36	11/17 at 100.00	BBB–	824,814

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BBB	186,066
3,500	6.250%, 7/01/40	7/15 at 100.00	BBB	3,767,435

1,595	Meridian, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007 A1, 5.250%, 7/01/26	7/12 at 100.00	N/R	1,477,640

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2007-1009, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	7,449,680

825	Michigan Job Development Authority, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	4/08 at 100.00	Caa1	824,299

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
1,300	7.500%, 10/01/12	10/09 at 102.00	Ba1	1,353,963
2,900	7.900%, 10/01/21	10/09 at 102.00	Ba1	3,033,545
10,550	8.000%, 10/01/31	10/09 at 102.00	Ba1	11,011,774

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
800	7.250%, 10/01/11	10/09 at 102.00	Ba1	839,880
750	7.625%, 10/01/21	10/09 at 102.00	Ba1	790,988

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	1,134,855

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
1,040	6.000%, 2/01/16	No Opt. Call	BB	1,038,211
1,055	6.375%, 2/01/26	2/16 at 100.00	BB	1,035,926
2,855	6.500%, 2/01/36	2/16 at 100.00	BB	2,763,326

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
$770	5.125%, 8/15/18	8/08 at 101.00	BB–	$752,483
2,575	5.250%, 8/15/23	8/08 at 101.00	BB–	2,482,429
4,945	5.250%, 8/15/28	8/08 at 101.00	BB–	4,649,734

19,560	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	2/08 at 100.00	BB–	18,597,648

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
790	6.625%, 1/01/16	1/08 at 100.00	Ba3	791,169
505	6.700%, 1/01/26	1/08 at 100.00	Ba3	505,611

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25	5/15 at 100.00	BBB	231,970
680	5.000%, 5/15/30	5/15 at 100.00	BBB	639,288
5,090	5.000%, 5/15/37	5/15 at 100.00	BBB	4,682,138

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,661,237

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	2,197,418
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	10,910,928

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
145	6.375%, 8/15/09	2/08 at 100.00	BB–	145,065
2,460	6.250%, 8/15/13	2/08 at 100.00	BB–	2,460,590
8,360	6.500%, 8/15/18	2/08 at 100.00	BB–	8,362,926

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Pontiac Osteopathic Hospital, Series 1994A:
1,575	6.000%, 2/01/14	2/08 at 100.00	BBB–	1,576,323
2,995	6.000%, 2/01/24	2/08 at 100.00	BBB–	2,996,438

305	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	4/08 at 100.00	CCC+	305,067

9,450	Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, General Motors Corporation, Series 1995, 6.200%, 9/01/20	3/08 at 100.00	B–	9,349,452

18,240	Midland County Economic Development Corporation, Michigan, Subordinated Pollution Control Limited Obligation Revenue Refunding Bonds, Midland Cogeneration Project, Series 2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)	1/08 at 101.00	BB–	18,275,203

4,435	Midland County Economic Development Corporation, Michigan, Subordinated Pollution Control Limited Obligation Revenue Refunding Bonds, Midland Cogeneration Project, Series 2000B, 6.750%, 7/23/09	1/08 at 100.00	BB–	4,446,886

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	3,265,185

2,670	Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates of Participation, Series 2000, 8.250%, 6/01/30	6/10 at 102.00	N/R	2,750,874

	Pontiac Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
7,875	6.000%, 8/01/13	2/08 at 100.00	B	7,522,515
5,050	6.000%, 8/01/18	2/08 at 100.00	B	4,560,857
4,320	6.000%, 8/01/23	2/08 at 100.00	B	3,703,925

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
450	4.750%, 11/01/11	No Opt. Call	BB+	443,646
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,051,682
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,652,708
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	4,568,772

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	$3,507,420
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	5,551,664
222,360	Total Michigan			217,492,184
	Minnesota – 2.0%

	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006:
1,000	5.250%, 2/01/14	No Opt. Call	N/R	997,280
830	5.500%, 2/01/18	2/16 at 100.00	N/R	831,560
905	5.500%, 2/01/19	2/16 at 100.00	N/R	910,883
1,430	5.500%, 2/01/24	2/16 at 100.00	N/R	1,410,237
3,740	5.600%, 2/01/32	2/16 at 100.00	N/R	3,647,659

6,500	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.250%, 12/01/46	12/14 at 100.00	N/R	5,745,740

3,250	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB	3,472,170

2,450	Elk River, Minnesota, Multifamily Housing Revenue Bonds, Birchwood Court Apartments, Series 2007, 5.750%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	2,373,585

1,000	Eveleth, Minnesota, Health Care Revenue Bonds, Arrowhead Senior Living Community, Series 2007, 5.200%, 10/01/27	4/14 at 101.00	N/R	933,540

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005:
1,500	5.000%, 4/01/25	4/13 at 101.00	BBB	1,475,115
1,100	5.000%, 4/01/31	4/12 at 101.00	BBB	1,058,123

3,270	Hopkins Housing & Redevelopment Authority, Minnesota, Tax Increment Revenue Bonds, Excelsior Crossings, Series 2007, 5.050%, 2/01/30	8/14 at 100.00	N/R	2,907,422

	Inver Grove Heights, Minnesota, Revenue Bonds, Presbyterian Homes Care Centers, Series 2006:
965	5.375%, 10/01/26	10/13 at 101.00	N/R	913,971
525	5.500%, 10/01/33	10/13 at 101.00	N/R	493,952
1,000	5.500%, 10/01/41	10/13 at 101.00	N/R	934,670

	Madelia, Minnesota, Revenue Bonds, Madelia Community Hospital Inc., Series 2006:
615	5.250%, 10/01/31	10/11 at 101.00	N/R	580,609
800	5.300%, 10/01/36	10/11 at 101.00	N/R	751,640

2,500	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	2,215,775

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
600	5.200%, 2/01/22	2/14 at 100.00	N/R	572,802
50	5.350%, 2/01/30	2/14 at 100.00	N/R	46,583

650	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Evenitde Senior Housing, Series 2006A, 5.150%, 6/01/29	6/14 at 100.00	N/R	597,207

7,000	North Oaks, Minnesota, Presbyterian Homes Senior Housing Revenue Bonds, Series 2007, 6.250%, 10/01/47	10/17 at 100.00	N/R	7,035,490

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:
1,000	5.250%, 11/01/21	11/16 at 100.00	BBB–	1,006,770
3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	3,012,750
1,500	5.375%, 11/01/31	11/16 at 100.00	BBB–	1,482,075

	Northfield Housing and Redevelopment Authority, Minnesota, Northfield Retirement Center Project Revenue Bonds, Series 2006A:
685	5.125%, 12/01/21	12/13 at 101.00	N/R	655,483
3,000	5.375%, 12/01/36	12/13 at 101.00	N/R	2,809,710

	Pine City, Minnesota, Lease Revenue Bonds, Lakes International Language Academy, Series 2006A:
500	6.000%, 5/01/26	5/14 at 102.00	N/R	499,725
400	6.250%, 5/01/35	5/14 at 102.00	N/R	398,180

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Prior Lake Economic Development Authority, Minnesota, Senior Housing Revenue Bonds, Shepherds Path Project, Series 2006B:
$3,000	5.700%, 8/01/36	8/16 at 100.00	N/R	$2,885,040
2,000	5.750%, 8/01/41	8/16 at 100.00	N/R	1,941,860

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,401,280

1,000	Rochester, Minnesota, Health Care & Housing Revenue Bonds, Madonna Meadows of Rochester, Series 2007A, 5.300%, 4/01/37	4/14 at 101.00	N/R	913,400

	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A:
1,000	5.050%, 10/01/27	10/17 at 100.00	N/R	925,950
1,750	5.250%, 10/01/42	10/17 at 100.00	N/R	1,600,428

4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	3,681,360

2,115	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	2,132,026

1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	904,120

100	Sartell, Minnesota, Environmental Improvement Revenue Bonds, International Paprt Company Project, Series 2003A, 5.200%, 6/01/27	6/13 at 100.00	BBB	97,750

	Sherburne County, Minnesota, Health Care Facilities Revenue Bonds, Guardian Angels Health Services, Series 2006:
500	5.450%, 10/01/31	10/13 at 101.00	N/R	478,735
500	5.550%, 10/01/36	10/13 at 101.00	N/R	473,845

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,682,512

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
500	6.625%, 12/01/23	6/14 at 102.00	N/R	521,545
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,216,142

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	399,736
1,000	6.000%, 9/01/36	9/14 at 102.00	N/R	1,005,000

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,148,268

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,060,378

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	785,639
2,225	5.375%, 5/01/43	5/14 at 101.00	N/R	2,052,140

10,500	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	Baa3	10,902,675

1,400	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB	1,413,930

1,700	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,709,163

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,424,100
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	751,416

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Minnesota (continued)

$5,000	Washington County Housing & Redevelopment Authority, Minnesota, Healthcare & Housing Revenue Bonds, Birchwood & Woodbury, Series 2007A, 5.625%, 6/01/37	6/17 at 100.00	N/R		$4,682,650
102,790	Total Minnesota				99,961,794
	Mississippi – 0.1%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	A3		310,845

1,426	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R		1,427,901

1,000	Perry County, Mississippi, Pollution Control Revenue Refunding Bonds, Leaf River Forest Project, Series 1999, 5.200%, 10/01/12 (ETM)	3/12 at 100.00	B2	(5)	1,064,650
2,726	Total Mississippi				2,803,396
	Missouri – 2.4%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R		247,665
600	5.625%, 3/01/25	3/16 at 100.00	N/R		585,684

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R		2,991,630
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R		5,706,272

	Broadway-Fairview Transportation Development District, Missouri, Transportation Sales Tax Revenue, Columbia, Series 2006A:
675	5.875%, 12/01/31	12/16 at 100.00	N/R		632,516
475	6.125%, 12/01/36	12/16 at 100.00	N/R		443,636

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
9,040	5.750%, 4/01/22	4/16 at 100.00	N/R		8,987,026
4,165	5.875%, 4/01/30	4/16 at 100.00	N/R		4,168,873

200	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.125%, 8/01/26	8/14 at 100.00	N/R		202,144

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R		567,840
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R		2,735,430

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R		7,051,602

2,600	Joplin Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Leased Housing Association, Series 2007A, 5.850%, 7/01/22 (Alternative Minimum Tax)	7/17 at 100.00	N/R		2,606,422

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,585	5.150%, 6/01/16	6/14 at 102.00	N/R		2,585,052
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R		2,982,000

6,500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (UB)	12/16 at 100.00	AAA		6,075,160

60	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, Residuals 1567, 6.329%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (IF)	12/16 at 100.00	AAA		48,235

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R		1,217,624
1,900	5.350%, 6/15/32	6/15 at 103.00	N/R		1,759,267

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		3,960,981
8,705	6.875%, 12/15/20 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		8,646,241
14,540	7.200%, 12/15/28 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		14,580,712
26,460	7.250%, 12/15/35 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		26,534,088

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,350	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Series 2006, 5.125%, 5/01/26	5/13 at 100.00	N/R	$1,281,177

1,735	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/08 at 100.00	N/R	1,696,969

2,535	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	4/08 at 100.00	N/R	2,427,668

1,770	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,691,872

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	2,251,062

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	492,905
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	985,770

1,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	990,480

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	681,284

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	939,890
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	2,294,050
123,345	Total Missouri			121,049,227
	Montana – 0.8%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B2	9,940,964

32,859	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	32,432,162
42,669	Total Montana			42,373,126
	Nevada – 2.3%

7,810	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	1/08 at 100.00	B	7,547,194

5,690	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A, 5.600%, 10/01/30 (Alternative Minimum Tax)	1/08 at 100.00	B	5,708,493

15,395	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1997A, 5.900%, 11/01/32 (Alternative Minimum Tax)	11/07 at 100.00	B	15,397,309

100	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33 – FGIC Insured (Alternative Minimum Tax)	12/14 at 100.00	AAA	100,529

4,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax) (UB)	10/15 at 100.00	AAA	3,933,760

1,915	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, Residuals 1843, 7.139%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax) (IF)	10/15 at 100.00	AAA	1,819,863

7,330	Clark County, Nevada, Industrial Development Revenue Refunding Bonds, Nevada Power Company, Series 1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/08 at 100.00	B	7,359,027

1,285	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,325,683

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
25	5.300%, 10/01/11	1/08 at 100.00	B	24,896
645	5.450%, 10/01/23	1/08 at 100.00	B	626,269

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
$1,000	7.250%, 1/01/23	1/10 at 102.00	N/R	$979,380
39,800	7.375%, 1/01/40	1/10 at 102.00	N/R	38,435,656

19,160	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004A, 7.000%, 11/15/34	11/14 at 100.00	N/R	16,077,922

6,115	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004B, 6.750%, 11/15/23	11/14 at 100.00	N/R	5,137,762

1,645	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,482,063

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	A	1,090,260

3,150	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,244,784

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
560	6.000%, 8/01/27	4/08 at 103.00	N/R	561,781
2,790	6.150%, 8/01/37	4/08 at 103.00	N/R	2,805,708

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	2,295,533
121,790	Total Nevada			115,953,872
	New Hampshire – 0.1%

4,180	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	BBB+	3,951,814

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	198,700

335	New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Littleton Hospital Association, Series 1998A, 5.450%, 5/01/08	No Opt. Call	BB+	335,392

1,000	New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Littleton Hospital Association, Series 1998B, 5.800%, 5/01/18	5/08 at 102.00	BB+	1,021,880
5,715	Total New Hampshire			5,507,786
	New Jersey – 2.6%

10,000	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 6/11/08 (8)	No Opt. Call	N/R	4,460,000

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BBB–	2,691,563

1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,027,870

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/08 at 101.00	N/R	969,740

50	New Jersey Economic Development Authority, General Motors Corporation, Series 1984, 5.350%, 4/01/09	No Opt. Call	B–	49,749

2,155	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/08 at 100.00	Ba1	2,214,650

400	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/07 at 100.00	CCC+	400,236

3,290	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/08 at 102.00	BB+	3,060,029

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/08 at 101.00	B3	328,409

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,085	6.625%, 9/15/12 (Alternative Minimum Tax)	No Opt. Call	B	$1,120,805
12,570	6.250%, 9/15/19 (Alternative Minimum Tax)	9/09 at 101.00	B	12,673,954
13,035	6.400%, 9/15/23 (Alternative Minimum Tax)	9/09 at 101.00	B	13,263,373
37,320	6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	37,762,988

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,564,560
2,430	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,521,247

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	2,312,820

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba1	583,852
765	5.500%, 7/01/33	7/13 at 100.00	Ba1	729,581

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
1,000	6.750%, 10/01/11 (Alternative Minimum Tax)	10/08 at 100.00	N/R	1,006,570

4,490	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,965,940

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,600	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,817,936
2,450	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,836,439
3,015	7.000%, 6/01/41 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	3,526,706
1,255	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,421,476

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
8,780	5.000%, 6/01/29	6/17 at 100.00	BBB	7,926,057
21,970	5.000%, 6/01/41	6/17 at 100.00	BBB	18,852,018
136,865	Total New Jersey			130,088,568
	New Mexico – 0.1%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,533,053
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,535,520

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	BBB	949,010

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,106,738
500	5.750%, 9/01/21	9/16 at 100.00	N/R	506,690
3,500	6.000%, 9/01/32	9/16 at 100.00	N/R	3,548,720
9,090	Total New Mexico			9,179,731
	New York – 2.6%

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	492,265

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
$1,000	5.500%, 7/01/11	No Opt. Call	Ba2	$1,034,410
1,535	5.750%, 7/01/12	7/11 at 101.00	Ba2	1,607,345
1,550	5.750%, 7/01/13	7/11 at 101.00	Ba2	1,619,316
2,355	5.750%, 7/01/15	7/11 at 101.00	Ba2	2,448,376
905	5.750%, 7/01/16	7/11 at 101.00	Ba2	937,815
100	5.750%, 7/01/17	7/11 at 101.00	Ba2	103,416
1,500	5.375%, 7/01/20	7/11 at 101.00	Ba2	1,519,935
12,675	5.500%, 7/01/30	7/11 at 101.00	Ba2	12,741,164

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	7/09 at 101.00	AA	518,695

2,500	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 5.500%, 7/01/26	7/08 at 100.00	Baa1	2,512,075

2,625	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26	7/08 at 100.00	Baa1	2,645,396

4,020	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.150%, 8/01/16	No Opt. Call	N/R	3,944,826

62,000	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, 3rd Subordinate Series 2005D, 0.000%, 6/01/55	6/15 at 7.17	N/R	1,966,640

22,400	New York City Industrial Development Agency, New York, American Airlines – JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B	25,439,456

1,270	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	B2	1,292,619

1,290	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	1,312,975

1,035	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	1,063,607

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
14,500	6.250%, 3/01/15	3/09 at 103.00	N/R	15,134,230
23,390	6.500%, 3/01/35	3/09 at 103.00	N/R	24,409,804

7,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005B, 6.750%, 3/01/15	3/09 at 103.00	N/R	7,356,300

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	2/08 at 102.00	CCC+	186,282
430	5.400%, 7/01/20 (Alternative Minimum Tax)	2/08 at 102.00	CCC+	398,834

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	2/08 at 100.00	CCC+	2,309,656

2,180	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	BB+	1,979,702

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB+	103,090

1,000	New York City Industrial Development Authority, New York, JetBlue,, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	878,070

10	New York City, New York, Industrial Development Agency Revenue Bonds, Harlem Auto Mall Empowerment Zone General Motors Project, Series 2004, 5.125%, 12/30/23 – MBIA Insured (Alternative Minimum Tax)	7/14 at 100.00	B–	8,789

3,500	New York Liberty Development Corporation, Revenue Bonds, National Sports Museum, 2006A, 6.125%, 2/15/19	2/16 at 100.00	N/R	3,564,680

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
$2,925	6.750%, 10/01/19 (Alternative Minimum Tax)	4/08 at 101.00	N/R	$2,943,662

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R	95,363

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,500	5.000%, 6/01/26	6/16 at 100.00	BBB	2,441,075
5,680	5.125%, 6/01/42	6/16 at 100.00	BBB	5,410,711

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998A, 6.150%, 3/01/15	3/08 at 102.00	N/R	1,007,780

	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998C:
1,500	6.150%, 3/01/15	3/08 at 102.00	N/R	1,511,670
1,600	6.200%, 3/01/20	3/08 at 102.00	N/R	1,609,664
189,675	Total New York			134,549,693
	North Carolina – 1.4%

	Charlotte Housing Authority, North Carolina, GNMA Multifamily Housing Mortgage Revenue Bonds, South Oak Crossing, Series 2006:
2,235	4.700%, 8/20/36 (Alternative Minimum Tax)	8/16 at 100.00	Aaa	2,092,653
2,485	4.800%, 8/20/48 (Alternative Minimum Tax)	8/16 at 100.00	Aaa	2,318,778

25,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Series 2007-1006, 5.000%, 1/15/45 (UB)	1/15 at 100.00	AAA	26,996,750

6,845	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	6,968,005

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	5,554,560

5,350	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	5,184,953

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	3,767,776
4,980	5.500%, 10/01/31	10/16 at 100.00	N/R	4,933,985
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,638,533

11,000	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36 (UB)	11/16 at 100.00	Aa3	10,234,290

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Series 2005C:
750	5.250%, 10/01/24	10/15 at 100.00	N/R	727,080
1,600	5.500%, 10/01/32	10/15 at 100.00	N/R	1,551,408
71,200	Total North Carolina			71,968,771
	North Dakota – 0.3%

2,000	Burleigh County Industrial Development Authority, North Dakota, The Missouri Slope Lutheran Care Center, Series 2006, 5.375%, 11/01/28	11/15 at 100.00	N/R	1,863,140

2,410	Fort Yates Public School District 4 Building Authority, North Dakota, Lease Revenue Bonds, Series 2005, 5.000%, 7/15/24 – ACA Insured	7/15 at 100.00	A	2,419,761

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:
2,765	5.125%, 12/01/21	12/15 at 100.00	N/R	2,594,510
1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,622,058
3,000	5.300%, 12/01/34	12/15 at 100.00	N/R	2,740,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Lincoln Municipal Industrial Development Act Revenue Bonds, North Dakota, Missouri Slope Lutheran Care Center, Series 2006:
$640	5.250%, 11/01/26	11/15 at 100.00	N/R	$593,536
2,840	5.350%, 11/01/41	11/15 at 100.00	N/R	2,517,688

395	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	2/08 at 100.00	N/R	394,953
15,800	Total North Dakota			14,746,596
	Ohio – 4.6%

	Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services and Education Corporation, Series 1998:
500	5.700%, 1/01/13	1/08 at 102.00	B	500,860
1,270	5.800%, 1/01/18	1/08 at 102.00	B	1,258,367

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,097,524

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,785	5.125%, 6/01/24	6/17 at 100.00	BBB	1,723,061
17,850	5.875%, 6/01/30	6/17 at 100.00	BBB	17,629,196
17,395	5.750%, 6/01/34	6/17 at 100.00	BBB	16,786,175
39,285	5.875%, 6/01/47	6/17 at 100.00	BBB	38,139,057

1,875	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	N/R	1,875,600

12,415	Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.125%, 8/01/13	No Opt. Call	B–	12,270,614

1,030	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1998A, 5.625%, 2/01/18	2/08 at 102.00	AAA	1,054,123

7,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, 5.250%, 8/15/46 (UB)	8/16 at 100.00	A	7,077,000

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	968,560
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	938,170

4,440	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	4,549,091

1,180	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1999, 5.650%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	1,124,693

1,500	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	B+	1,485,330

3,800	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/08 at 102.00	N/R	3,832,110

2,200	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	9/09 at 102.00	N/R	2,265,472

470	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/09 at 101.00	CCC+	461,065

7,965	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	CCC+	7,989,692

38,020	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba1	36,402,249

7,060	Ohio, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 5.625%, 3/01/15	No Opt. Call	B–	6,918,023

7,355	Ohio, Solid Waste Revenue Bonds, General Motors Corporation, Series 2002, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	B–	7,346,248

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
$3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	$3,367,170
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	11,433,180

8,530	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,567,447

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	501,585

65	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/08 at 103.00	Baa3	64,095

2,500	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	2,528,225

1,275	Trumbull County, Ohio, Sewerage Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	1,309,884

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	11,604,770
18,400	6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	18,140,192

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27	7/17 at 102.00	N/R	4,939,500
239,795	Total Ohio			236,148,328
	Oklahoma – 1.8%

700	Haskell County Public Finance Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 5.250%, 4/01/31 – RAAI Insured	4/16 at 100.00	Aa3	711,634

	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
2,780	5.500%, 9/01/25	9/16 at 100.00	BBB	2,843,189
5,210	5.375%, 9/01/29	9/16 at 100.00	BBB	5,231,413
6,710	5.375%, 9/01/36	9/16 at 100.00	BBB	6,680,208

6,800	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	6,826,044

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB	1,915,440

	Oklahoma Development Finance Authority, Revenue Refunding Bonds, Hillcrest Healthcare System, Series 1999A:
815	5.750%, 8/15/13 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	854,650
1,000	5.750%, 8/15/15 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	1,048,650
6,020	5.625%, 8/15/29 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	6,299,930

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	2,129,813
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	3,544,779

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
610	5.000%, 5/15/18	5/14 at 100.00	BBB+	620,016
450	5.000%, 5/15/19	5/14 at 100.00	BBB+	455,369

755	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	12/07 at 100.00	B	755,868

16,685	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/07 at 100.00	B	16,687,002

25	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	25,013

260	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	259,191

27,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa1	29,864,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
$1,985	6.000%, 5/01/25	5/16 at 103.00	N/R		$2,024,660
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R		3,676,145
89,095	Total Oklahoma				92,453,174
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R		2,997,420

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/08 at 100.00	N/R		411,890
130	5.000%, 10/01/21	1/08 at 100.00	N/R		105,736
735	5.350%, 10/01/31	4/08 at 100.00	N/R		594,402

4,205	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (6)	2/08 at 100.00	B		4,204,537

2,710	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/07 at 102.00	B2		2,543,579

500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/08 at 100.00	B		500,170

3,965	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R		3,722,302
15,745	Total Oregon				15,080,036
	Pennsylvania – 2.7%

2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3		2,458,404

2,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.000%, 4/01/25	4/15 at 100.00	Baa2		2,264,903

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
3,250	9.250%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		3,838,575
5,185	9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		6,124,004

6,250	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	Baa3		6,473,375

3,625	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	No Opt. Call	N/R		3,670,603

8,750	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB+		8,798,213

5,200	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R		5,112,432

2,635	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		2,735,736

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	10/08 at 102.00	BB+		24,851

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,875	5.125%, 10/15/15	No Opt. Call	N/R		2,846,279
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R		4,790,794
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R		11,966,119

1,500	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R	(5)	1,732,005

110	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/08 at 102.00	BB+		112,410

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
$4,475	5.875%, 7/01/31	7/16 at 100.00	N/R	$4,471,733
2,455	5.900%, 7/01/40	7/16 at 100.00	N/R	2,437,177

10,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Series 2007, Drivers 1829, 5.845%, 5/01/37 (IF)	5/17 at 100.00	AA	7,450,000

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	471,855

2,380	Montgomery County Higher Education and Health Authority, Pennsylvania, Catholic Health East Revenue Bonds, Puttable Floating Option Tax-Exempt Receipts, Rites Series PA-1483A, 5.816%, 11/15/34 (IF)	11/17 at 100.00	A1	1,894,194

2,515	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	4/08 at 100.00	BB–	2,518,119

650	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	682,370

2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/09 at 102.00	N/R	2,046,960

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/08 at 102.00	N/R	763,125

	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2001A:
1,250	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2	1,340,100
12,000	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2	12,864,960

7,425	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2	7,960,194

3,300	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2	3,537,864

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	A	1,044,070

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
580	5.250%, 6/01/09	6/08 at 100.00	BB+	578,393
2,000	5.250%, 6/01/14	6/08 at 100.00	BB+	1,963,420
200	5.125%, 6/01/18	6/08 at 100.00	BB+	193,488

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
1,000	6.400%, 1/01/09 (Alternative Minimum Tax)	1/08 at 100.00	BB+	1,001,040
1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	1/08 at 100.00	BB+	1,010,790
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/08 at 100.00	B+	1,506,945

4,900	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Colver Project, Series 2005G, 5.125%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	4,866,190

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	1,013,610

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
350	5.250%, 1/01/27	1/17 at 100.00	BBB	348,509
2,090	5.375%, 1/01/32	1/17 at 100.00	BBB	2,062,015

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BBB–	5,436,315

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
$1,125	5.800%, 5/01/16	No Opt. Call	BB+	$1,165,039
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,411,533
985	6.250%, 5/01/33	5/16 at 100.00	BB+	1,008,778

2,450	Saint Mary’s Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East Issue F, Puttable Floating Option Tax-Exempt Receipts, Rites PA-1483B, 5.818%, 11/15/34 (IF)	11/17 at 100.00	A1	1,897,427

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	985,170
139,285	Total Pennsylvania			138,880,086
	Puerto Rico – 0.1%

135	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	135,682

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/07 at 101.00	CCC+	279,989

60,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005B, 0.000%, 5/15/55	5/15 at 7.38	N/R	2,107,800

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	30,053
60,445	Total Puerto Rico			2,553,524
	Rhode Island – 0.3%

	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005:
1,180	6.750%, 1/15/13	No Opt. Call	N/R	1,239,059
10,500	7.250%, 7/15/35	7/15 at 103.00	N/R	11,526,165

2,880	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006A-1, Residuals 1591, 6.736%, 10/01/43 – FGIC Insured (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA	2,283,408

1,500	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,599,600
16,060	Total Rhode Island			16,648,232
	South Carolina – 1.6%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (WI/DD, Settling 11/19/07)	11/17 at 100.00	N/R	5,229,000

17,526	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (WI/DD, Settling 11/19/07)	No Opt. Call	N/R	17,526,000

4,650	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	4,060,427

3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 0.000%, 5/01/20	5/16 at 101.00	N/R	3,046,468

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R	924,840
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,909,736

500	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	506,540

850	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	888,930

	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds Project:
8,600	4.500%, 12/01/31 – RAAI Insured (UB)	12/16 at 100.00	Aa3	7,811,208
5,000	4.500%, 12/01/31 – RAAI Insured (UB)	12/16 at 100.00	Aa3	4,541,400

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

	South Carolina Jobs and Economic Development Authority, Revenue Bonds, Wesley Commons, Series 2006:
$2,500	5.125%, 10/01/26	10/16 at 100.00	N/R		$2,263,625
1,500	5.300%, 10/01/36	10/16 at 100.00	N/R		1,335,030

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R		1,046,188
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R		946,320

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+		74,156
765	6.250%, 8/01/31	8/13 at 100.00	BBB+		808,880

	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
20	6.000%, 8/01/20 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	22,400
15	6.000%, 8/01/20 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	16,775
1,780	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	2,073,184
220	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	255,864
25	7.000%, 8/01/30 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	29,229
230	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	262,037
35	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(5)	39,817

4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	AA		3,875,279

	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
2,325	6.000%, 5/15/22	5/11 at 101.00	BBB		2,389,937
9,170	6.375%, 5/15/28	5/11 at 101.00	BBB		9,430,795
9,905	6.375%, 5/15/30	No Opt. Call	BBB		10,168,374

555	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	1/08 at 100.00	B		534,537
85,435	Total South Carolina				83,016,976
	South Dakota – 0.1%

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	No Opt. Call	A–		981,490

3,335	South Dakota Health and Educational Facilities Authority, Revenue Refunding Bonds, Sanford Health, Series 2007, Rites PA 1487, 7.309%, 11/01/40 (IF)	5/17 at 100.00	AA		3,359,012
4,335	Total South Dakota				4,340,502
	Tennessee – 1.6%

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002:
3,550	6.375%, 4/15/22	4/12 at 101.00	Ba2		3,623,414
20,160	6.500%, 4/15/31	4/12 at 101.00	Ba2		20,552,112

13,955	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	3/08 at 100.00	B–		13,842,104

3,550	McMinn County Industrial Development Board, Tennessee, Pollution Control Facilities Revenue Bonds, Bowater Inc. – Calhoun Newsprint Company Project, Series 1991, 7.625%, 3/01/16 (Alternative Minimum Tax)	3/08 at 100.00	B1		3,567,040

500	McMinn County Industrial Development Board, Tennessee, Solid Waste Recycling Facilities Revenue Bonds, Bowater Inc. – Calhoun Newsprint Company Project, Series 1992, 7.400%, 12/01/22 (Alternative Minimum Tax)	12/07 at 100.00	B1		504,130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
$1,500	5.500%, 11/01/37	11/17 at 100.00	N/R	$1,517,835
23,000	5.500%, 11/01/46	11/17 at 100.00	N/R	23,075,440

12,685	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	12,384,366
78,900	Total Tennessee			79,066,441
	Texas – 7.2%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,621,770

775	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 1991, 7.000%, 12/01/11 (Alternative Minimum Tax)	No Opt. Call	CCC+	800,389

32,750	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	29,195,315

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	3/08 at 100.00	Baa3	105,539

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:
5,000	5.750%, 1/01/24	1/17 at 100.00	BB	4,960,600
6,960	5.750%, 1/01/34	1/17 at 100.00	BB	6,840,149
9,060	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	9,250,169

11,520	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/08 at 102.00	B3	11,245,018

2,490	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1	2,557,205

2,055	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	Caa1	2,059,747

3,075	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	Caa1	2,970,942

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	Caa1	958,703

530	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	569,241

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	Caa1	4,555,670

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	1,676,620

28,085	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1	27,752,474

2,675	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1	2,738,184

295	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	4/09 at 101.00	BBB–	295,652

500	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 7.750%, 12/01/18	12/08 at 102.00	BBB–	517,130

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	A	6,274,364

2,280	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2005, 4.800%, 3/01/25	3/15 at 100.00	BBB	2,154,828

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$4,730	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	11/07 at 100.00	CCC+		$4,686,437

13,770	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+		13,841,604

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC		2,809,920

8,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+		7,575,563

95	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Refunding Bonds, American Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Mandatory put 11/01/07) (Alternative Minimum Tax)	No Opt. Call	CCC+		94,969

1,250	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2006A, 5.125%, 8/15/36 – ACA Insured	8/16 at 100.00	A		1,211,500

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R		382,178
895	7.000%, 2/15/24	2/13 at 100.00	N/R		925,734
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R		1,124,950

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,070	7.000%, 9/01/25	9/14 at 100.00	N/R		3,255,551
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R		16,580,025

3,410	Fort Worth Higher Education Finance Corporation, Texas, Higher Education Revenue Bonds, Texas Wesleyan University, Series 1997A, 6.000%, 10/01/16	10/12 at 100.00	Ba2		3,411,228

615	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BBB–		672,515

2,130	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Baa3		2,360,317

540	Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 6.100%, 8/01/24 (Alternative Minimum Tax)	8/12 at 100.00	BBB		557,993

	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C:
4,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB		3,897,680
8,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB		7,795,360

50	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)	4/08 at 102.00	BBB		50,093

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R		3,424,542

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R		634,108

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R		8,226,896

	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A:
250	7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	N/R	(5)	297,183
1,760	7.125%, 2/15/34 (Pre-refunded 2/15/14)	2/14 at 101.00	N/R	(5)	2,103,288

1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–		1,168,551

2,560	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–		2,412,493

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
$11,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B–		$11,928,499
1,100	7.375%, 7/01/22 (Alternative Minimum Tax)	7/11 at 101.00	B–		1,163,976
14,135	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B–		14,655,309

2,360	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/08 at 100.00	B–		2,359,882

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B:
825	6.125%, 7/15/17 (Alternative Minimum Tax)	1/08 at 100.00	B–		824,992
2,970	6.125%, 7/15/27 (Alternative Minimum Tax)	1/08 at 100.00	B–		2,941,844

5,750	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–		5,684,048

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R		4,319,734

320	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R		320,669

5,475	Matagorda County, Texas, Navigation District 1, Central Power and Light Company, Series 2007, Residuals 1672, 5.666%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	AAA		4,579,235

4,670	Matagorda County, Texas, Navigation District 1, Central Power and Light Company, Series 2007, Residuals 1673, 6.051%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	AAA		3,876,614

2,610	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/09 at 101.00	BBB–		2,655,466

1,500	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29	4/08 at 102.00	BBB–		1,547,805

2,500	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)	4/12 at 100.00	B+		2,464,150

1,000	Orchard Higher Education Finance Corporation, Texas, Charter School Revenue Bonds, NYOS Charter School, Series 2006A, 5.000%, 2/15/31 – ACA Insured	2/14 at 100.00	A		964,590

	Orchard Higher Educational Finance Corporation, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2005A:
1,135	5.250%, 2/15/24 – ACA Insured	2/14 at 100.00	A		1,154,658
2,120	5.000%, 2/15/32 – ACA Insured	2/14 at 100.00	A		2,042,196

10	Parker County Hospital District, Texas, Hospital Revenue Bonds, Campbell Health System, Series 1999, 5.700%, 8/15/08 (ETM)	No Opt. Call	BB–	(5)	10,169

395	Parker County Hospital District, Texas, Hospital Revenue Bonds, Campbell Health System, Series 1999, 6.250%, 8/15/19 (Pre-refunded 8/15/09)	8/09 at 102.00	BB–	(5)	421,113

410	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	Caa1		412,727

14,420	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1		14,264,841

115	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	Caa1		113,310

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	Caa1		1,220,225

3,875	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	Caa1		3,908,131

5,755	Sea Breeze Public Facility Corporation, Texas, Multifamily Housing Revenue Bonds, Sea Breeze Senior Apartments, Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)	1/21 at 100.00	N/R		5,623,498

5,825	Texas Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative Minimum Tax)	7/21 at 100.00	N/R		5,852,960

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 5.265%, 12/15/26	1/08 at 100.00	N/R	$9,300,000

10,000	Texas Municipal Gas Acquisition and Supply Corporation II, Gas Supply Revenue Bonds, Series 2007, 5.113%, 9/15/27 (IF)	1/08 at 100.00	AA–	8,500,000

8,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	BB+	7,668,138

3,750	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB	4,029,488

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,949,448

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	Caa1	535,449

7,750	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	7,409,233

9,280	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+	8,947,962

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – MBIA Insured (UB)	8/16 at 100.00	AAA	14,178,750
377,055	Total Texas			368,429,496
	Utah – 0.5%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/08 at 101.00	N/R	730,733

2,800	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,996,644

4,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	N/R	4,623,645

5,000	Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)	2/08 at 100.00	BB–	5,035,600

	Salt Lake County, Utah, College Revenue Bonds, Westminster College, Series 2005:
1,425	5.000%, 10/01/25	10/15 at 100.00	BBB	1,417,433
2,025	5.125%, 10/01/28	10/15 at 100.00	BBB	2,015,138
2,245	5.125%, 10/01/30	10/15 at 100.00	BBB	2,218,060

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,495	5.550%, 11/15/21	11/16 at 100.00	N/R	1,479,886
945	5.550%, 11/15/26	11/16 at 100.00	N/R	911,311
4,095	5.700%, 11/15/36	11/16 at 100.00	N/R	3,937,220

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,738,188

10	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)	7/09 at 101.50	Aa2	10,226

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37 (WI/DD, Settling 11/01/07)	7/15 at 102.00	N/R	676,404
27,740	Total Utah			27,790,488
	Virgin Islands – 0.1%

1,800	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	1,680,444

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	1,042,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islandsa (continued)

$625	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	$664,106
3,425	Total Virgin Islands			3,387,520
	Virginia – 2.8%

1,750	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/24	1/17 at 100.00	N/R	1,700,738

9,435	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (6)	2/08 at 102.00	B2	8,824,084

840	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	850,256

650	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	652,847

709	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	717,047

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	3,578,289

2,226	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,334,740

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
4,750	5.375%, 12/01/28	12/15 at 100.00	N/R	4,578,668
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	11,798,040

240	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/07 at 100.00	B	232,704

7,405	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax) (6)	12/08 at 101.00	B2	7,077,699

500	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	500,140

3,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	3/08 at 100.00	BB–	3,062,946

22,055	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series 2005, 5.250%, 6/01/15	No Opt. Call	B–	21,781,518

	James City County Economic Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Williamsburg Landing Inc., Series 2005A:
750	5.350%, 9/01/26	9/15 at 100.00	N/R	740,310
750	5.500%, 9/01/34	9/15 at 100.00	N/R	738,563

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	7/10 at 102.00	N/R	25,254
40	6.350%, 7/01/12	7/10 at 102.00	N/R	40,648
110	6.550%, 7/01/14	7/10 at 102.00	N/R	112,576
45	6.625%, 7/01/15	7/10 at 102.00	N/R	46,171
560	6.875%, 7/01/20	7/10 at 102.00	N/R	577,903
715	7.000%, 7/01/25	7/10 at 102.00	N/R	738,230
855	7.000%, 7/01/30	7/10 at 102.00	N/R	881,693

3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	3,265,860

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006B, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	4,225,025

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
$7,400	0.000%, 8/15/14 (Pre-refunded 8/15/08)	8/08 at 73.23	AAA		$5,270,724
650	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		409,747
1,200	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 28.38	AAA		331,260

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
2,975	0.000%, 8/15/12 (Pre-refunded 8/15/08)	8/08 at 82.10	AAA		2,375,686
3,100	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 68.82	AAA		2,075,202
25	0.000%, 8/15/18 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 57.58	AAA		14,002
4,770	0.000%, 8/15/19 (Pre-refunded 8/15/08)	8/08 at 54.38	AAA		2,523,092
75	0.000%, 8/15/20 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 51.06	AAA		37,250
50	0.000%, 8/15/21 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 48.20	AAA		23,442
15,300	0.000%, 8/15/23 (Pre-refunded 8/15/08)	8/08 at 42.95	AAA		6,391,881
1,750	0.000%, 8/15/29 (Pre-refunded 8/15/08)	8/08 at 30.08	AAA		512,033
24,000	0.000%, 8/15/33 (Pre-refunded 8/15/08)	8/08 at 23.55	AAA		5,497,680
10,000	0.000%, 8/15/35 (Pre-refunded 8/15/08)	8/08 at 20.95	AAA		2,037,200

	Pocahontas Parkway Association, Virginia, Subordinate Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
2,000	0.000%, 8/15/11 (Pre-refunded 8/15/08)	8/08 at 86.05	AAA		1,673,900
3,200	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 67.66	AAA		2,106,016
3,300	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 63.56	AAA		2,040,225
200	0.000%, 8/15/17 (Pre-refunded 8/15/08)	8/08 at 59.91	AAA		116,552
4,000	0.000%, 8/15/20 (Pre-refunded 8/15/08)	8/08 at 49.60	AAA		1,929,600
4,100	0.000%, 8/15/21 (Pre-refunded 8/15/08)	8/08 at 46.70	AAA		1,862,466
4,800	0.000%, 8/15/24 (Pre-refunded 8/15/08)	8/08 at 38.40	AAA		1,792,752
5,500	0.000%, 8/15/26 (Pre-refunded 8/15/08)	8/08 at 33.98	AAA		1,818,080
5,500	0.000%, 8/15/27 (Pre-refunded 8/15/08)	8/08 at 31.68	AAA		1,694,660
5,600	0.000%, 8/15/28 (Pre-refunded 8/15/08)	8/08 at 29.79	AAA		1,622,544
6,100	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 26.34	AAA		1,562,698
6,200	0.000%, 8/15/31 (Pre-refunded 8/15/08)	8/08 at 24.77	AAA		1,493,518

615	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(5)	704,138

7,580	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(5)	8,573,890

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R		708,202

3,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.375%, 11/01/32	11/15 at 100.00	N/R		2,933,430

994	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R		1,034,873

325	Virginia Small Business Financing Authority, Industrial Development Water Revenue Bonds, S.I.L. Clean Water, LLC Project, Series 1999, 7.250%, 11/01/09 (Alternative Minimum Tax)	No Opt. Call	N/R		102,375

1,000	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R		983,250
216,169	Total Virginia				141,334,317
	Washington – 0.6%

	Kitsap County, Washington, Consolidated Housing Authority, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,000	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R		1,933,620
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R		2,215,613

14,160	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R		14,772,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005:
$1,150	5.375%, 12/01/22	12/15 at 100.00	Baa2		$1,169,159
1,500	5.500%, 12/01/30	12/15 at 100.00	Baa2		1,514,040

2,300	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R		2,120,761

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R		7,619,408
31,130	Total Washington				31,345,021
	West Virginia – 0.0%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R		355,145
	Wisconsin – 3.1%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
7,070	6.125%, 6/01/27	6/12 at 100.00	BBB		7,311,440
1,000	7.000%, 6/01/28	6/12 at 100.00	BBB		1,061,020
7,075	6.375%, 6/01/32	6/12 at 100.00	BBB		7,263,406

4,170	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		3,997,820

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	563,701

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		295,067

1,245	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15	No Opt. Call	B2		1,216,401

295	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15	No Opt. Call	B2		285,524

	Onalaska Community Development Authority, Wisconsin, Senior Housing Revenue Bonds, Bethany Lutheran Homes Inc., Series 2007:
2,800	5.150%, 1/01/32	1/14 at 101.00	N/R		2,566,480
7,490	5.250%, 1/01/42	1/14 at 101.00	N/R		6,782,420

1,405	Wisconsin Health and Educational Facilities Authority, General Revenue Bonds, Carroll College Project, Series 2006, 5.000%, 10/01/26	10/16 at 100.00	BBB		1,390,542

1,040	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+		1,047,956

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/09 at 101.00	BBB+		91,263

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R		2,666,050

1,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	10/11 at 100.00	BBB		1,433,700

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,393,528

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.500%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R	(5)	2,864,300

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		5,680,631

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	BBB+		1,977,620

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
$1,155	5.000%, 4/01/13	No Opt. Call	N/R	$1,149,006
875	6.125%, 4/01/24	4/14 at 100.00	N/R	902,755
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R	1,012,560

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB	2,977,376

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–	2,635,500

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Fransciscan Healthcare System:
15,710	5.125%, 8/15/26 (UB)	8/16 at 100.00	A–	15,448,428
44,000	5.125%, 8/15/30 (UB)	8/16 at 100.00	A–	42,449,220
14,130	5.250%, 8/15/31 (UB)	8/16 at 100.00	A–	13,819,140
15,000	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	14,651,025

11,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare, 5.125%, 8/15/33 (UB)	8/16 at 100.00	A–	10,624,809
160,140	Total Wisconsin			156,558,688
	Wyoming – 0.4%

20,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB	20,878,840
$5,765,700	Total Investments (cost $5,493,196,419) – 106.0%			5,407,901,746

	Floating Rate Obligations – (5.7)%			(289,295,000)

	Other Assets Less Liabilities – (0.3)%			(19,080,994)

	Net Assets – 100%			$5,099,525,752

Futures Contracts outstanding at October 31, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at October 31, 2007	Unrealized Appreciation (Depreciation)
U.S Treasury Bond	Short	(1,258)	12/07	$(141,642,938)	$(2,834,014)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(7)	Principal Amount for investment rounds to less than $1,000.

(8)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.5%

$1,635	Alabama State Board of Education, Revenue Bonds, Jefferson State Community College, Series 2005, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 101.00	Aaa		$1,710,488

400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	3/08 at 101.00	AA		404,244

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aaa		2,132,900

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	Aaa		5,345,850
9,035	Total Alabama				9,593,482
	Alaska – 1.7%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA		3,221,912

590	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 (Pre-refunded 9/01/09) – AMBAC Insured	9/09 at 101.00	Aaa		622,285

2,610	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/09 at 101.00	AAA		2,736,872
6,415	Total Alaska				6,581,069
	Arizona – 0.6%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,351,034
	Arkansas – 0.8%

2,000	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – FSA Insured	11/15 at 100.00	AAA		2,079,500

1,185	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/30 – AMBAC Insured	12/13 at 100.00	Aaa		1,218,085
3,185	Total Arkansas				3,297,585
	California – 10.0%

5,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		5,988,565

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	Aa3		2,205,160

3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 8.295%, 11/15/46 (IF)	11/16 at 100.00	Aa3		3,176,280

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A		1,466,465
1,490	5.500%, 6/01/19	12/13 at 100.00	A		1,613,000

1,000	California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26	4/14 at 100.00	A+		1,050,710

3,000	California, General Obligation Bonds, Series 2005, 5.000%, 3/01/32	3/16 at 100.00	A+		3,046,800

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	AAA		4,273,120

3,500	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 – MBIA Insured (5)	No Opt. Call	AAA		4,157,405

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	AAA		6,107,700

6,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB		4,337,257

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R		1,680,927
43,320	Total California				39,103,389

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 1.0%

$1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – XLCA Insured	9/15 at 100.00	AAA	$1,289,311

655	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/10 at 105.00	AA	680,899

1,850	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aaa	2,058,532
3,735	Total Colorado			4,028,742
	Connecticut – 1.6%

	Bridgeport, Connecticut, General Obligation Bonds, Series ROL-II-R-45:
2,360	10.538%, 7/15/16 (Pre-refunded 7/15/10) – FGIC Insured (IF)	7/10 at 101.00	AAA	2,905,726
2,600	10.497%, 7/15/17 (Pre-refunded 7/15/10) – FGIC Insured (IF)	7/10 at 101.00	AAA	3,201,224
4,960	Total Connecticut			6,106,950
	District of Columbia – 1.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	AAA	4,688,577
	Florida – 3.3%

1,200	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA	1,284,984

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	3,585,290

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	Aaa	1,664,784

1,115	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 (Pre-refunded 11/01/10) – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	Aaa	1,175,901

1,765	Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia Island Properties Inc., Series 1993A, 9.750%, 1/01/23	1/08 at 100.00	N/R	1,770,083

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	AAA	3,352,800
12,190	Total Florida			12,833,842
	Georgia – 0.5%

2,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,865,700
	Illinois – 9.0%

1,000	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	993,280

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AAA	1,572,904
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AAA	1,779,161

2,870	Chicago, Illinois, Multifamily Housing Revenue Bonds, Claras Village, Series 2007A, 5.000%, 11/20/48 (Alternative Minimum Tax)	5/17 at 100.00	Aaa	2,778,131

5,000	DuPage and Will Counties Community School District 204 – Indian Prairie, Illinois, General Obligation Bonds, Series 2007A, 6.250%, 12/30/21 – FGIC Insured	No Opt. Call	AAA	6,076,699

1,480	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	1,466,058

3,320	Kane County, Illinois, Motor Fuel and Tax Alternative Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 – FGIC Insured	No Opt. Call	AAA	3,667,836

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	AA	1,289,459

3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	3,892,560

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AAA	5,380,317

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AAA	$1,799,383

4,075	Will County School District 88A, Richland, Illinois, General Obligation Bonds, Series 2005A, 5.250%, 1/01/24 – FSA Insured	1/15 at 100.00	Aaa	4,317,789
30,515	Total Illinois			35,013,577
	Indiana – 2.4%

1,425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	N/R	1,361,445

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	3,049,961

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,327,217

585	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	589,803

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA	1,198,973

1,805	Munster School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 2005, 5.250%, 7/15/24 – FSA Insured	1/16 at 100.00	AAA	1,923,029
8,880	Total Indiana			9,450,428
	Kansas – 1.6%

2,540	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	2,571,191

3,435	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	3,617,948
5,975	Total Kansas			6,189,139
	Kentucky – 1.1%

2,105	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	2,220,312

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/08 at 102.00	BB–	2,007,240
4,105	Total Kentucky			4,227,552
	Louisiana – 3.9%

370	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	378,954

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – MBIA Insured	12/12 at 100.00	AAA	2,679,606

3,550	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (5)	No Opt. Call	AAA	4,180,480

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A3	3,023,850

4,750	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/11 at 101.00	BBB	4,746,818
14,195	Total Louisiana			15,009,708

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.9%

$2,000	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	12/07 at 101.00	A–	$2,043,160

5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA	5,262,300
7,000	Total Maryland			7,305,460
	Massachusetts – 2.9%

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB	3,067,290

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – MBIA Insured	8/12 at 100.00	AAA	5,398,750

2,480	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/18	No Opt. Call	AA	2,795,828
10,480	Total Massachusetts			11,261,868
	Michigan – 3.5%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AAA	2,897,461

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AAA	1,031,870

2,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.250%, 8/15/23	8/08 at 101.00	BB–	1,928,100

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/08 at 100.00	BB–	3,001,050

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	A3	2,053,660

2,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – XLCA Insured (Alternative Minimum Tax)	12/12 at 100.00	AAA	2,578,950
13,255	Total Michigan			13,491,091
	Minnesota – 0.3%

60	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+	60,241

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	1,159,758
1,140	Total Minnesota			1,219,999
	Mississippi – 0.4%

1,310	Mississippi Development Bank, Special Obligation Bonds, Capital Projects and Equipment Program, Series 2003A, 5.625%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA	1,406,626
	Missouri – 1.0%

2,060	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/29 – XLCA Insured	No Opt. Call	AAA	2,332,847

1,615	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)	3/14 at 100.00	AAA	1,690,986
3,675	Total Missouri			4,023,833
	New Hampshire – 3.2%

5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – MBIA Insured	5/12 at 101.00	AAA	5,887,915

4,315	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	4,556,467

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,980	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	$2,130,658
11,795	Total New Hampshire			12,575,040
	New Jersey – 5.2%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aaa	1,557,131

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,929,879

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA	3,354,600

1,500	New Jersey, General Obligation Bonds, Series 2005L, 5.250%, 7/15/19 – AMBAC Insured	No Opt. Call	AAA	1,664,175

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA	2,181,500

1,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,287,360

2,680	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	2,235,978
18,715	Total New Jersey			20,210,623
	New York – 9.9%

1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA	1,103,100

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	4,120,880

6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2000C, 5.875%, 11/01/17 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA	6,410,400

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319:
660	10.063%, 11/01/16 (Pre-refunded 5/01/10) (IF)	5/10 at 101.00	AAA	795,353
40	10.063%, 11/01/16 (Pre-refunded 5/01/10) (IF)	5/10 at 101.00	AAA	48,203

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,444,700

3,500	New York City, New York, General Obligation Bonds, Fiscal Series 2004A, 5.500%, 8/01/20	8/13 at 100.00	AA	3,785,740

15	New York City, New York, General Obligation Bonds, Series 1991B, 7.500%, 2/01/09	2/08 at 100.00	AA	15,048

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	3,719,555

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,366,698

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	5,716,200

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	4/08 at 101.00	N/R	5,031,900
35,840	Total New York			38,557,777
	North Carolina – 0.5%

1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	AAA	2,116,764
	Ohio – 1.1%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,559,063

2,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BBB	1,613,128
4,635	Total Ohio			4,172,191

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 1.3%

$1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – XLCA Insured	11/14 at 100.00	AAA	$1,900,526

3,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	2,990,670
4,730	Total Oklahoma			4,891,196
	Oregon – 0.5%

2,250	Oregon State, General Obligation Bonds, Series 2006-87B, 4.700%, 12/01/41 (Alternative Minimum Tax)	6/16 at 100.00	AA	2,127,353
	Pennsylvania – 2.3%

1,100	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) – MBIA Insured	11/10 at 102.00	AAA	1,215,641

	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, DRIVERS Series 144, Inverse Floaters:
1,667	9.593%,1/01/13 – FSA Insured (IF)	1/10 at 100.00	AAA	1,891,598
4,268	9.593%,1/01/15 – FSA Insured (IF)	1/10 at 100.00	AAA	4,842,491

345	Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue Refunding Bonds, Delaware Valley Medical Center, Series 1992, 7.000%, 8/01/22	2/08 at 100.00	AAA	347,087

550	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	545,512
7,930	Total Pennsylvania			8,842,329
	Puerto Rico – 2.2%

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	1,046,910

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 – XLCA Insured	No Opt. Call	AAA	4,444,120

3,000	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA	3,128,370
8,000	Total Puerto Rico			8,619,400
	South Carolina – 3.3%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	229,622

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,557,225
3,250	5.500%, 10/01/31	10/11 at 100.00	A	3,307,005

1,000	Newberry County, South Carolina, Special Source Revenue Bonds, Newberry County Memorial Hospital, Series 2005, 5.250%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	1,011,770

500	South Carolina Education Assistance Authority, Guaranteed Student Loan Revenue Refunding Bonds, Series 1994, 6.300%, 9/01/08 (Alternative Minimum Tax)	3/08 at 100.00	A	500,765

75	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)	11/07 at 101.00	Aa2	75,836

5,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aaa	5,335,400
12,525	Total South Carolina			13,017,623
	South Dakota – 1.5%

5,880	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	6/08 at 102.00	A2	6,030,527
	Tennessee – 4.3%

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2	2,485,356

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

$8,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		$8,517,909

5,400	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(4)	5,667,354
15,950	Total Tennessee				16,670,619
	Texas – 7.1%

3,115	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/23 – FGIC Insured	1/15 at 100.00	AAA		3,229,601

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AAA		1,239,611

	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000:
3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(4)	3,540,453
3,000	6.375%, 10/01/29 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(4)	3,268,110

5,250	Harlingen Independent School District, Cameron County, Texas, Unlimited Tax School Building Bonds, Series 1999, 5.500%, 8/15/26 (Pre-refunded 8/15/09)	8/09 at 100.00	AAA		5,437,163

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		3,276,599

4,000	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(4)	4,403,720

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		3,204,160
25,975	Total Texas				27,599,417
	Virginia – 0.8%

3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3		3,127,080
	Washington – 2.7%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – MBIA Insured	9/12 at 100.00	AAA		189,333

5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		5,248,250

4,985	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB		5,232,555
10,160	Total Washington				10,670,138
	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R		496,970
	Wisconsin – 6.1%

2,390	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27	6/12 at 100.00	BBB		2,471,619

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–		3,656,905

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AAA		2,878,625

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Fransciscan Healthcare System:
780	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–		779,095
11,100	5.125%, 8/15/33 (UB)	8/13 at 100.00	A–		10,624,809

2,935	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Driver Series 2053, 8.368%, 3/01/36 (Alternative Minimum Tax) (IF)	9/14 at 100.00	AA		3,350,890
23,465	Total Wisconsin				23,761,943

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.3%

$1,000	Wyoming Loan and Investment Board, Capital Facilities Revenue Bonds, Series 2005, 5.000%, 10/01/24	10/14 at 100.00	AA	$1,041,160
$385,985	Total Investments (cost $391,407,449) – 103.6%			403,577,801

	Floating Rate Obligations – (4.3)%			(16,910,000)

	Other Assets Less Liabilities – 0.7%			2,710,054

	Net Assets – 100%			$389,377,855

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formerly determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 4.6%

$10,000	Alabama Incentives Financing Authority, Special Obligation Bonds, Series 1999A, 6.000%, 10/01/29 – AMBAC Insured	10/09 at 102.00	AAA	$10,573,400

5,000	Houston County Health Care Authority, Alabama, Revenue Bonds, Series 2000, 6.125%, 10/01/25 (Pre-refunded 10/01/09) – AMBAC Insured	10/09 at 101.00	Aaa	5,291,200

9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 101.00	AAA	9,670,050

4,000	University of Alabama, Tuscaloosa, General Revenue Bonds, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/14 at 100.00	AAA	4,117,320

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – MBIA Insured	8/12 at 77.49	AAA	7,771,386
40,255	Total Alabama			37,423,356
	Arizona – 1.4%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	1,042,200

4,970	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	5,127,151

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AAA	5,096,040
11,970	Total Arizona			11,265,391
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – MBIA Insured	11/14 at 100.00	Aaa	2,079,560
	California – 17.3%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	AAA	1,369,656

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AAA	5,242,000

1,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA	1,037,370

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,016,810

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A2	1,012,190

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,289,199

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	AAA	5,125,800

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AAA	2,349,338

5,000	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32	8/13 at 100.00	A+	5,057,350

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AAA	4,633,650

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	AAA	1,433,447

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – XLCA Insured	3/16 at 100.00	AAA	1,565,138

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA	957,310

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA	6,237,180

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AAA	$5,253,587

5,470	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AAA	5,714,947

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AAA	8,438,240

2,355	Oakland, California, Sewerage Revenue Bonds, Series 2004A, 5.000%, 6/15/25 – FSA Insured	6/14 at 100.00	AAA	2,456,053

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	2/08 at 100.00	AAA	14,997,399

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	10,922,800

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AAA	2,091,125

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AAA	2,602,900

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA	10,273,700

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – MBIA Insured	9/14 at 100.00	AAA	1,543,170

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AAA	7,093,070

5,380	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, ROLS 11093Z-1, 7.075%, 1/15/31 – MBIA Insured (IF)	No Opt. Call	AAA	5,973,253

8,390	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/24 – MBIA Insured	No Opt. Call	AAA	3,977,028

8,300	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured (UB)	8/17 at 100.00	AAA	7,701,072

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AAA	3,610,977

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – MBIA Insured	10/12 at 100.00	AAA	5,177,650

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	AAA	2,044,020
142,475	Total California			141,197,429
	Colorado – 4.4%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	Aaa	5,249,811
5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	Aaa	5,203,900

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – XLCA Insured	9/15 at 100.00	AAA	2,247,471

10,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24 (Pre-refunded 5/15/09) – FSA Insured	5/09 at 101.00	AAA	10,434,200

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 (WI/DD, Settling 11/08/07) – MBIA Insured	No Opt. Call	AAA	4,764,900

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 65.63	AAA	2,218,200

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,107,001

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – MBIA Insured	12/14 at 100.00	Aaa	$2,915,839

1,650	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AAA	1,720,208
46,450	Total Colorado			35,861,530
	Connecticut – 0.4%

3,250	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AAA	3,419,813
	Florida – 3.1%

1,205	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	1,254,092

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	4,037,210

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,353,451

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	3,603,600
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	6,551,994

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
945	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	967,510
2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,559,885
24,415	Total Florida			25,327,742
	Georgia – 3.3%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AAA	2,080,120

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – MBIA Insured	7/14 at 100.00	Aaa	5,315,229

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – MBIA Insured	5/14 at 100.00	AAA	1,340,138
2,490	5.250%, 5/01/23 – MBIA Insured	5/14 at 100.00	AAA	2,668,085
2,440	5.000%, 5/01/36 – MBIA Insured	5/14 at 100.00	AAA	2,510,174

	Marietta Development Authority, Georgia, First Mortgage Revenue Bonds, Life College Inc., Series 1995A:
3,020	5.950%, 9/01/19 – FSA Insured	3/08 at 100.00	AAA	3,025,496
6,180	6.250%, 9/01/25 – FSA Insured	3/08 at 100.00	AAA	6,191,680

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – XLCA Insured	7/13 at 100.00	Aaa	2,359,238

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – XLCA Insured	7/15 at 100.00	Aaa	1,033,690
25,585	Total Georgia			26,523,850
	Hawaii – 1.3%

10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/23 – FSA Insured (UB)	2/12 at 100.00	AAA	10,691,200
	Idaho – 0.3%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aaa	1,053,670
1,065	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aaa	1,120,572
2,065	Total Idaho			2,174,242

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 4.8%

$9,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA	$9,307,350

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AAA	3,056,154

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	3,171,750

2,930	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – MBIA Insured	12/07 at 100.00	AAA	2,936,475

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	AAA	2,035,073

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – MBIA Insured	11/10 at 101.00	AAA	6,940,570

4,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006, 5.000%, 1/01/26 – FSA Insured	7/16 at 100.00	AAA	4,187,280

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – MBIA Insured	12/10 at 100.00	AAA	2,837,193

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – MBIA Insured	No Opt. Call	AAA	4,274,757
40,980	Total Illinois			38,746,602
	Indiana – 5.6%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AAA	3,408,037
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AAA	9,193,152

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AAA	4,275,080

	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 1997B-2:
195	6.000%, 7/01/16 (Alternative Minimum Tax)	1/08 at 101.00	Aaa	195,554
1,115	6.125%, 1/01/27 (Alternative Minimum Tax)	1/08 at 101.00	Aaa	1,118,401

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – MBIA Insured	1/17 at 100.00	AAA	4,098,760

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	12,728,198
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	6,500,301

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AAA	3,206,310

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	AAA	1,080,395
43,110	Total Indiana			45,804,188
	Kansas – 0.9%

3,885	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – MBIA Insured	5/15 at 100.00	AAA	4,018,761

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA	3,212,672
6,950	Total Kansas			7,231,433
	Louisiana – 2.3%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – MBIA Insured	11/14 at 100.00	AAA	3,241,638

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,733,733

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$2,940	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	$3,080,267

10,000	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA	10,017,400
18,645	Total Louisiana			19,073,038
	Maine – 0.0%

180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	1/08 at 100.00	AAA	180,284
	Maryland – 0.4%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – XLCA Insured	9/16 at 100.00	AAA	1,119,825
1,750	5.250%, 9/01/28 – XLCA Insured	9/16 at 100.00	AAA	1,865,045
2,800	Total Maryland			2,984,870
	Massachusetts – 2.2%

9,095	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	9,370,669

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA	8,693,760
17,095	Total Massachusetts			18,064,429
	Michigan – 7.5%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	AAA	6,283,097

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – MBIA Insured	5/15 at 100.00	AAA	8,908,996

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – XLCA Insured	4/13 at 100.00	AAA	3,184,584

7,280	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/08 at 101.00	AAA	7,436,666

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A:
12,000	5.750%, 11/15/17 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA	12,634,800
13,675	6.125%, 11/15/26 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA	14,503,978

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	2,026,880

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	AAA	5,808,484
64,110	Total Michigan			60,787,485
	Minnesota – 1.7%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	2,261,069

1,670	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Series 2006, 5.000%, 11/15/36	5/16 at 100.00	AA	1,700,761

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aaa	10,197,934
13,495	Total Minnesota			14,159,764
	Mississippi – 1.0%

7,450	Walnut Grove Correctional Authority, Mississippi, Certificates of Participation, Department of Corrections, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) – AMBAC Insured	11/09 at 102.00	AAA	7,957,047

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 1.0%

$7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	$7,939,644
	Nevada – 1.0%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	AAA	3,841,956

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	AAA	2,082,520

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	AAA	2,238,936
7,725	Total Nevada			8,163,412
	New Jersey – 2.9%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – MBIA Insured	7/14 at 100.00	AAA	1,869,590
1,775	5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AAA	1,863,786

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,370,139

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	AAA	6,848,205
4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA	4,172,760

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	3,163,560
3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,461,821
22,515	Total New Jersey			23,749,861
	New York – 3.4%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AAA	1,959,317

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,742,706

60	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 – MBIA Insured (IF)	2/17 at 100.00	AAA	51,860

3,870	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A – MBIA Insured (UB)	2/17 at 100.00	AAA	3,694,960

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,758,332

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AAA	5,212,000

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AAA	135,915

2,535	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AAA	2,660,711

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,759,740
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,574,767
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,038,890

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/27 – XLCA Insured	6/15 at 101.00	AAA	2,095,580
26,915	Total New York			27,684,778
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	AAA	5,137,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 3.2%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$145	5.125%, 6/01/24	6/17 at 100.00	BBB	$139,969
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB	1,402,435
1,370	5.750%, 6/01/34	6/17 at 100.00	BBB	1,322,050
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB	3,053,260

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,072,880

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	AAA	2,591,350

8,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	Aaa	7,964,755

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,353,053

2,900	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aaa	3,125,707

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,882,430
26,220	Total Ohio			25,907,889
	Oklahoma – 0.9%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA–	1,005,460

2,890	Oklahoma State Industries Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 1999A, 5.750%, 8/15/29 – MBIA Insured	8/09 at 101.00	AAA	2,999,126

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	AAA	2,089,420

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	AAA	1,047,740
6,890	Total Oklahoma			7,141,746
	Oregon – 0.3%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,713,450
	Pennsylvania – 2.7%

550	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 6.750%, 2/01/24 (Pre-refunded 2/01/16) – MBIA Insured	2/16 at 100.00	AAA	665,027

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AAA	1,100,337

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA	5,167,796

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – MBIA Insured	9/15 at 100.00	AAA	2,609,140

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aaa	5,410,080

6,305	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – FSA Insured	6/13 at 100.00	AAA	6,759,212
20,515	Total Pennsylvania			21,711,592

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 1.8%

$1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	AAA	$1,339,250

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	930,922
2,550	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,866,430
3,000	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	3,387,180
3,440	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,892,291
2,250	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,551,950
13,330	Total Puerto Rico			14,968,023
	Rhode Island – 0.1%

1,000	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – MBIA Insured	1/08 at 100.00	AAA	1,046,350
	South Carolina – 1.6%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – MBIA Insured	8/14 at 100.00	AAA	2,219,617

10,350	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA	10,636,902
12,455	Total South Carolina			12,856,519
	Tennessee – 3.9%

3,335	Blount County Public Building Authority, Tennessee, Public Improvement Revenue Bonds, Series 2007B-12A, Municipal Trust Certificates Series 7051, 5.719%, 6/01/35 – XLCA Insured (IF)	6/19 at 100.00	Aaa	2,887,076

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	735,955
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	769,035
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+	1,622,432

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Apartments, Series 2000A:
1,190	5.850%, 7/01/20 – MBIA Insured	7/10 at 102.00	Aaa	1,222,582
5,155	5.950%, 7/01/31 – MBIA Insured	7/10 at 102.00	Aaa	5,387,800

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	2,099,300

16,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) – AMBAC Insured	11/09 at 101.00	AAA	16,931,037
30,755	Total Tennessee			31,655,217
	Texas – 8.9%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA	8,387,280
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA	3,990,272

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AAA	291,624

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – MBIA Insured	2/17 at 100.00	AAA	5,191,350

290	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	AAA	303,479

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – MBIA Insured	11/11 at 100.00	AAA	5,225,200
6,500	5.250%, 11/15/22 – MBIA Insured	11/11 at 100.00	AAA	6,792,760

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$6,800	5.250%, 11/15/30 – MBIA Insured	11/11 at 100.00	AAA	$7,108,856
2,500	5.375%, 11/15/41 – MBIA Insured	11/11 at 100.00	AAA	2,622,225

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – MBIA Insured	3/12 at 100.00	AAA	5,172,424

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AAA	1,259,437

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	AAA	13,255,999

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,935	5.500% 2/15/21 – FSA Insured (UB)	2/11 at 100.00	AAA	6,290,922
6,275	5.500% 2/15/22 – FSA Insured (UB)	2/11 at 100.00	AAA	6,651,312
76,630	Total Texas			72,543,140
	Utah – 0.9%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/07 at 100.00	AAA	5,007,650

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007, 0.000%, 6/15/29 – MBIA Insured	6/17 at 55.29	AAA	2,303,691
11,830	Total Utah			7,311,341
	Vermont – 0.0%

365	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA	369,044
	Virginia – 0.8%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA	6,200,782
	Washington – 7.5%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AAA	3,160,440

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	5,189,587

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA	3,159,242
1,135	6.350%, 9/01/18 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA	1,202,113

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – MBIA Insured (UB)	7/12 at 100.00	AAA	10,837,300

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	AAA	6,219,900

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	7,887,246

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	489,173

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	9,210,679

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	AAA	1,885,692

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AAA	1,066,530

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aaa	8,350,449

2,050	Washington State Higher Education Facilities Authority, Revenue Bonds, Gonzaga University, Series 2002, 5.050%, 4/01/22 (Pre-refunded 10/01/12) – MBIA Insured	10/12 at 100.00	AAA	2,189,933
57,520	Total Washington			60,848,284

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 1.2%

$2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AAA	$2,544,300

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	AAA	1,709,928

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AAA	5,355,501
8,650	Total Wisconsin			9,609,728
$867,450	Total Investments (cost $822,937,552) – 105.5%			858,511,354

	Floating Rate Obligations – (6.1)%			(49,695,000)

	Other Assets Less Liabilities – 0.6%			5,193,812

	Net Assets – 100%			$814,010,166

The Fund primarily invests in bonds that are either covered by Original Issue Insurance. Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	National – 0.1%

$3,500	GMAC Municipal Mortgage Trust, Series A1-1, 4.150%, 10/31/39 (Mandatory put 10/31/09) (Alternative Minimum Tax)	No Opt. Call	A3		$3,485,265
	Alabama – 3.1%

7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		7,767,583

3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%, 11/15/16	11/15 at 100.00	Baa1		3,124,620

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		771,660
820	5.000%, 11/15/15	No Opt. Call	A3		842,099
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,986,074

4,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/09 – MBIA Insured	No Opt. Call	AAA		4,087,960

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,100	5.000%, 1/01/09	No Opt. Call	A+		4,174,005
6,120	5.000%, 1/01/10	No Opt. Call	A+		6,315,473
4,000	5.250%, 1/01/11	No Opt. Call	A+		4,204,840
10,000	5.250%, 1/01/12	No Opt. Call	A+		10,642,600
7,000	5.250%, 1/01/13	No Opt. Call	A+		7,503,930
10,000	5.250%, 1/01/14	No Opt. Call	A+		10,809,900

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		9,873,363

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
430	5.000%, 12/01/08	No Opt. Call	BBB		433,569
790	5.000%, 12/01/09	No Opt. Call	BBB		801,905
500	5.000%, 12/01/10	No Opt. Call	BBB		510,060
1,645	5.000%, 12/01/14	No Opt. Call	BBB		1,682,029
72,800	Total Alabama				76,531,670
	Arizona – 1.4%

4,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.125%, 7/01/09 (ETM)	No Opt. Call	A	(4)	4,110,520

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A–		2,667,754
1,000	5.000%, 4/01/17	4/14 at 100.00	A–		1,027,560

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		6,552,480

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,877,693

4,000	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation Bonds, Series 2007B, 5.000%, 7/01/15 – FSA Insured	No Opt. Call	Aaa		4,323,360

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14	No Opt. Call	Baa1		2,814,747

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		11,708,730
34,245	Total Arizona				36,082,844
	Arkansas – 1.7%

500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.000%, 9/01/09	No Opt. Call	BBB		507,885

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas (continued)

$2,500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.625%, 9/01/28 (Pre-refunded 9/01/09)	9/09 at 100.00	BBB	(4)	$2,595,000

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA		7,254,536
6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA		6,913,151

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AAA		8,879,103
3,400	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AAA		3,459,296
2,280	3.950%, 9/01/15 – FGIC Insured	No Opt. Call	AAA		2,302,276

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 (WI/DD, Settling 11/20/07) – FGIC Insured	10/17 at 100.00	AAA		1,326,341
1,000	5.000%, 10/01/21 (WI/DD, Settling 11/20/07) – FGIC Insured	10/17 at 100.00	AAA		1,066,400

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	Aaa		610,748
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	Aaa		1,195,619
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	Aaa		1,249,938
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	Aaa		1,311,197

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	BBB		1,308,011
1,000	5.000%, 2/01/17	2/15 at 100.00	BBB		1,019,720
1,165	5.000%, 2/01/18	2/15 at 100.00	BBB		1,182,964
40,670	Total Arkansas				42,182,185
	California – 7.3%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
8,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		8,917,520
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		11,095,100

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	1/08 at 100.00	AAA		3,849,268

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A		8,789,880
3,940	5.500%, 6/01/17	12/13 at 100.00	A		4,279,904

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
2,070	5.250%, 7/01/11	No Opt. Call	BBB+		2,147,666
750	5.250%, 7/01/13	No Opt. Call	BBB+		784,110
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB+		1,202,568

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AAA		10,268,100

	California, Economic Recovery Revenue Bonds, Series 2004A:
15,000	5.250%, 7/01/12	No Opt. Call	AA+		16,077,000
20,000	5.250%, 7/01/13	No Opt. Call	AA+		21,639,600
7,500	5.250%, 7/01/14	No Opt. Call	AA+		8,178,525

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – MBIA Insured	2/13 at 100.00	AAA		11,705,360

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		19,713,060

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA		1,157,195

11,455	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB		10,697,023

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	AAA		5,676,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		$5,455,400

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/08 at 101.00	AAA		6,086,220

4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 101.00	Baa3	(4)	4,235,040

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		104,263

9,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		9,546,210

8,780	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003Q, 5.000%, 9/01/16 (Pre-refunded 9/01/11) – FSA Insured	9/11 at 101.00	AAA		9,356,056

740	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/08 at 100.00	Baa3		738,668
170,445	Total California				181,700,436
	Colorado – 2.3%

2,000	Aurora Centretech Metropolitan District, Arapahoe County, Colorado, General Obligation Refunding Bonds, Series 1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)	12/07 at 101.00	AA+		2,026,060

16,830	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		17,172,154

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,034,880
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,041,670

6,725	Colorado Health Facilities Authority, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB–		6,576,243

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AAA		10,615,700

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	AAA		3,170,460

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA		10,432,365

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – XLCA Insured	12/13 at 100.00	Aaa		6,217,885
56,245	Total Colorado				58,287,417
	District of Columbia – 2.1%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		334,692
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,487,607
3,500	5.800%, 5/15/13	5/11 at 101.00	BBB		3,674,230
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,906,019
9,845	6.250%, 5/15/24	5/11 at 101.00	BBB		10,201,980
2,920	6.500%, 5/15/33	No Opt. Call	BBB		3,037,238

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	4/09 at 160.00	AAA		11,299,472

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	AAA		12,249,587
49,005	Total District of Columbia				52,190,825

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 5.0%

$5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA		$5,209,300

25,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – MBIA Insured	No Opt. Call	AAA		26,873,500

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,372,500

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,189,096

200	Halifax Hospital Medical Center, Daytona Beach, Florida, Healthcare Facilities Revenue Bonds, Halifax Management System Inc., Series 1998A, 4.600%, 4/01/08 – ACA Insured	No Opt. Call	A		200,286

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AAA		7,693,715

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	AAA		5,523,100

45	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	1/08 at 101.00	BBB+		45,504

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,747,765

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA		5,167,050

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A2	(4)	6,430,915

55	Orange County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)	3/08 at 102.00	AAA		55,292

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,404,105

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured	No Opt. Call	AAA		8,329,061

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – MBIA Insured	9/16 at 100.00	Aaa		10,751,552

325	Sarasota Elderly Housing Corporation, Florida, First Mortgage Revenue Bonds, McCown Towers Annex Project, Series 1978, 7.500%, 7/01/09	1/08 at 102.00	N/R		333,457

20,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		20,331,600

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,339,782
117,970	Total Florida				124,997,580
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	AAA		10,198,000

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB		1,024,820
11,000	Total Georgia				11,222,820
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		462,290
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,314,092
1,750	Total Idaho				1,776,382

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 6.9%

$17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		$18,881,100

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	AAA		9,838,283

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/08 at 100.00	AA		7,012,874

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA		10,356,300

22,335	Chicago, Illinois, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15 – FGIC Insured	11/07 at 101.00	AAA		22,583,589

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AAA		21,301,000

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AAA		6,917,690

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		1,012,510

	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998:
500	5.500%, 9/01/09	9/08 at 101.00	A–		511,080
900	5.500%, 9/01/10	9/08 at 101.00	A–		919,503

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22	5/10 at 101.00	Baa2		9,657,833

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10	No Opt. Call	Baa2		606,603
905	5.250%, 5/15/11	No Opt. Call	Baa2		931,281
600	5.250%, 5/15/12	No Opt. Call	Baa2		619,398

1,480	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,539,259

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – MBIA Insured	11/08 at 101.00	AAA		1,027,580

8,000	Illinois Health Facilities Authority, Revenue Bonds, OSF Healthcare System, Series 1999, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 101.00	A	(4)	8,509,360

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	A	(4)	3,234,540

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – MBIA Insured	8/13 at 100.00	AAA		7,853,118

10,400	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA		11,238,552

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – MBIA Insured	6/12 at 101.00	AAA		24,822,980

2,604	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		2,623,504
162,864	Total Illinois				171,997,937
	Indiana – 0.8%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	A–		3,018,000

9,515	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	3/08 at 100.00	AAA		9,614,051

1,990	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/07 at 100.00	N/R	(4)	2,352,061

5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BBB		5,883,617
20,320	Total Indiana				20,867,729

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
$1,290	5.250%, 7/01/13	No Opt. Call	BBB–		$1,320,663
2,235	5.250%, 7/01/14	No Opt. Call	BBB–		2,287,165
4,460	5.250%, 7/01/15	No Opt. Call	BBB–		4,557,050
2,000	5.250%, 7/01/16	No Opt. Call	BBB–		2,036,780
820	5.000%, 7/01/19	7/16 at 100.00	BBB–		805,379

265	Iowa Housing Finance Authority, Single Family Mortgage Bonds, Series 1977A, 5.875%, 8/01/08	2/08 at 100.00	Aaa		267,202

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		53,244

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,657,358
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		96,631
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,283,048
14,880	Total Iowa				15,364,520
	Kansas – 0.1%

1,825	Wyandotte County – Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,841,224
	Kentucky – 0.9%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	521,120

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	AAA		22,416,615
21,170	Total Kentucky				22,937,735
	Louisiana – 3.0%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA		12,342,437
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	AAA		9,700,920
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	AAA		12,951,210

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		11,813,760

	Lousiana Public Facilties Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	A3		2,056,640
5,155	5.000%, 5/15/20	5/17 at 100.00	A3		5,223,201

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/08 at 102.00	AAA		5,198,907

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,416,824

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		12,954,662
70,645	Total Louisiana				74,658,561
	Maryland – 0.4%

1,355	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/08 at 101.00	Aa2		1,374,078

7,820	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2007A, 5.000%, 7/15/16	No Opt. Call	AA+		8,518,091
9,175	Total Maryland				9,892,169

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts – 6.3%

$8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		$8,724,452

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,675	5.000%, 10/01/17	No Opt. Call	BBB–		2,589,561
515	5.000%, 10/01/18	10/17 at 100.00	BBB–		493,236

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	7/08 at 101.00	A		812,480

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,535,550
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,868,216

8,350	Massachusetts State, General Obligation Bonds, Series 2007B, 5.000%, 11/01/16	No Opt. Call	AA		9,079,874

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		11,117,400

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(4)	13,333,000

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(4)	7,556,877

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		10,851,900

7,000	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/15	No Opt. Call	AA		7,832,160

29,740	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – FSA Insured (5)	No Opt. Call	AAA		33,438,761

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
10,000	5.000%, 12/15/11 – FSA Insured	No Opt. Call	Aaa		10,564,900
22,325	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa		23,790,413
12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		12,878,400
144,410	Total Massachusetts				156,467,180
	Michigan – 7.5%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,882,072

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	AAA		8,338,993

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – MBIA Insured	1/12 at 100.00	AAA		11,560,458

11,700	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) – FGIC Insured	1/10 at 101.00	AAA		12,366,432

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,835,100

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,038,650

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BBB		1,134,875

3,370	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Aquinas College, Series 1998C, 5.125%, 5/01/16 – RAAI Insured	5/08 at 100.00	AA		3,380,481

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,080,200
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,649,067

	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A:
1,000	5.000%, 12/01/12 – AMBAC Insured	No Opt. Call	AAA		1,063,280
1,250	5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	AAA		1,337,963

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA		$9,351,907

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 1998I:
14,080	4.750%, 10/15/17	10/09 at 100.00	A+		14,342,874
3,850	4.750%, 10/15/21	10/09 at 100.00	A+		3,883,149

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I:
5,930	5.250%, 10/15/12 – FSA Insured	No Opt. Call	AAA		6,374,572
3,500	5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA		3,781,715

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
20,185	5.750%, 8/15/13	2/08 at 100.00	BB–		20,119,197
41,900	5.500%, 8/15/23	2/08 at 100.00	BB–		39,838,517

6,030	Michigan State Trunk Line, Fund Refunding Bonds, Series 1998A, 5.250%, 11/01/14	No Opt. Call	AA+		6,593,202

175	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08	No Opt. Call	BBB–		175,497

40	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08 (ETM)	No Opt. Call	N/R	(4)	40,316

5,700	Michigan, General Obligation Refunding Bonds, Series 2001, 5.500%, 12/01/14	No Opt. Call	AA–		6,325,404

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB–		1,091,718
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB–		1,302,147
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB–		1,367,014

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,528,447
181,795	Total Michigan				185,783,247
	Minnesota – 0.8%

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1		1,078,938
3,130	5.250%, 12/01/11	No Opt. Call	Baa1		3,236,013

805	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – MBIA Insured	2/08 at 100.00	AAA		814,902

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1		1,018,340

950	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Facility Revenue Bonds, Regions Hospital, Series 1998, 5.000%, 5/15/09	No Opt. Call	Baa1		960,840

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R		460,270

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R		226,352
375	5.000%, 2/01/13	No Opt. Call	N/R		376,519
400	5.000%, 2/01/14	No Opt. Call	N/R		399,968
300	5.000%, 2/01/15	No Opt. Call	N/R		297,462

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	Baa3		2,771,620

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+		2,870,023

5,000	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	A		5,269,150
19,065	Total Minnesota				19,780,397

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.8%

$8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/08 at 100.00	BBB–	$8,757,945

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A	10,316,030
18,800	Total Mississippi			19,073,975
	Missouri – 2.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,264,372
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	3,051,665

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,280,622
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,440,154
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,482,003

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,297,883

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:
270	5.375%, 11/15/09	11/08 at 102.00	N/R	267,840
3,650	5.800%, 11/15/17	11/08 at 102.00	N/R	3,637,554

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	AAA	14,070,045

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,667,816
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,738,862

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,347,055
49,375	Total Missouri			51,545,871
	Montana – 0.3%

6,665	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	12/07 at 101.00	BB+	6,697,059
	Nevada – 0.2%

1,920	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/07 at 103.00	N/R	1,946,208

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	A	3,270,780
4,920	Total Nevada			5,216,988
	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	414,769
430	5.000%, 7/01/15	No Opt. Call	BBB+	440,002
445	5.000%, 7/01/16	No Opt. Call	BBB+	453,909

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3	427,002
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	1,007,860

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,204,300
12,695	Total New Hampshire			12,947,842

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey – 5.4%

$1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB		$1,155,990

1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB		1,049,850

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,760	5.375%, 6/15/15	No Opt. Call	BBB		8,170,582
2,270	5.625%, 6/15/19	6/10 at 100.00	BBB		2,307,387

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11	No Opt. Call	Baa1		1,667,332
3,145	5.500%, 7/01/12	No Opt. Call	Baa1		3,271,146

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		404,160

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AAA		34,298,109
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AAA		8,751,701

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,835,609

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,885
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,885
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,395,820
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,441,397
1,680	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,802,304

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
25,160	4.500%, 6/01/23	6/17 at 100.00	BBB		23,510,762
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		22,568,500
131,345	Total New Jersey				133,842,419
	New Mexico – 0.3%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA	– (4)	8,180,868
	New York – 11.2%

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,228,669
1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,103,968

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,044,265

755	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 1997B, 5.500%, 8/15/17	2/09 at 100.00	AA–		770,092

16,500	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		17,488,350

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – MBIA Insured	10/12 at 100.00	AAA		8,846,242

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AAA		7,991,034

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		13,571,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$17,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		$18,081,200

16,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	AAA		17,481,207

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		10,901,285

8,180	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/08 at 101.00	AA		8,368,713

7,080	New York City, New York, General Obligation Bonds, Fiscal Series 2004A, 5.000%, 8/01/12	No Opt. Call	AA		7,490,428

10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/11	No Opt. Call	AA		10,578,800

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		6,199,520

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		5,367,550

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		22,584,340

2,325	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		2,328,836

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		16,074,723

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,069,900
40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		42,181,197

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,817,950
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,641,500

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		1,074,230

11,525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.250%, 11/15/14	No Opt. Call	Aa2		12,621,489
261,840	Total New York				278,906,738
	North Carolina – 2.2%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	1/09 at 102.00	Baa1		2,586,050

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	Baa1		21,175,400
11,000	5.125%, 1/01/23	1/13 at 100.00	Baa1		11,236,830

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–		2,070,680

500	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006B, 4.200%, 7/01/10	7/08 at 100.00	N/R		500,480

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A3		7,451,710
10,000	5.250%, 1/01/18 – MBIA Insured	1/13 at 100.00	AAA		10,628,100

405	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	12/07 at 100.00	N/R	(4)	406,405
53,405	Total North Carolina				56,055,655

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio – 2.8%

$3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	A–		$4,066,135

43,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		41,797,487

1,000	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1988C, 6.050%, 10/01/09	No Opt. Call	AAA		1,045,910

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,038,714

11,890	Ohio State, General Obligation Bonds, Series 2007, 5.000%, 6/15/15	No Opt. Call	AA+		12,856,300

6,140	Ohio, State Appropriation Lease Bonds, Higher Education Capital Facilities, Series 2002A-II, 5.375%, 12/01/12	No Opt. Call	AA		6,649,374

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		764,731
805	5.000%, 11/15/16	No Opt. Call	A–		836,427
69,770	Total Ohio				70,055,078
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB		2,558,822

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AAA		8,928,839

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		124,980
700	5.250%, 5/15/13	No Opt. Call	BBB+		731,577
790	5.250%, 5/15/14	No Opt. Call	BBB+		827,557
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,095,066
13,530	Total Oklahoma				14,266,841
	Pennsylvania – 2.2%

4,560	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		4,734,329

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	BBB+		1,216,113

495	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Geneva College, Series 1998, 4.950%, 4/01/08 (ETM)	No Opt. Call	BBB–	(4)	497,886

15,675	Pennsylvania State, General Obligation Bonds, Series 2007A, 5.000%, 11/01/18	11/17 at 100.00	Aa2		16,952,513

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AAA		10,547,600

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		11,152,444

11,000	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 4.371%, 12/01/24	12/17 at 100.00	A		10,676,600
53,470	Total Pennsylvania				55,777,485
	Puerto Rico – 2.2%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA		4,580,394
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA		5,372,700

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	AAA		10,935,600

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – MBIA Insured	No Opt. Call	AAA		11,240,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

$10,000	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	AAA	$10,838,000

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA	11,732,820
50,200	Total Puerto Rico			54,700,314
	Rhode Island – 0.3%

7,895	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	8,111,402
	South Carolina – 0.9%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,398,080

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+	1,539,660
2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+	2,047,520

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	Aaa	7,446,600

5,700	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB	5,859,201
19,950	Total South Carolina			21,291,061
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
450	5.000%, 4/01/09	No Opt. Call	BBB+	455,103
760	5.000%, 4/01/17	4/13 at 100.00	BBB+	769,857
800	5.000%, 4/01/18	4/13 at 100.00	BBB+	807,712
840	5.000%, 4/01/19	4/13 at 100.00	BBB+	844,914
820	5.000%, 4/01/20	4/13 at 100.00	BBB+	823,633

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–	1,037,920

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–	4,144,680

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
275	4.500%, 9/01/10	No Opt. Call	A–	278,451
295	4.500%, 9/01/12	No Opt. Call	A–	299,012
300	4.550%, 9/01/14	No Opt. Call	A–	303,357
9,540	Total South Dakota			9,764,639
	Tennessee – 1.8%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	733,025
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	760,748

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,042,300

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
14,645	5.000%, 12/01/13 – MBIA Insured	No Opt. Call	AAA	15,720,236
10,000	5.000%, 12/01/15 – MBIA Insured	12/13 at 100.00	AAA	10,649,900

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB	517,915

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB	$2,057,420

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	N/R	7,413,945

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,407,350
42,360	Total Tennessee			44,302,839
	Texas – 6.9%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – MBIA Insured	5/13 at 100.00	AAA	9,357,216

8,210	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2007, 5.000%, 11/15/19 – FSA Insured	11/17 at 100.00	AAA	8,802,434

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA	6,032,880

15,845	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	17,133,991

3,000	Goose Creek Consolidated Independent School District, Harris County, Texas, General Obligation Refunding Bonds, Series 1993, 0.000%, 2/15/09	No Opt. Call	AAA	2,864,250

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
3,290	5.000%, 12/01/09	No Opt. Call	A+	3,366,591
1,475	5.250%, 12/01/10	No Opt. Call	A+	1,532,923
1,000	5.250%, 12/01/11	No Opt. Call	A+	1,048,350
1,150	5.250%, 12/01/12	No Opt. Call	A+	1,212,514
1,000	5.250%, 12/01/13	No Opt. Call	A+	1,058,840

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	2/08 at 100.00	AAA	7,606,620

12,555	Harris County Health Facilities Development Corporation, Texas, Revenue Bonds, Christus Health, Series 1999A, 5.625%, 7/01/12 (Pre-refunded 7/01/09) – MBIA Insured	7/09 at 101.00	AAA	13,102,147

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	6,616,140
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	5,937,986

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA	10,715,200

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA	10,680,700

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,624,555

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA	6,461,066

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	AAA	4,827,528

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	AAA	3,727,197

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2	8,991,734
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2	9,829,796

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		$5,355,950

5,000	Tarrant County, Texas, Cultural & Educational Facilities Financing Corporation, Revenue Bonds, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,182,000

500	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09	No Opt. Call	Baa3		508,995

2,560	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12 (WI/DD, Settling 11/05/07)	No Opt. Call	Baa3		2,612,736

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	BBB+		5,054,400
11,300	5.250%, 7/01/28	7/17 at 100.00	BBB+		11,380,117
163,785	Total Texas				172,624,856
	Virgin Islands – 0.0%

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09	7/08 at 101.00	N/R		1,010,330
	Virginia – 0.6%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3		2,499,094

5,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Government Center Properties, Series 2003, 5.000%, 5/15/14	No Opt. Call	AA+		5,377,400

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	10/09 at 101.00	A3		576,467

7,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,459,857
15,060	Total Virginia				15,912,818
	Washington – 2.9%

2,385	Chelan County Public Utility District 1, Washington, Rocky Reach Hydroelectric System Revenue Bonds, Series 1968, 5.125%, 7/01/23	1/08 at 100.00	AA		2,387,337

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	AAA		5,260,113

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,713,902

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	AAA		5,362,300

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,428,666

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,194,576

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AAA		9,634,161

7,805	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09	No Opt. Call	Aaa		8,242,392

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
5,000	5.250%, 6/01/09	No Opt. Call	BBB		5,092,850
320	5.500%, 6/01/12	No Opt. Call	BBB		334,115
6,325	6.500%, 6/01/26	6/13 at 100.00	BBB		6,639,100

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$5,555	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2007B, 5.000%, 7/01/15	No Opt. Call	Aa1		$5,996,400

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – MBIA Insured	No Opt. Call	AAA		14,142,480
67,160	Total Washington				72,428,392
	Wisconsin – 3.6%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,000	5.000%, 6/01/08	No Opt. Call	BBB		3,017,460
1,265	5.000%, 6/01/09	No Opt. Call	BBB		1,284,279
150	5.500%, 6/01/10	No Opt. Call	BBB		155,111
100	5.750%, 6/01/12	No Opt. Call	BBB		105,565
4,100	6.000%, 6/01/17	6/12 at 100.00	BBB		4,202,664

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	AAA		4,887,027

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College, Series 1998, 5.000%, 10/01/09	4/08 at 101.00	BBB		755,415

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,942,260

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,280,983
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,487,991

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aaa		7,897,658

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–		2,497,152
11,955	5.250%, 8/15/20	8/16 at 100.00	A–		12,143,291

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–		10,084,472

10,000	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27 (Alternative Minimum Tax)	9/08 at 101.50	AA		10,122,700

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,605,513

2,570	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	2,762,390

17,620	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – MBIA Insured	5/15 at 100.00	AAA		18,903,088
85,812	Total Wisconsin				89,135,019
$2,349,956	Total Investments (cost $2,421,509,889) – 99.1%				2,469,896,612

	Other Assets Less Liabilities – 0.9%				21,878,814

	Net Assets – 100%				$2,491,775,426

Forward Swaps outstanding at October 31, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$50,000,000	Receive	3-Month USD-LIBOR	5.054%	Semi-Annually	11/09/07	11/09/12	$(524,429)
JPMorgan	50,000,000	Receive	3-Month USD-LIBOR	5.751	Semi-Annually	6/04/08	6/04/13	(1,902,788)
								$(2,427,217)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment, with an aggregate market value of $3,099,888, has been pledged to collateralize the net payment obligations under forward swap contracts.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 2.3%

$3,815	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.500%, 12/01/12	12/11 at 101.00	A–	$3,998,425

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa1	3,721,621

1,775	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%, 6/01/09	No Opt. Call	Baa3	1,792,005

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,028,560
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,027,310

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	6/09 at 100.00	BBB	1,503,540

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB	1,005,510

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	BBB	947,413
745	5.000%, 12/01/12	No Opt. Call	BBB	763,603
570	5.000%, 12/01/13	No Opt. Call	BBB	583,629
15,960	Total Alabama			16,371,616
	Alaska – 0.7%

5,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3	4,769,850
	Arizona – 1.6%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
1,025	5.125%, 5/15/09	No Opt. Call	A–	1,046,945
695	5.250%, 5/15/11	No Opt. Call	A–	726,192
1,000	5.250%, 5/15/12	No Opt. Call	A–	1,052,250

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13	No Opt. Call	Baa1	3,164,361
3,000	5.000%, 4/01/15	No Opt. Call	Baa1	3,081,210

2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB	1,999,880
10,800	Total Arizona			11,070,838
	Arkansas – 1.0%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	Baa2	1,697,112
3,415	5.500%, 11/01/12	11/11 at 101.00	Baa2	3,596,166

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	BBB	1,649,683
6,640	Total Arkansas			6,942,961
	California – 8.2%

5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2007F, 5.000%, 4/01/17	No Opt. Call	AA	5,438,050

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AAA	10,789,513

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	A2	1,049,610

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB+	1,045,480

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,750	California Statewide Community Development Authority, Revenue Refunding Bonds, Irvine Apartment Communities Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)	No Opt. Call	N/R	$4,778,073

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A+	10,225,333

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	10,951,698

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R	1,544,491
1,000	5.000%, 8/15/13	No Opt. Call	N/R	1,027,890

2,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/15	No Opt. Call	BBB	2,535,325

2,305	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,533,103

305	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA	369,697

145	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA	166,991

2,315	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	AAA	2,380,491

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3	1,458,340
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,538,505
54,295	Total California			57,832,590
	Colorado – 0.9%

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
260	5.000%, 6/01/08	No Opt. Call	A–	261,648
275	5.000%, 6/01/09	No Opt. Call	A–	279,318
250	5.000%, 6/01/11	No Opt. Call	A–	257,545

	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2001:
690	5.400%, 9/01/08	No Opt. Call	A3	698,708
830	5.500%, 9/01/09	No Opt. Call	A3	853,232

	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004:
680	4.500%, 1/15/09	No Opt. Call	BBB+	682,060
500	5.000%, 1/15/11	No Opt. Call	BBB+	509,670

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – MBIA Insured	No Opt. Call	AAA	2,621,182
5,935	Total Colorado			6,163,363
	Connecticut – 2.1%

1,000	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	979,660

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA	10,868,298

3,000	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	A–	3,026,610
14,000	Total Connecticut			14,874,568
	Delaware – 1.0%

2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	Baa2	2,068,660

2,155	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	Baa2	2,230,447

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Delaware (continued)

	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A:
$580	5.250%, 6/01/09	No Opt. Call	BBB+		$590,597
1,215	5.250%, 6/01/10	No Opt. Call	BBB+		1,249,032

505	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+		521,993
6,455	Total Delaware				6,660,729
	Florida – 4.6%

5,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AAA		5,370,050

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA		8,943,200

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+		261,013

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1	(4)	822,840

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	A+	(4)	558,505

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,720,224

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		2,779,650

1,110	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	1/08 at 101.00	BBB+		1,122,421

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,955,149

4,175	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		4,816,948

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,812,744
29,795	Total Florida				32,162,744
	Georgia – 1.5%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	AAA		3,238,050

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
6,000	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	AAA		6,374,040
350	6.600%, 1/01/18 – MBIA Insured	No Opt. Call	AAA		406,616

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – MBIA Insured	No Opt. Call	AAA		240,521

235	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – MBIA Insured (ETM)	No Opt. Call	AAA		248,449
9,795	Total Georgia				10,507,676
	Illinois – 5.5%

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AAA		921,329

4,275	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.000%, 7/01/08 (ETM)	No Opt. Call	Aaa		4,317,964

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	AAA		5,087,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$4,285	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		$4,895,441

1,835	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA		1,878,416

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – XLCA Insured	No Opt. Call	AAA		1,194,440
1,030	5.000%, 11/15/12 – XLCA Insured	No Opt. Call	AAA		1,092,727

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,785	5.250%, 11/15/09	No Opt. Call	A		1,832,463
2,540	5.250%, 11/15/10	No Opt. Call	A		2,634,386

1,000	Illinois Finance Authority, Student Housing Revneue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3		1,013,180

2,460	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		2,558,498

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AAA		3,281,640

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – MBIA Insured	No Opt. Call	AAA		3,785,670

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
2,000	3.939%, 12/15/13	No Opt. Call	AAA		1,985,000
1,000	4.039%, 12/15/16	No Opt. Call	AAA		990,000

1,307	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,316,789
37,557	Total Illinois				38,785,443
	Indiana – 0.4%

	Goshen, Indiana, Revenue Refunding Bonds, Greencroft Obligation Group, Series 1998:
680	5.300%, 8/15/08	No Opt. Call	N/R		681,455
775	5.350%, 8/15/09	8/08 at 101.00	N/R		778,472

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+		1,033,810
2,455	Total Indiana				2,493,737
	Iowa – 0.2%

200	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		226,562

1,385	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 1996, 9.150%, 7/01/09 (ETM)	No Opt. Call	N/R	(4)	1,469,402
1,585	Total Iowa				1,695,964
	Kansas – 0.8%

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,048,270
650	5.250%, 11/15/14	No Opt. Call	A2		691,126

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		3,901,466
5,315	Total Kansas				5,640,862
	Kentucky – 1.7%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	8,859,040

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,468,955

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$675	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.000%, 3/01/09 (Alternative Minimum Tax)	No Opt. Call	Baa3		$676,985
11,480	Total Kentucky				12,004,980
	Louisiana – 0.1%

360	Jefferson Parish Hospital Service District No. 1, Hospital Revenue Bonds (Series 1979) Parish of Jefferson, State of Louisiana (West Jefferson General Hospital Project), 7.250%, 1/01/09 (ETM)	No Opt. Call	Aaa		367,783
	Maryland – 0.3%

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004:
515	5.000%, 8/15/09	No Opt. Call	A3		525,249
1,755	5.000%, 8/15/10	No Opt. Call	A3		1,803,807
2,270	Total Maryland				2,329,056
	Massachusetts – 5.8%

1,770	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,764,725

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,000	5.500%, 1/01/10 – MBIA Insured	No Opt. Call	AAA		5,199,750
5,000	5.625%, 1/01/12 – MBIA Insured	No Opt. Call	AAA		5,373,200

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
1,270	5.250%, 10/01/09 – RAAI Insured	No Opt. Call	AA		1,300,378
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	AA		562,952
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	AA		1,675,586

700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 1999B, 5.000%, 7/01/09	No Opt. Call	AA		715,057

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,745	5.150%, 12/01/07 (Alternative Minimum Tax)	No Opt. Call	BBB		1,745,925
2,500	5.200%, 12/01/08 (Alternative Minimum Tax)	No Opt. Call	BBB		2,523,875

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aaa		5,313,800

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA		9,179,857

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		5,366,000

20	The Commonwealth of Massachusetts, General Obligation Bonds, Series 1992B Refunding, 6.500%, 8/01/08 (ETM)	No Opt. Call	Aa2	(4)	20,413
38,730	Total Massachusetts				40,741,518
	Michigan – 2.2%

4,000	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – MBIA Insured	No Opt. Call	AAA		4,349,240

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,152,820

3,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		3,813,353

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A:
2,000	5.000%, 3/01/09 (ETM)	No Opt. Call	A1	(4)	2,038,780
3,000	5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,271,920
14,515	Total Michigan				15,626,113

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.2%

$6,354	Minneapolis – Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA	$6,766,967

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	1,317,263
7,604	Total Minnesota			8,084,230
	Mississippi – 1.1%

5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	A2	5,138,150

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB	2,735,438
7,660	Total Mississippi			7,873,588
	Missouri – 0.3%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,000	5.000%, 4/01/12	No Opt. Call	N/R	1,039,260
500	5.000%, 4/01/13	No Opt. Call	N/R	521,520

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
150	5.000%, 11/01/08	No Opt. Call	N/R	150,558
215	5.000%, 11/01/09	No Opt. Call	N/R	216,361
300	5.000%, 11/01/11	No Opt. Call	N/R	302,106
2,165	Total Missouri			2,229,805
	Montana – 0.4%

3,000	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Portland General Electric Company, Series 1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)	No Opt. Call	A	3,049,710
	Nebraska – 0.8%

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003:
1,330	5.000%, 11/15/07	No Opt. Call	A1	1,330,625
1,725	5.000%, 11/15/08	No Opt. Call	A1	1,746,304
2,540	5.000%, 11/15/09	No Opt. Call	A1	2,597,963
5,595	Total Nebraska			5,674,892
	Nevada – 1.8%

	Carson City, Nevada, Hospital Revenue Bonds, Carson – Tahoe Hospital, Series 2002:
610	5.500%, 9/01/08	No Opt. Call	BBB	616,417
685	5.500%, 9/01/09	No Opt. Call	BBB	700,091
535	5.750%, 9/01/10	No Opt. Call	BBB	555,523
970	6.000%, 9/01/13	9/12 at 101.00	BBB	1,038,802

2,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999, 5.500%, 7/01/09 – AMBAC Insured	No Opt. Call	AAA	2,065,260

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA	7,460,867
11,860	Total Nevada			12,436,960
	New Jersey – 7.0%

1,930	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,946,888

5,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/12 – FGIC Insured	No Opt. Call	AAA	5,284,100

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–	2,131,100
2,325	5.000%, 9/01/14	No Opt. Call	AA–	2,490,680

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA	$4,057,738

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,285	5.750%, 6/01/09 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,346,055
2,035	5.800%, 6/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,091,349
2,250	5.900%, 6/01/11 – MBIA Insured (Alternative Minimum Tax)	6/10 at 101.00	AAA	2,316,083

40	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA	41,120

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA	5,494,850

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – MBIA Insured (ETM)	No Opt. Call	AAA	5,515,650

100	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa	105,784

330	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA	370,065

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
280	6.500%, 1/01/16	No Opt. Call	A	320,740
25	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AAA	28,760

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	86,508
10	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA	11,534
875	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	1,009,260
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	98,042
120	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA	138,413

545	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA	583,924

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	Aaa	2,789,299

7,360	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,895,808

290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset – Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	329,501

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset – Backed Bonds, Series 2007-1A, 5.000%, 6/01/15	No Opt. Call	BBB	2,028,260
46,295	Total New Jersey			49,511,511
	New Mexico – 2.9%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	AAA	2,579,285
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	AAA	2,735,765
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	AAA	2,890,354

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–	2,790,352
3,505	4.900%, 8/01/11	No Opt. Call	AA–	3,646,462

1,255	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa	1,503,026

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa	2,108,101

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa	2,051,680
19,295	Total New Mexico			20,305,025

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 8.5%

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
$1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	Aaa		$1,667,387
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	Aaa		1,911,503

2,755	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		3,023,392

1,990	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(4)	2,141,598

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop – South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,033,373
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,095,962

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,044,737

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,091,250

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,724,735

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:
2,880	5.500%, 8/01/10	No Opt. Call	AA		3,028,435
2,000	5.000%, 8/01/10	No Opt. Call	AA		2,077,640

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,395,700

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA		5,041,931

565	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	A1	(4)	599,697

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA		5,447,300

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref – Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,532,895

12,265	Suffolk County Industrial Development Agency, New York, Resource Recovery Revenue Bonds, Huntington LP, Series 1999, 5.950%, 10/01/09 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		12,791,409

2,070	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		2,153,111
56,060	Total New York				59,802,055
	North Carolina – 2.4%

675	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2005, 3.550%, 1/15/08 – FSA Insured	No Opt. Call	AAA		674,818

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	Baa1		4,223,240

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	Baa1		7,212,100

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A3		4,702,725
16,175	Total North Carolina				16,812,883

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 4.1%

$690	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.000%, 11/15/08	No Opt. Call	Baa1	$696,065

3,010	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	3,229,309

2,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset – Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/14	No Opt. Call	BBB	2,036,400

3,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset – Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	3,344,765

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	AA–	3,156,600
2,000	5.500%, 1/01/12	No Opt. Call	AA–	2,127,000

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A	1,200,728
845	5.500%, 8/15/12	No Opt. Call	A	897,044

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	245,876

515	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	521,484

8,915	Ohio, General Obligation Refunding Bonds, Higher Education, Series 2002C, 5.500%, 11/01/12	No Opt. Call	AA+	9,702,908

720	Sandusky County, Ohio, Hospital Facilities Revenue Refunding Bonds, Memorial Hospital, Series 1998, 5.100%, 1/01/09	1/08 at 102.00	BBB–	726,077

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	987,640
27,535	Total Ohio			28,871,896
	Oklahoma – 0.4%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AAA	2,054,177

1,120	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R	1,101,677
3,055	Total Oklahoma			3,155,854
	Oregon – 1.1%

7,500	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Series 2000A, 4.150%, 8/01/25 (Mandatory put 5/01/09) (Alternative Minimum Tax)	No Opt. Call	N/R	7,466,100
	Pennsylvania – 8.0%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3	356,332
755	4.200%, 2/15/12	No Opt. Call	Baa3	745,200
785	4.300%, 2/15/13	No Opt. Call	Baa3	775,635
1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,463,498

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa1	1,748,321
1,800	5.000%, 5/01/13	No Opt. Call	Baa1	1,840,338
1,890	5.000%, 5/01/14	No Opt. Call	Baa1	1,931,523

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	29,528

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,081,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,200	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	$2,284,106

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA	1,101,587

	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A:
4,000	6.500%, 1/01/08	No Opt. Call	BB+	4,012,480
7,000	6.000%, 1/01/09	1/08 at 102.00	BB+	7,115,920

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/08 at 100.00	BB+	4,043,160

2,510	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – MBIA Insured	No Opt. Call	AAA	2,616,073

10,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – MBIA Insured	No Opt. Call	AAA	11,133,698

3,205	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	AAA	3,817,251

165	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Mortgage Revenue Bonds, Cricket Court Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative Minimum Tax)	No Opt. Call	N/R	165,290

1,270	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	AAA	1,435,684

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – MBIA Insured	No Opt. Call	AAA	4,449,517
2,750	5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	2,922,398
53,140	Total Pennsylvania			56,069,419
	South Carolina – 3.4%

	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A:
1,690	5.000%, 8/15/08	No Opt. Call	A–	1,704,602
1,400	5.000%, 8/15/09	No Opt. Call	A–	1,425,424
1,980	5.000%, 8/15/10	No Opt. Call	A–	2,031,916

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,556,650

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA–	7,477,410

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+	1,415,524

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+	2,066,760
22,720	Total South Carolina			23,678,286
	South Dakota – 0.7%

4,560	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	5,059,001
	Tennessee – 2.2%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10	No Opt. Call	A+	1,539,780

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	538,892
695	5.000%, 7/01/14	No Opt. Call	BBB+	712,973

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	N/R	7,413,945

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
$1,645	5.750%, 9/01/08 (ETM)	No Opt. Call	N/R	(4)	$1,672,932
1,740	6.125%, 9/01/09 (ETM)	No Opt. Call	N/R	(4)	1,814,803
1,350	6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,442,381
14,805	Total Tennessee				15,135,706
	Texas – 7.8%

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		3,016,440

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1		4,094,480

715	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	4/08 at 100.00	AAA		868,074

6,700	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,245,045

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		3,149,644

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
215	4.000%, 8/15/09	No Opt. Call	BBB–		213,871
605	4.125%, 8/15/10	No Opt. Call	BBB–		601,195

2,800	Lubbock Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Carillon Project, Series 1999A, 6.500%, 7/01/19 (Pre-refunded 7/01/09)	7/09 at 102.00	AAA		2,958,816

4,200	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Baylor Healthcare System, Series 2002, 5.500%, 5/15/08	No Opt. Call	AA–		4,241,118

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,355,950

9,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 4.145%, 12/15/09	1/08 at 100.00	A+		8,865,000

6,065	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		6,544,074

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,288,550

2,310	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		2,439,037
52,660	Total Texas				54,881,294
	Virginia – 0.9%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		393,340
400	4.000%, 9/01/13	No Opt. Call	BBB		389,660
400	4.000%, 9/01/14	No Opt. Call	BBB		385,316
400	4.125%, 9/01/15	No Opt. Call	BBB		384,796

5,000	York County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1985, 5.500%, 7/01/09	11/08 at 100.00	Baa1		5,031,900
6,600	Total Virginia				6,585,012
	Washington – 1.7%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – XLCA Insured	No Opt. Call	AAA		6,399,660

2,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded 10/01/09)	10/09 at 101.00	Aa3	(4)	2,113,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$3,500	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 – FSA Insured (ETM)	No Opt. Call	AAA		$3,644,585
11,500	Total Washington				12,157,665
	Wisconsin – 0.9%

400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(4)	405,776

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,054,000
1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,175,064

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B:
600	6.250%, 2/15/09	No Opt. Call	BBB+		614,964
1,250	6.500%, 2/15/12	No Opt. Call	BBB+		1,349,200

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
300	5.000%, 2/15/12	No Opt. Call	BBB+		305,595
400	5.000%, 2/15/13	No Opt. Call	BBB+		407,128
350	5.000%, 2/15/14	No Opt. Call	BBB+		356,111
500	5.000%, 2/15/15	No Opt. Call	BBB+		507,745
5,900	Total Wisconsin				6,175,583
$658,626	Total Investments (cost $685,263,415) – 98.5%				692,058,866

	Other Assets Less Liabilities – 1.5%				10,823,214

	Net Assets – 100%				$702,882,080

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

October 31, 2007

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $5,493,196,419, $391,407,449, $822,937,552, $2,421,509,889 and $685,263,415, respectively)	$5,407,901,746	$403,577,801	$858,511,354	$2,469,896,612	$692,058,866
Cash	—	167,775	630,709	—	—
Receivables:
Interest	94,614,639	6,444,137	12,385,533	39,281,908	10,896,046
Investments sold	20,623,509	596,063	25,000	50,000	2,177,422
Shares sold	29,868,014	266,421	828,657	1,191,056	2,835,875
Variation margin on futures contract	1,258,000	—	—	—	—
Other assets	125,077	39,097	91,743	289,098	72,059
Total assets	5,554,390,985	411,091,294	872,472,996	2,510,708,674	708,040,268
Liabilities
Cash overdraft	59,983,450	—	—	322,028	322,436
Floating rate obligations	289,295,000	16,910,000	49,695,000	—	—
Unrealized depreciation on forward swap	—	—	—	2,427,217	—
Payables:
Investments purchased	58,272,359	2,661,093	4,703,250	4,985,254	—
Shares redeemed	21,670,533	392,397	434,551	1,189,452	2,137,021
Accrued expenses:
Management fees	2,254,649	155,628	317,502	925,967	246,084
12b-1 distribution and service fees	1,403,688	113,734	82,620	95,752	167,980
Other	1,536,161	134,903	321,760	801,700	208,595
Dividends payable	20,449,393	1,345,684	2,908,147	8,185,878	2,076,072
Total liabilities	454,865,233	21,713,439	58,462,830	18,933,248	5,158,188
Net assets	$5,099,525,752	$389,377,855	$814,010,166	$2,491,775,426	$702,882,080
Class A Shares
Net assets	$2,477,332,764	$279,786,679	$234,974,674	$284,968,546	$420,257,195
Shares outstanding	115,422,510	25,996,032	21,996,784	32,058,947	39,636,080
Net asset value per share	$21.46	$10.76	$10.68	$8.89	$10.60
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$22.40	$11.23	$11.15	$9.16	$10.87
Class B Shares
Net assets	$167,387,299	$19,565,016	$24,425,342	$18,079,867	N/A
Shares outstanding	7,806,893	1,813,359	2,282,787	2,027,441	N/A
Net asset value and offering price per share	$21.44	$10.79	$10.70	$8.92	N/A
Class C Shares
Net assets	$1,313,192,881	$79,713,271	$36,626,313	$51,712,613	$204,970,529
Shares outstanding	61,222,442	7,404,585	3,449,899	5,801,330	19,386,427
Net asset value and offering price per share	$21.45	$10.77	$10.62	$8.91	$10.57
Class R Shares
Net assets	$1,141,612,808	$10,312,889	$517,983,837	$2,137,014,400	$77,654,356
Shares outstanding	53,161,193	954,398	48,584,372	240,026,778	7,364,982
Net asset value and offering price per share	$21.47	$10.81	$10.66	$8.90	$10.54

Net Assets Consist of:
Capital paid-in	$5,216,867,074	$390,058,497	$779,100,337	$2,434,888,596	$707,314,939
Undistributed (Over-distribution of) net investment income	(2,767,985)	(453,054)	(526,910)	5,953,331	999,791
Accumulated net realized gain (loss) from investments and derivative transactions	(26,444,650)	(12,397,940)	(137,063)	4,973,993	(12,228,101)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(88,128,687)	12,170,352	35,573,802	45,959,506	6,795,451
Net assets	$5,099,525,752	$389,377,855	$814,010,166	$2,491,775,426	$702,882,080

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended October 31, 2007

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$153,958,150	$10,049,283	$21,305,501	$56,044,857	$14,889,864
Expenses
Management fees	13,722,990	918,201	1,875,806	5,467,291	1,423,730
12b-1 service fees – Class A	2,620,784	282,276	228,834	288,812	424,457
12b-1 distribution and service fees – Class B	842,978	98,077	120,902	90,130	N/A
12b-1 distribution and service fees – Class C	5,160,803	289,521	130,454	199,898	572,435
Shareholders’ servicing agent fees and expenses	1,222,013	95,568	246,156	744,612	166,264
Interest expense on floating rate obligations	3,292,163	157,765	1,078,803	—	—
Custodian’s fees and expenses	1,460,310	68,298	98,632	374,057	76,031
Trustees’ fees and expenses	85,446	5,634	12,305	39,404	10,098
Professional fees	289,857	11,783	17,673	44,486	13,608
Shareholders’ reports – printing and mailing expenses	291,368	19,920	37,914	115,579	44,505
Federal and state registration fees	522,441	77,102	65,357	86,235	80,582
Portfolio insurance expense	—	—	1,694	—	—
Other expenses	37,445	4,054	9,267	27,198	8,061
Total expenses before custodian fee credit	29,548,598	2,028,199	3,923,797	7,477,702	2,819,771
Custodian fee credit	(6,308)	(16,656)	(48,607)	(66,293)	(46,896)
Net expenses	29,542,290	2,011,543	3,875,190	7,411,409	2,772,875
Net investment income	124,415,860	8,037,740	17,430,311	48,633,448	12,116,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,663,484)	(241,878)	(695,688)	3,760,246	(101,589)
Futures	(3,483,798)	—	—	(3,274,013)	—
Call swaptions written	—	—	—	325,000	—
Net change in unrealized appreciation (depreciation) of:
Investments	(287,514,742)	(5,267,988)	(9,358,609)	(22,003,456)	420,798
Forward swaps	—	—	—	(2,224,095)	—
Futures	(2,834,014)	—	—	—	—
Net realized and unrealized gain (loss)	(316,496,038)	(5,509,866)	(10,054,297)	(23,416,318)	319,209
Net increase (decrease) in net assets from operations	$(192,080,178)	$2,527,874	$7,376,014	$25,217,130	$12,436,198

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	High-Yield		All-American
	Six Months Ended 10/31/07	Year Ended 4/30/07	Six Months Ended 10/31/07	Year Ended 4/30/07
Operations
Net investment income	$124,415,860	$195,023,892	$8,037,740	$15,681,304
Net realized gain (loss) from:
Investments	(22,663,484)	(284,983)	(241,878)	369,628
Futures	(3,483,798)	—	—	—
Call swaptions written	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	(287,514,742)	121,481,525	(5,267,988)	3,781,763
Forward swaps	—	—	—	—
Futures	(2,834,014)	—	—	—
Net increase (decrease) in net assets from operations	(192,080,178)	316,220,434	2,527,874	19,832,695
Distributions to Shareholders
From net investment income:
Class A	(63,720,418)	(106,067,529)	(6,046,354)	(11,531,204)
Class B	(3,629,928)	(7,221,273)	(359,615)	(980,851)
Class C	(29,535,193)	(47,405,043)	(1,424,246)	(2,850,352)
Class R	(27,065,289)	(35,974,078)	(221,666)	(333,738)
From accumulated net realized gains:
Class A	—	(132,666)	—	—
Class B	—	(11,378)	—	—
Class C	—	(65,403)	—	—
Class R	—	(34,736)	—	—
Decrease in net assets from distributions to shareholders	(123,950,828)	(196,912,106)	(8,051,881)	(15,696,145)
Fund Share Transactions
Proceeds from sale of shares	1,153,065,962	2,952,495,199	57,041,877	94,711,153
Proceeds from shares issued to shareholders due to reinvestment of distributions	64,594,692	99,029,917	3,494,529	6,623,919
	1,217,660,654	3,051,525,116	60,536,406	101,335,072
Cost of shares redeemed	(1,167,674,638)	(976,719,733)	(59,330,950)	(75,750,817)
Net increase (decrease) in net assets from Fund share transactions	49,986,016	2,074,805,383	1,205,456	25,584,255
Net increase (decrease) in net assets	(266,044,990)	2,194,113,711	(4,318,551)	29,720,805
Net assets at the beginning of period	5,365,570,742	3,171,457,031	393,696,406	363,975,601
Net assets at the end of period	$5,099,525,752	$5,365,570,742	$389,377,855	$393,696,406
Undistributed (Over-distribution of) net investment income at the end of period	$(2,767,985)	$(3,233,017)	$(453,054)	$(438,913)

See accompanying notes to financial statements.

	Insured		Intermediate Duration
	Six Months Ended 10/31/07	Year Ended 4/30/07	Six Months Ended 10/31/07	Year Ended 4/30/07
Operations
Net investment income	$17,430,311	$35,515,706	$48,633,448	$97,208,872
Net realized gain (loss) from:
Investments	(695,688)	565,334	3,760,246	8,334,985
Futures	—	—	(3,274,013)	—
Call swaptions written	—	—	325,000	—
Net change in unrealized appreciation (depreciation) of:
Investments	(9,358,609)	9,165,765	(22,003,456)	21,926,459
Forward swaps	—	—	(2,224,095)	(203,122)
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	7,376,014	45,246,805	25,217,130	127,267,194
Distributions to Shareholders
From net investment income:
Class A	(4,811,224)	(8,846,151)	(5,452,562)	(11,718,899)
Class B	(434,877)	(1,047,798)	(283,807)	(745,825)
Class C	(627,571)	(1,208,234)	(850,828)	(1,803,128)
Class R	(11,569,719)	(24,358,211)	(42,279,861)	(84,049,742)
From accumulated net realized gains:
Class A	—	(462)	—	(516,736)
Class B	—	(532)	—	(46,156)
Class C	—	(210)	—	(95,670)
Class R	—	(5,528)	—	(3,581,801)
Decrease in net assets from distributions to shareholders	(17,443,391)	(35,467,126)	(48,867,058)	(102,557,957)
Fund Share Transactions
Proceeds from sale of shares	48,984,715	42,821,700	220,626,266	116,821,972
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,345,882	23,130,934	36,196,569	75,216,699
	60,330,597	65,952,634	256,822,835	192,038,671
Cost of shares redeemed	(58,860,487)	(96,626,108)	(168,024,983)	(293,376,425)
Net increase (decrease) in net assets from Fund share transactions	1,470,110	(30,673,474)	88,797,852	(101,337,754)
Net increase (decrease) in net assets	(8,597,267)	(20,893,795)	65,147,924	(76,628,517)
Net assets at the beginning of period	822,607,433	843,501,228	2,426,627,502	2,503,256,019
Net assets at the end of period	$814,010,166	$822,607,433	$2,491,775,426	$2,426,627,502
Undistributed (Over-distribution of) net investment income at the end of period	$(526,910)	$(513,830)	$5,953,331	$6,186,941

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Limited Term
	Six Months Ended 10/31/07	Year Ended 4/30/07
Operations
Net investment income	$12,116,989	$24,141,512
Net realized gain (loss) from:
Investments	(101,589)	(1,241,703)
Futures	—	—
Call swaptions written	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	420,798	4,437,532
Forward swaps	—	—
Futures	—	—
Net increase (decrease) in net assets from operations	12,436,198	27,337,341
Distributions to Shareholders
From net investment income:
Class A	(7,583,473)	(15,405,021)
Class B	N/A	N/A
Class C	(3,371,061)	(7,718,691)
Class R	(1,095,759)	(864,026)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class R	—	—
Decrease in net assets from distributions to shareholders	(12,050,293)	(23,987,738)
Fund Share Transactions
Proceeds from sale of shares	132,073,382	128,547,550
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,184,470	12,496,314
	138,257,852	141,043,864
Cost of shares redeemed	(101,734,760)	(227,912,780)
Net increase (decrease) in net assets from Fund share transactions	36,523,092	(86,868,916)
Net increase (decrease) in net assets	36,908,997	(83,519,313)
Net assets at the beginning of period	665,973,083	749,492,396
Net assets at the end of period	$702,882,080	$665,973,083
Undistributed (Over-distribution of) net investment income at the end of period	$999,791	$933,095

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield seeks to provide high current income exempt from regular federal income taxes, and capital appreciation. Under normal circumstances, at least 65% of the Fund’s assets will be invested in medium- to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American and Insured seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds. Effective October 31, 2007, All-American may invest up to 20% of its net assets in below-investment grade (“high yield” or “junk”) municipal bonds.

Intermediate Duration and Limited Term seek to provide high current income exempt from regular federal income taxes, and capital appreciation. Under normal circumstances, at least 80% of each Fund’s assets will be invested in investment grade quality municipal bonds. Each Fund may invest up to 20% of its net assets in below investment grade (“high-yield” or “junk”) municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts and swaption contracts written are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract, futures contract or swaption contract written, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, High Yield, Insured and Intermediate Duration had outstanding when-issued/delayed delivery purchase commitments of $23,434,860, $4,703,250 and $4,985,254, respectively. There were no such outstanding purchase commitments in All American and Limited Term.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Notes to Financial Statements (Unaudited) (continued)

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance

Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the six months ended October 31, 2007, High Yield, All-American and Insured invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Intermediate Duration and Limited Term did not invest in any such instruments during the six months ended October 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2007, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations	$168,548,832	$8,000,000	$54,576,359
Average annual interest rate and fees	3.87%	3.91%	3.92%

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Intermediate Duration was the only Fund to invest in forward swap transactions during the six months ended October 31, 2007.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield was the only Fund to invest in futures contracts during the six months ended October 31, 2007.

Options Transactions

The Funds are authorized purchase put options and to write (sell) call options on securities, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase or transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less

Notes to Financial Statements (Unaudited) (continued)

than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. Intermediate Duration was the only Fund to enter into option transactions during the six months ended October 31, 2007.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Six Months Ended 10/31/07		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,795,992	$568,571,483	61,820,494	$1,394,381,358
Class A – automatic conversion of Class B shares	55,450	1,205,563	33,410	757,388
Class B	352,230	7,779,028	1,250,731	28,147,754
Class C	8,184,847	180,903,569	24,115,238	544,419,273
Class R	17,967,917	394,606,319	43,571,589	984,789,426
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,547,796	34,235,563	2,340,671	52,878,858
Class B	69,964	1,546,084	126,919	2,861,302
Class C	562,765	12,437,855	835,523	18,861,143
Class R	738,266	16,375,190	1,077,785	24,428,614
	55,275,227	1,217,660,654	135,172,360	3,051,525,116
Shares redeemed:
Class A	(27,368,067)	(595,898,384)	(30,402,874)	(684,891,247)
Class B	(692,623)	(15,170,865)	(985,957)	(22,223,507)
Class B – automatic conversion to Class A shares	(55,513)	(1,205,563)	(33,451)	(757,388)
Class C	(7,977,518)	(173,426,998)	(5,702,179)	(128,630,821)
Class R	(17,213,122)	(381,972,828)	(6,185,641)	(140,216,770)
	(53,306,843)	(1,167,674,638)	(43,310,102)	(976,719,733)
Net increase (decrease)	1,968,384	$49,986,016	91,862,258	$2,074,805,383

	All-American
	Six Months Ended 10/31/07		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,039,876	$43,319,934	6,345,146	$69,011,349
Class A – automatic conversion of Class B shares	97,142	1,047,717	693,972	7,590,868
Class B	91,482	988,730	123,787	1,358,045
Class C	873,836	9,375,193	1,174,396	12,814,480
Class R	213,739	2,310,303	358,604	3,936,411
Shares issued to shareholders due to reinvestment of distributions:
Class A	241,416	2,601,670	445,533	4,862,428
Class B	17,591	190,050	45,449	496,811
Class C	49,459	532,995	93,879	1,024,220
Class R	15,708	169,814	21,961	240,460
	5,640,249	60,536,406	9,302,727	101,335,072
Shares redeemed:
Class A	(4,370,528)	(46,893,628)	(4,392,059)	(47,840,553)
Class B	(217,263)	(2,348,321)	(554,116)	(6,051,553)
Class B – automatic conversion to Class A shares	(96,931)	(1,047,717)	(692,530)	(7,590,868)
Class C	(752,444)	(8,092,513)	(1,078,241)	(11,748,658)
Class R	(88,128)	(948,771)	(229,500)	(2,519,185)
	(5,525,294)	(59,330,950)	(6,946,446)	(75,750,817)
Net increase (decrease)	114,955	$1,205,456	2,356,281	$25,584,255

Notes to Financial Statements (Unaudited) (continued)

	Insured
	Six Months Ended 10/31/07		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,484,191	$36,944,988	2,834,850	$30,569,425
Class A – automatic conversion of Class B shares	117,670	1,252,134	305,524	3,298,140
Class B	67,384	717,287	95,538	1,035,876
Class C	542,635	5,719,198	508,362	5,457,152
Class R	409,988	4,351,108	227,631	2,461,107
Shares issued to shareholders due to reinvestment of distributions:
Class A	255,151	2,722,131	464,884	5,021,277
Class B	19,999	213,770	48,636	525,855
Class C	35,066	371,866	67,365	722,820
Class R	754,763	8,038,115	1,564,389	16,860,982
	5,686,847	60,330,597	6,117,179	65,952,634
Shares redeemed:
Class A	(2,234,946)	(23,714,674)	(2,494,921)	(26,897,608)
Class B	(225,000)	(2,397,747)	(494,697)	(5,338,455)
Class B – automatic conversion to Class A shares	(117,526)	(1,252,134)	(305,170)	(3,298,140)
Class C	(322,760)	(3,415,936)	(531,172)	(5,701,091)
Class R	(2,644,870)	(28,079,996)	(5,146,581)	(55,390,814)
	(5,545,102)	(58,860,487)	(8,972,541)	(96,626,108)
Net increase (decrease)	141,745	$1,470,110	(2,855,362)	$(30,673,474)

	Intermediate Duration
	Six Months Ended 10/31/07		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,877,482	$34,333,266	7,994,487	$71,445,722
Class A – automatic conversion of Class B shares	88,912	788,987	216,637	1,947,746
Class B	67,519	597,467	51,586	462,801
Class C	402,445	3,580,089	892,601	8,027,189
Class R	20,332,803	181,326,457	3,888,077	34,938,514
Shares issued to shareholders due to reinvestment of distributions:
Class A	399,918	3,554,655	820,971	7,371,738
Class B	11,663	104,027	32,452	292,058
Class C	34,439	306,969	72,229	650,044
Class R	3,620,047	32,230,918	7,441,704	66,902,859
	28,835,228	256,822,835	21,410,744	192,038,671
Shares redeemed:
Class A	(6,192,933)	(54,863,865)	(7,679,841)	(68,827,635)
Class B	(262,752)	(2,342,372)	(722,747)	(6,498,996)
Class B – automatic conversion to Class A shares	(88,657)	(788,987)	(216,098)	(1,947,746)
Class C	(738,150)	(6,550,380)	(1,346,290)	(12,089,372)
Class R	(11,655,026)	(103,479,379)	(22,735,752)	(204,012,676)
	(18,937,518)	(168,024,983)	(32,700,728)	(293,376,425)
Net increase (decrease)	9,897,710	$88,797,852	(11,289,984)	$(101,337,754)

	Limited Term
	Six Months Ended 10/31/07		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,326,509	$77,169,559	7,515,582	$79,648,353
Class C	1,378,077	14,477,135	1,591,315	16,811,109
Class R	3,855,658	40,426,688	3,038,983	32,088,088
Shares issued to shareholders due to reinvestment of distributions:
Class A	424,699	4,483,436	845,033	8,957,107
Class C	131,774	1,387,360	289,411	3,059,735
Class R	29,866	313,674	45,461	479,472
	13,146,583	138,257,852	13,325,785	141,043,864
Shares redeemed:
Class A	(6,884,048)	(72,547,677)	(13,274,100)	(140,647,791)
Class C	(2,283,488)	(24,009,629)	(7,560,533)	(79,879,726)
Class R	(494,554)	(5,177,454)	(701,333)	(7,385,263)
	(9,662,090)	(101,734,760)	(21,535,966)	(227,912,780)
Net increase (decrease)	3,484,493	$36,523,092	(8,210,181)	$(86,868,916)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, call swaptions written and derivative transactions) during the six months ended October 31, 2007, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$997,857,092	$28,448,853	$39,447,005	$476,527,595	$96,667,660
Sales and maturities	851,257,655	25,729,719	30,569,598	422,469,603	65,046,606

Transactions in call swaptions written for Intermediate Duration during the six months ended October 31, 2007, were as follows:

	Intermediate Duration
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	50,000,000	357,000
Call options terminated in closing purchase transactions	(50,000,000)	(357,000)
Call options expired	—	—
Outstanding, end of the period	—	$—

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$5,198,526,098	$374,276,802	$772,845,441	$2,416,914,070	$684,830,587

Notes to Financial Statements (Unaudited) (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$108,141,093	$14,897,662	$37,670,531	$64,400,706	$8,973,999
Depreciation	(187,977,434)	(2,506,883)	(1,746,166)	(11,418,164)	(1,745,720)
Net unrealized appreciation (depreciation) of investments	$(79,836,341)	$12,390,779	$35,924,365	$52,982,542	$7,228,279

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2007, the Funds’ last tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$11,874,162	$698,572	$2,085,173	$8,878,171	$2,242,212
Undistributed net ordinary income**	286,401	—	—	1,455,733	216,119
Undistributed net long-term capital gains	—	—	558,624	3,502,716	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 9, 2007, paid on May 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2007, was designated for purposes of the dividends paid deduction as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$188,189,609	$15,581,176	$35,493,720	$95,107,969	$23,992,518
Distributions from net ordinary income**	214,444	—	85,793	3,227,465	73,540
Distributions from net long-term capital gains	237,351	—	6,732	4,240,363	—
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2007, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Limited Term
Expiration year:
2008	$—	$1,582,818	$—
2009	—	6,509,058	1,811,729
2010	—	—	337,552
2011	—	—	998,547
2012	—	3,378,131	—
2013	—	605,409	169,527
2014	—	—	1,064,312
2015	273,441	—	7,283,015
Total	$273,441	$12,075,416	$11,664,682

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through April 30, 2007, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year.

All- American	Limited Term
$78,950	$456,375

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components–a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and .75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended October 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected	$3,324,058	$204,895	$254,033	$109,594	$85,686
Paid to financial intermediaries	2,297,903	180,316	227,766	95,505	78,669

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances	$3,244,397	$116,861	$127,487	$67,250	$117,825

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2007, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained	$2,513,173	$118,211	$119,626	$95,656	$43,273

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2007, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained	$780,071	$55,231	$28,569	$29,679	$29,433

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds’ financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 28, 2007, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0895	$.0385	$.0375	$.0280	$.0315
Class B	.0760	.0315	.0305	.0225	N/A
Class C	.0795	.0335	.0320	.0240	.0285
Class R	.0930	.0400	.0390	.0295	.0335

N/A –	Limited Term is not authorized to issue Class B Shares.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
HIGH YIELD											Ratios to Average Net Assets Before Credit/ Reimbursement/ Refund				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement/ Refund(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (6/99)
2008(f)	$22.77	$.54	$(1.31)	$(.77)	$(.54)	$—	$(.54)	$21.46	(3.42)%	$2,477,333	1.00	%*	4.85	%*	1.00	%*	4.85	%*	1.00	%*	4.85	%*	16%
2007	22.06	1.06	.73	1.79	(1.08)	— **	(1.08)	22.77	8.24	2,627,743.88			4.70		.88		4.70		.87		4.70		5
2006	21.84	1.10	.24	1.34	(1.12)	—	(1.12)	22.06	6.25	1,800,261.88			4.97		.88		4.97		.88		4.97		4
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)	(1.23)	21.84	12.60	786,921.91			5.52		.91		5.52		.91		5.53		5
2004	19.67	1.24	.88	2.12	(1.24)	—	(1.24)	20.55	11.01	257,187.95			6.07		.95		6.07		.95		6.07		18
2003	19.88	1.21	(.13)	1.08	(1.24)	(.05)	(1.29)	19.67	5.56	91,793	1.17		6.12		1.17		6.12		1.16		6.13		24
Class B (6/99)
2008(f)	22.75	.45	(1.31)	(.86)	(.45)	—	(.45)	21.44	(3.80)	167,387	1.75	*	4.11	*	1.75	*	4.11	*	1.75	*	4.11	*	16
2007	22.04	.89	.72	1.61	(.90)	— **	(.90)	22.75	7.43	184,996	1.63		3.97		1.63		3.97		1.62		3.97		5
2006	21.82	.93	.25	1.18	(.96)	—	(.96)	22.04	5.48	171,326	1.62		4.23		1.62		4.23		1.62		4.24		4
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)	(1.08)	21.82	11.78	146,041	1.66		4.84		1.66		4.84		1.65		4.85		5
2004	19.65	1.09	.88	1.97	(1.09)	—	(1.09)	20.53	10.21	101,693	1.70		5.33		1.70		5.33		1.69		5.33		18
2003	19.87	1.07	(.15)	.92	(1.09)	(.05)	(1.14)	19.65	4.73	58,372	1.91		5.39		1.91		5.39		1.90		5.40		24
Class C (6/99)
2008(f)	22.76	.48	(1.32)	(.84)	(.47)	—	(.47)	21.45	(3.70)	1,313,193	1.55	*	4.31	*	1.55	*	4.31	*	1.55	*	4.31	*	16
2007	22.05	.94	.72	1.66	(.95)	— **	(.95)	22.76	7.65	1,375,664	1.43		4.15		1.43		4.15		1.42		4.15		5
2006	21.83	.98	.24	1.22	(1.00)	—	(1.00)	22.05	5.68	908,434	1.43		4.42		1.43		4.42		1.43		4.43		4
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)	(1.12)	21.83	12.00	463,435	1.46		4.98		1.46		4.98		1.46		4.98		5
2004	19.66	1.13	.88	2.01	(1.13)	—	(1.13)	20.54	10.43	156,610	1.51		5.52		1.51		5.52		1.50		5.52		18
2003	19.88	1.10	(.14)	.96	(1.13)	(.05)	(1.18)	19.66	4.94	43,463	1.73		5.57		1.73		5.57		1.71		5.58		24
Class R (6/99)
2008(f)	22.78	.56	(1.31)	(.75)	(.56)	—	(.56)	21.47	(3.37)	1,141,613.80		*	5.05	*	.80	*	5.05	*	.80	*	5.05	*	16
2007	22.07	1.11	.72	1.83	(1.12)	— **	(1.12)	22.78	8.48	1,177,168.67			4.87		.67		4.87		.67		4.87		5
2006	21.85	1.14	.24	1.38	(1.16)	—	(1.16)	22.07	6.45	291,435.68			5.16		.68		5.16		.68		5.16		4
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)	(1.28)	21.85	12.87	78,569.71			5.70		.71		5.70		.71		5.71		5
2004	19.67	1.28	.88	2.16	(1.28)	—	(1.28)	20.55	11.24	19,073.75			6.27		.75		6.27		.75		6.28		18
2003	19.89	1.27	(.16)	1.11	(1.28)	(.05)	(1.33)	19.67	5.73	8,627.93			6.37		.93		6.37		.92		6.38		24

*	Annualized.
**	Per share Capital Gains rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.13	%*
2007	.05
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended October 31, 2007.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ALL-AMERICAN											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (10/88)
2008(f)	$10.92	$.23	$(.16)	$.07	$(.23)	$—	$(.23)	$10.76	.67%	$279,787.89		%*	4.24	%*	.89	%*	4.24	%*	.88	%*	4.25	%*	7%
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47	283,722.91			4.21		.91		4.21		.90		4.22		6
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33	247,254.79			4.37		.79		4.37		.78		4.38		8
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58	234,606.80			4.68		.80		4.68		.80		4.68		11
2004	10.94	.54	(.18)	.36	(.55)	—	(.55)	10.75	3.31	224,903.82			4.92		.82		4.92		.81		4.92		25
2003	10.83	.57	.12	.69	(.58)	—	(.58)	10.94	6.54	228,695.81			5.22		.81		5.22		.81		5.22		25
Class B (2/97)
2008(f)	10.94	.19	(.15)	.04	(.19)	—	(.19)	10.79	.37	19,565	1.64	*	3.50	*	1.64	*	3.50	*	1.63	*	3.50	*	7
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66	22,087	1.67		3.46		1.67		3.46		1.65		3.47		6
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55	33,500	1.54		3.61		1.54		3.61		1.53		3.62		8
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75	40,377	1.55		3.93		1.55		3.93		1.55		3.94		11
2004	10.95	.46	(.18)	.28	(.46)	—	(.46)	10.77	2.62	43,771	1.57		4.17		1.57		4.17		1.56		4.18		25
2003	10.84	.49	.12	.61	(.50)	—	(.50)	10.95	5.73	46,719	1.56		4.47		1.56		4.47		1.56		4.47		25
Class C (6/93)
2008(f)	10.92	.20	(.15)	.05	(.20)	—	(.20)	10.77	.47	79,713	1.44	*	3.69	*	1.44	*	3.69	*	1.43	*	3.70	*	7
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87	78,977	1.46		3.66		1.46		3.66		1.45		3.67		6
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75	76,049	1.34		3.82		1.34		3.82		1.33		3.83		8
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97	74,254	1.35		4.13		1.35		4.13		1.35		4.13		11
2004	10.93	.48	(.17)	.31	(.49)	—	(.49)	10.75	2.83	71,038	1.37		4.37		1.37		4.37		1.36		4.37		25
2003	10.82	.51	.12	.63	(.52)	—	(.52)	10.93	5.94	70,466	1.36		4.67		1.36		4.67		1.36		4.67		25
Class R (2/97)
2008(f)	10.96	.24	(.15)	.09	(.24)	—	(.24)	10.81	.85	10,313.69		*	4.44	*	.69	*	4.44	*	.69	*	4.45	*	7
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72	8,910.71			4.42		.71		4.42		.70		4.43		6
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40	7,173.59			4.57		.59		4.57		.58		4.58		8
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83	6,767.60			4.87		.60		4.87		.60		4.87		11
2004	10.96	.56	(.17)	.39	(.57)	—	(.57)	10.78	3.57	5,534.62			5.12		.62		5.12		.61		5.12		25
2003	10.85	.59	.12	.71	(.60)	—	(.60)	10.96	6.71	5,177.61			5.42		.61		5.42		.61		5.42		25

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.08	%*
2007	.12
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended October 31, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
INSURED												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (9/94)
2008(f)	$10.82	$.22	$(.13)	$.09	$(.23)	$—		$(.23)	$10.68	.81%	$234,975	1.04	%*	4.16	%*	1.04	%*	4.16	%*	1.03	%*	4.18	%*	4%
2007	10.69	.45	.13	.58	(.45)	—	**	(.45)	10.82	5.52	220,377.96			4.17		.96		4.17		.96		4.17		10
2006	11.04	.45	(.24)	.21	(.46)	(.10)		(.56)	10.69	1.84	205,982.78			4.13		.78		4.13		.78		4.13		27
2005	10.86	.47	.19	.66	(.48)	—		(.48)	11.04	6.19	200,707.79			4.32		.79		4.32		.79		4.33		26
2004	11.19	.49	(.32)	.17	(.50)	—		(.50)	10.86	1.50	200,862.81			4.43		.81		4.43		.81		4.43		16
2003	10.78	.51	.42	.93	(.52)	—		(.52)	11.19	8.80	193,907.81			4.66		.81		4.66		.80		4.66		31
Class B (2/97)
2008(f)	10.83	.18	(.13)	.05	(.18)	—		(.18)	10.70	.51	24,425	1.79	*	3.42	*	1.79	*	3.42	*	1.77	*	3.43	*	4
2007	10.70	.37	.13	.50	(.37)	—	**	(.37)	10.83	4.70	27,490	1.71		3.42		1.71		3.42		1.71		3.42		10
2006	11.05	.37	(.25)	.12	(.37)	(.10)		(.47)	10.70	1.06	34,186	1.53		3.38		1.53		3.38		1.53		3.38		27
2005	10.86	.39	.20	.59	(.40)	—		(.40)	11.05	5.48	40,777	1.54		3.58		1.54		3.58		1.54		3.58		26
2004	11.20	.41	(.34)	.07	(.41)	—		(.41)	10.86	.65	44,231	1.57		3.68		1.57		3.68		1.56		3.69		16
2003	10.78	.43	.43	.86	(.44)	—		(.44)	11.20	8.07	44,579	1.56		3.91		1.56		3.91		1.55		3.91		31
Class C (9/94)
2008(f)	10.75	.19	(.13)	.06	(.19)	—		(.19)	10.62	.60	36,626	1.59	*	3.62	*	1.59	*	3.62	*	1.57	*	3.63	*	4
2007	10.62	.39	.13	.52	(.39)	—	**	(.39)	10.75	4.91	34,338	1.51		3.62		1.51		3.62		1.51		3.62		10
2006	10.96	.39	(.24)	.15	(.39)	(.10)		(.49)	10.62	1.33	33,459	1.33		3.58		1.33		3.58		1.33		3.58		27
2005	10.78	.41	.18	.59	(.41)	—		(.41)	10.96	5.60	33,857	1.34		3.78		1.34		3.78		1.34		3.78		26
2004	11.11	.43	(.33)	.10	(.43)	—		(.43)	10.78	.91	35,547	1.36		3.88		1.36		3.88		1.36		3.88		16
2003	10.69	.45	.42	.87	(.45)	—		(.45)	11.11	8.31	33,172	1.36		4.10		1.36		4.10		1.35		4.11		31
Class R (12/86)
2008(f)	10.79	.23	(.13)	.10	(.23)	—		(.23)	10.66	.99	517,984.84		*	4.36	*	.84	*	4.36	*	.83	*	4.38	*	4
2007	10.67	.47	.12	.59	(.47)	—	**	(.47)	10.79	5.61	540,402.76			4.37		.76		4.37		.76		4.37		10
2006	11.01	.47	(.24)	.23	(.47)	(.10)		(.57)	10.67	2.11	569,874.58			4.33		.58		4.33		.58		4.33		27
2005	10.83	.50	.18	.68	(.50)	—		(.50)	11.01	6.38	614,657.59			4.53		.59		4.53		.59		4.53		26
2004	11.16	.51	(.32)	.19	(.52)	—		(.52)	10.83	1.67	634,616.61			4.63		.61		4.63		.61		4.63		16
2003	10.74	.53	.43	.96	(.54)	—		(.54)	11.16	9.10	678,397.61			4.86		.61		4.86		.60		4.87		31

*	Annualized.
**	Per share Capital Gains round to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.26	%*
2007	.19
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended October 31, 2007.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
INTERMEDIATE DURATION											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (6/95)
2008(e)	$8.97	$.17	$(.08)	$.09	$(.17)	$—	$(.17)	$8.89	1.00%	$284,969.75		%*	3.73	%*	.75	%*	3.73	%*	.75	%*	3.73	%*	17%
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98	304,084.75			3.76		.75		3.76		.75		3.77		38
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70	289,148.75			3.76		.75		3.76		.75		3.76		43
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39	250,322.76			3.85		.76		3.85		.76		3.85		32
2004	9.32	.39	(.22)	.17	(.41)	(.07)	(.48)	9.01	1.86	234,434.78			4.23		.78		4.23		.78		4.24		63
2003	9.27	.44	.10	.54	(.44)	(.05)	(.49)	9.32	5.85	269,694.79			4.67		.79		4.67		.79		4.67		28
Class B (2/97)
2008(e)	9.00	.13	(.08)	.05	(.13)	—	(.13)	8.92	.61	18,080	1.50	*	2.98	*	1.50	*	2.98	*	1.49	*	2.99	*	17
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27	20,700	1.50		3.01		1.50		3.01		1.50		3.02		38
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01	28,104	1.50		2.99		1.50		2.99		1.50		2.99		43
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55	36,106	1.51		3.10		1.51		3.10		1.51		3.10		32
2004	9.33	.32	(.22)	.10	(.34)	(.07)	(.41)	9.02	1.07	37,167	1.53		3.48		1.53		3.48		1.53		3.48		63
2003	9.27	.37	.10	.47	(.36)	(.05)	(.41)	9.33	5.15	35,116	1.54		3.93		1.54		3.93		1.53		3.93		28
Class C (6/95)
2008(e)	9.00	.14	(.09)	.05	(.14)	—	(.14)	8.91	.60	51,713	1.30	*	3.18	*	1.30	*	3.18	*	1.29	*	3.19	*	17
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58	54,909	1.30		3.21		1.30		3.21		1.30		3.21		38
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10	57,734	1.30		3.20		1.30		3.20		1.30		3.20		43
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75	63,972	1.31		3.30		1.31		3.30		1.31		3.30		32
2004	9.33	.34	(.22)	.12	(.36)	(.07)	(.43)	9.02	1.27	62,461	1.33		3.66		1.33		3.66		1.33		3.67		63
2003	9.27	.39	.10	.49	(.38)	(.05)	(.43)	9.33	5.35	48,890	1.34		4.12		1.34		4.12		1.34		4.13		28
Class R (11/76)
2008(e)	8.99	.18	(.09)	.09	(.18)	—	(.18)	8.90	.99	2,137,014.55		*	3.93	*	.55	*	3.93	*	.55	*	3.93	*	17
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30	2,046,934.55			3.96		.55		3.96		.55		3.96		38
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90	2,128,270.55			3.95		.55		3.95		.55		3.95		43
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59	2,298,373.56			4.05		.56		4.05		.56		4.05		32
2004	9.33	.41	(.22)	.19	(.43)	(.07)	(.50)	9.02	2.06	2,373,846.58			4.44		.58		4.44		.58		4.44		63
2003	9.28	.46	.09	.55	(.45)	(.05)	(.50)	9.33	6.05	2,557,682.59			4.87		.59		4.87		.59		4.87		28

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended October 31, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
LIMITED TERM												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (10/87)
2008(e)	$10.60	$.19	$— **	$.19	$(.19)	$—		$(.19)	$10.60	1.80%	$420,257.73		%*	3.57	%*	.73	%*	3.57	%*	.71	%*	3.58	%*	10%
2007	10.55	.38	.04	.42	(.37)	—	***	(.37)	10.60	4.07	410,955.73			3.55		.73		3.55		.72		3.56		16
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29	460,864.72			3.36		.72		3.36		.72		3.36		59
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08	489,920.72			3.29		.72		3.29		.72		3.29		37
2004	10.86	.37	(.10)	.27	(.35)	—		(.35)	10.78	2.53	523,396.73			3.36		.73		3.36		.73		3.36		29
2003	10.72	.42	.16	.58	(.44)	—		(.44)	10.86	5.52	508,735.73			3.85		.73		3.85		.72		3.86		31
Class C (12/95)
2008(e)	10.57	.17	— **	.17	(.17)	—		(.17)	10.57	1.64	204,971	1.07	*	3.22	*	1.07	*	3.22	*	1.06	*	3.24	*	10
2007	10.52	.34	.05	.39	(.34)	—	***	(.34)	10.57	3.72	213,117	1.08		3.20		1.08		3.20		1.07		3.21		16
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86	271,925	1.07		3.00		1.07		3.00		1.07		3.01		59
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75	313,073	1.07		2.93		1.07		2.93		1.07		2.94		37
2004	10.84	.33	(.09)	.24	(.32)	—		(.32)	10.76	2.20	355,503	1.08		3.01		1.08		3.01		1.08		3.01		29
2003	10.70	.37	.18	.55	(.41)	—		(.41)	10.84	5.18	330,728	1.08		3.45		1.08		3.45		1.08		3.46		31
Class R (2/97)
2008(e)	10.54	.20	— **	.20	(.20)	—		(.20)	10.54	1.93	77,654.53		*	3.78	*	.53	*	3.78	*	.51	*	3.79	*	10
2007	10.50	.40	.04	.44	(.40)	—	***	(.40)	10.54	4.22	41,901.52			3.78		.52		3.78		.51		3.79		16
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43	16,703.52			3.55		.52		3.55		.52		3.55		59
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33	17,786.52			3.48		.52		3.48		.52		3.49		37
2004	10.82	.39	(.09)	.30	(.38)	—		(.38)	10.74	2.77	11,931.53			3.56		.53		3.56		.53		3.56		29
2003	10.68	.43	.18	.61	(.47)	—		(.47)	10.82	5.77	8,308.53			3.99		.53		3.99		.53		3.99		31

*	Annualized.
**	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
***	Per share Capital Gains rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended October 31, 2007.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a “Fund”) and Nuveen Asset Management (“NAM”). The foregoing Investment Management Agreements with NAM are hereafter referred to as the “Original Investment Management Agreements.”

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements.

I. Approval of the Original Investment Management Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates;

Annual Investment Management Agreement Approval Process (continued)

(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status, and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed portfolio level performance (which does not reflect fund level fees and expenses) against customized benchmarks, as described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (although such Fund has been reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

Further, with respect to each Fund, the Board Members reviewed performance information including, among other things, total return information compared with such Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable)

ending December 31, 2006. The Board Members also reviewed each Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (continued)

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be renewed.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen

(including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

Annual Investment Management Agreement Approval Process (continued)

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the corresponding Original Investment Management Agreements. The Board Members further noted that key personnel of NAM who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of Nuveen under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the

Annual Investment Management Agreement Approval Process (continued)

1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Notes

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Investment Policy Change: On September 19, 2007, the Board of Trustees voted to authorize all of Nuveen’s non-insured open-end municipal bond Funds not already so authorized the capability of investing up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal securities. This investment policy change, effective October 31, 2007, will give the Funds’ portfolio managers greater flexibility to enhance: (1) income, (2) potential total return, both absolute and on a risk-adjusted basis, and (3) portfolio diversification.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-NAT-1007D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 7, 2008

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 7, 2008

*	Print the name and title of each signing officer under his or her signature.